UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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July 27, 2012

Dear Shareholder:

You are cordially invited to attend the Cell Therapeutics, Inc. (the “Company”) Annual Meeting of Shareholders, which will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, August 31, 2012, at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. For those of you unable to attend in person, the Company expects to webcast the meeting and make information concerning the webcast available on the Company’s website at http://www.celltherapeutics.com

Information concerning the business to be conducted at this meeting is included in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement is being mailed to the Company’s U.S. shareholders. If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, the Company urges its U.S. shareholders to sign, date and promptly return the enclosed proxy card in the enclosed postage paid envelope and urges its Italian shareholders to request and return an Italian proxy card, together with a completed certification of participation in the Italian Central Depository System. If your shares are held in a U.S. bank or brokerage account or if you are registered directly with the Company as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

I look forward to greeting you personally and, on behalf of the Board of Directors and management, I would like to express our appreciation for your support of Cell Therapeutics, Inc.

Sincerely,

James A. Bianco, M.D. President and Chief Executive Officer Shareholder

Cell Therapeutics, Inc., 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

CELL THERAPEUTICS, INC.

Notice of Annual Meeting of Shareholders

Friday, August 31, 2012

To the Shareholders of Cell Therapeutics, Inc.:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc. (the “Company”) will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, August 31, 2012 at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A., for the following purposes:

(1)	to elect directors to the Company’s Board of Directors (“Proposal 1”);

(2)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 384,999,999 to 751,666,666 and the total number of authorized shares of common stock from 383,333,333 to 750,000,000 (“Proposal 2”);

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”) to increase the number of shares available for issuance under the 2007 Equity Plan by 15,000,000 shares (“Proposal 3”);

(4)	to approve the shares issued to S*BIO Pte Ltd. in connection with, or to finance, the acquisition of assets of S*BIO Pte Ltd. and at the Company’s option, to issue shares of common stock or shares of preferred stock in lieu of cash for up to 50% of the milestone payments pursuant to the asset purchase agreement entered into with S*BIO Pte Ltd. on April 18, 2012 (“Proposal 4”);

(5)	to approve the issuance of shares of preferred stock and shares of common stock issuable upon conversion of the preferred stock, warrants and shares of common stock issuable upon the exercise of the warrants, and at the Company’s option, the issuance of shares of common stock in lieu of cash upon exchange of such warrants issued to Socius CG II, Ltd. pursuant to the securities purchase agreement entered into in connection with the offering of Series 15 Convertible Preferred Stock on May 29, 2012 (“Proposal 5”);

(6)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012 (“Proposal 6”);

(7)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6 (“Proposal 7”); and

(8)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. As more fully described in the Proxy Statement accompanying this Notice, Proposal 1 describes the election of three Class III directors to the Company’s Board of Directors, each to serve until the 2015 annual meeting of shareholders.

The Board of Directors has approved the proposals described in the Proxy Statement and recommends that you vote “FOR” the nominees for directors listed in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6 and 7.

All shareholders are cordially invited to attend the Annual Meeting. Only shareholders of record at the close of business on July 20, 2012, the record date fixed by the Board of Directors of the Company, are entitled to vote at the Annual Meeting and all adjournments and postponements thereof. A complete list of shareholders entitled to notice of, and to vote at, the Annual Meeting will be open to examination by the shareholders beginning ten (10) days prior to the Annual Meeting for any purpose germane to the Annual Meeting during normal business hours at the office of the secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

The Proxy Statement will be available for the Company’s Italian shareholders at least twenty (20) days before the Annual Meeting date of August 31, 2012.

Whether or not you intend to be present at the Annual Meeting, U.S. shareholders are requested to sign and date the enclosed proxy card and return it in the enclosed envelope, and Italian shareholders are requested to request, sign, date and return an Italian proxy card, together with a completed certification of participation in the Italian Central Depository System. If you are one of the Company’s Italian shareholders, please remember to request a certification of participation in the Italian Central Depository System from your broker and include it in the same envelope as your Italian proxy card in order for your vote to be counted. If your shares are held in a bank or brokerage account in the United States, or if you are registered directly with the Company as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

By Order of the Board of Directors

Louis A. Bianco
Executive Vice President, Finance & Administration

Seattle, Washington

July 27, 2012

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ARE ONE OF THE COMPANY’S SHAREHOLDERS IN ITALY, PLEASE REMEMBER TO PRINT AN ITALIAN PROXY CARD FROM THE COMPANY’S WEBSITE, OR ANY OF THE LOCATIONS LISTED IN THE PROXY STATEMENT, SIGN AND DATE THE ITALIAN PROXY CARD, REQUEST A CERTIFICATION OF PARTICIPATION IN THE ITALIAN CENTRAL DEPOSITORY SYSTEM FROM YOUR BROKER AND INCLUDE THE ITALIAN PROXY CARD AND CERTIFICATION OF PARTICIPATION IN THE SAME ENVELOPE OR TELECOPY THEM TOGETHER TO THE FACSIMILE NUMBER PROVIDED ON THE ITALIAN PROXY CARD (SEE PAGE 3 FOR MORE INFORMATION ON ITALIAN VOTING PROCEDURES).

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting, Which Will Be Held on Friday, August 31, 2012:

This Notice and the Proxy Statement are available on the Company’s website at

http://www.celltherapeutics.com/shareholders.

CELL THERAPEUTICS, INC.

3101 Western Avenue, Suite 600

Seattle, Washington 98121, U.S.A.

PROXY STATEMENT

Information Regarding Proxies

General

This Proxy Statement and the accompanying form of proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cell Therapeutics, Inc. (the “Company”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting” or “shareholder meeting”), which will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, August 31, 2012, at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A., and at any adjournment or postponement thereof.

At the Annual Meeting, shareholders will be asked:

(1)	to elect directors to the Company’s Board (“Proposal 1”);

(2)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 384,999,999 to 751,666,666 and the total number of authorized shares of common stock from 383,333,333 to 750,000,000 (“Proposal 2”);

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”) to increase the number of shares available for issuance under the 2007 Equity Plan by 15,000,000 shares (“Proposal 3”);

(4)	to approve the shares issued to S*BIO Pte Ltd. (“S*BIO”) in connection with, or to finance, the acquisition of assets of S*BIO and at the Company’s option, to issue shares of common stock or shares of preferred stock in lieu of cash for up to 50% of the milestone payments pursuant to the asset purchase agreement entered into with S*BIO on April 18, 2012 (“Proposal 4”);

(5)	to approve the issuance of shares of preferred stock and shares of common stock issuable upon conversion of the preferred stock, warrants and shares of common stock issuable upon the exercise of the warrants, and at the Company’s option, the issuance of shares of common stock in lieu of cash upon exchange of such warrants issued to Socius CG II, Ltd. (“Socius”), pursuant to the securities purchase agreement entered into in connection with the offering of Series 15 Convertible Preferred Stock on May 29, 2012 (“Proposal 5”);

(6)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012 (“Proposal 6”);

(7)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6 (“Proposal 7” and together with Proposals 1 through 6, the “Proposals”); and

(8)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

As more fully described in this Proxy Statement, Proposal 1 describes the election of three Class III directors to the Board, each to serve until the 2015 annual meeting of shareholders.

Shareholder approval of Proposals 1, 2, 3, 4 and 5 are required by statutes or regulations applicable to the Company based on its listing on The NASDAQ Stock Market LLC (“NASDAQ”) and its incorporation in the State of Washington.

This Proxy Statement and the accompanying proxy card are being first mailed to shareholders on or about July 30, 2012.

Reverse Stock Split

Pursuant to the Business Corporation Act of Washington, the Board may unilaterally determine that it is in the best interests of the shareholders and the Company to effectuate a reverse stock split. If the Company does not have any shares of preferred stock outstanding, the Company is not required to seek shareholder approval of such action before effectuating a reverse stock split. The primary objective of a reverse stock split, if undertaken, would be an anticipated increase of the per share trading price of the Company’s common stock, which may enable the Company to satisfy the listing requirements of the Company’s common stock under the NASDAQ Listing Rules and facilitate higher levels of institutional stock ownership, as investment policies of many institutional investors require minimum securities price points. On June 29, 2012, the Company received a notice from NASDAQ stating that, based on the closing bid price of the Company’s common stock for the thirty (30) consecutive business days preceding such date, the Company no longer met the minimum $1.00 per share requirement for continued listing on The NASDAQ Capital Market. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company was provided a grace period of one hundred eighty (180) calendar days, or until December 26, 2012, to regain compliance. The Company may achieve compliance during the 180-day period if the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of ten (10) consecutive trading days before December 26, 2012. The Company may be eligible for an additional grace period if it meets the initial listing standards, with the exception of bid price, for The NASDAQ Capital Market. If the Company meets the initial listing criteria, with the exception of bid price, it may be granted an additional 180 calendar day compliance period.

As of the date of this proxy statement, the closing bid price of the Company’s common stock for the last thirty (30) days has been below $1.00 per share. If the Company is unable to attain compliance with the minimum bid price requirement, whether by effectuating a reverse stock split of the Company’s common stock or otherwise, the Company’s common stock may be delisted from The NASDAQ Capital Market. To address the Company’s non-compliance with the minimum bid price requirement, the Board may determine in its discretion that the Company should complete a reverse stock split, which may be implemented prior to December 26, 2012 (the “Reverse Stock Split”). If the Board approves the Reverse Stock Split, then the amount of shares referenced in Proposals 2, 3, 4 and 5 will be reduced in proportion to the ratio of the Reverse Stock Split. In such event, proportionate adjustments would also be made to the Company’s outstanding equity awards, as well as the number of shares of Company common stock available for award grants under the 2007 Equity Plan. There can be no assurance that the Reverse Stock Split will have the intended effect or that any increase in the trading price of the Company’s common stock will be proportional to the decrease in the number of outstanding shares.

The Company currently expects that if the Reverse Stock Split is implemented, it will have a ratio of between one-for-three and one-for-five. However, the Board may approve the Reverse Stock Split with a ratio above or below that range. The Board’s decision as to whether to approve the Reverse Stock Split and its determination as to the ratio of any Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for the Company’s common stock, actual or forecasted results of operations and the likely effect of such results on the market price of the Company’s common stock. If the Company implements a one-for-three Reverse Stock Split, then on the effective date of the Reverse Stock Split (the “Effective Date”), each shareholder will receive one new share of the Company’s common stock in exchange for every three shares of the Company’s common stock such shareholder holds. If the Company implements a one-for-four Reverse Stock Split, then on the Effective Date, each shareholder will receive one new share of the Company’s common stock in exchange for every four shares of the Company’s common stock such shareholder holds. If the Company implements a one-for-five Reverse Stock Split, then on the Effective Date, each shareholder will receive one new share of the Company’s common stock in exchange for every five shares of the Company’s common stock such shareholder holds. The Reverse Stock Split would affect all outstanding and authorized shares of the Company’s common stock as well as the number of shares of common stock underlying stock options and other exercisable or convertible instruments outstanding on the Effective Date. No certificates for fractional shares of the Company’s common stock would be issued in the Reverse Stock Split, but in lieu thereof, each holder of the Company’s common stock who would otherwise have been entitled to a fraction of a share of the Company’s common stock will be paid cash equal to such fraction times the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the trading day immediately preceding the Effective Date.

Except as otherwise expressly noted herein, references to a number of shares of the Company’s common stock throughout this proxy statement do not give effect to the Reverse Stock Split described above.

Important Information for the Company’s Shareholders in Italy about Voting Procedures

If you hold shares of the Company’s common stock as a result of a merger with Novuspharma S.p.A. or if you acquired shares of the Company’s common stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy (the “MTA”), you most likely hold these shares indirectly through the facilities of the Monte Titoli, S.p.A., the Italian central clearing agency (“Monte Titoli”), and through the banks and brokers participating in the Monte Titoli system (unless you or your broker has taken action to remove your shares from the Monte Titoli system and requested to have shares registered in your name). Persons holding shares of the Company’s common stock through Monte Titoli are referred to as the Company’s shareholders in Italy or the Company’s Italian shareholders. Monte Titoli, in turn, holds these shares of the Company’s common stock through the U.S. clearing agency, the Depository Trust Company (“DTC”). Pursuant to U.S. law, DTC will transfer its voting power over the shares in Monte Titoli’s account to Monte Titoli. Monte Titoli has agreed with the Company that it will re-transfer its voting power over such shares to the persons holding certifications of participation (each, a “Certification”) in the Italian Central Depository System issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and the Commissione Nazionale per le Società e la Borsa (“CONSOB”) on February 22, 2008).

In order to increase the number of shares owned by Italian shareholders that vote at the Annual Meeting so that the Company can achieve a quorum and take action at the Annual Meeting and facilitate voting regarding the matters submitted for approval at the Annual Meeting, all of which has been difficult in the past, the Company has requested that certain Italian banks, in the absence of the shareholder’s instructions to the contrary, make book-entry transfers of the Company’s common stock, in part or all of the shares, held in the name of and in the customer’s account by such banks to an account opened in the name of the same banks at a U.S. broker-dealer on the record date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this will permit such U.S. broker-dealers who hold shares transferred to them from Italian banks to vote these shares for certain routine matters to be presented at the Annual Meeting to the extent that the Italian shareholders have not instructed their broker to vote the shares pursuant to the procedures provided for in this Proxy Statement and on the proxy card prepared for the Company’s shareholders in Italy, which may be obtained from the Company’s website at http://www.celltherapeutics.com. The Company’s Italian shareholders will, however, maintain their right to instruct the U.S. broker-dealer so that the broker-dealer refrains from taking any action in relation to such shareholder’s shares, including voting the shares. Accordingly, if you do not vote your shares by valid proxy or you do not provide any specific instruction in relation thereto on or before the date of the Annual Meeting and your shares are held through an Italian bank participating in this transfer procedure, your shares will be voted by the U.S. broker-dealer pursuant to the discretionary authority granted them under Rule 452 of the NYSE. However, you may still vote your shares yourself as provided below.

Copies of this Proxy Statement may be obtained by the Company’s Italian shareholders from any of the following places:

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or intermediaries of Monte Titoli) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

This Proxy Statement will be available for the Company’s Italian shareholders at least twenty (20) days before the Annual Meeting date of August 31, 2012. All of the Company’s shareholders, including the Company’s Italian shareholders, are cordially invited to attend the Annual Meeting. If you hold shares of the Company’s common stock in Italy through Monte Titoli, your broker is required by Italian law to provide you with a Certification in the Italian Central Depository System.

Italian shareholders who have requested and received a Certification may vote in the following manner:

•	In person. You may attend the Annual Meeting and vote in person. To do so, please present your Certification at the door, together with proof of your identity.

•

By mail or facsimile. You may print an Italian proxy card from the Company’s website at http://www.celltherapeutics.com/shareholders and use that proxy card to vote by mail or facsimile. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by facsimile to the facsimile number shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents the Company from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted (that is, in order to prove to the Company’s inspector of election that you have the right to vote).

•

By proxy. You may name another person as a substitute proxy by any means permitted by Washington law and the Company’s second amended and restated bylaws (the “Bylaws”). That substitute proxy may then attend the Annual Meeting, provided that he or she provides your Certification or a complete copy thereof, together with your written authorization naming such person as your proxy, to the Company’s inspector of election at the Annual Meeting in order to verify the authenticity of your proxy designation.

The Company strongly encourages its Italian shareholders to obtain a Certification and an Italian proxy card and submit them by mail to the address shown on the Italian proxy card or, if possible, send by facsimile to the facsimile number shown on the Italian proxy card. A significant percentage of the Company’s shares are held by persons in Italy. If the Company’s Italian shareholders do not take the time to vote, then the Company will not be able to obtain a quorum, in which case the Company would be unable to conduct any business at the Annual Meeting, and will not be able to obtain approval of the Proposals. Your vote is important. Please obtain a Certification and an Italian proxy card and vote today.

For future meetings, an Italian shareholder may also vote via internet or by phone if the shares owned by such Italian shareholder are held directly by a U.S. brokerage account in that shareholder’s name. If you are an Italian shareholder and wish to use this method of voting for future meetings, then prior to the record date for such future meeting you will need to instruct your bank to transfer your shares to a U.S. brokerage account (to be held in your name and for your account). Once your shares are held by a U.S. broker-dealer in your name, you will receive the shareholder meeting documentation for any future meetings (including the proxy statement) at your address, together with a security code and instructions on how to vote your shares through the relevant website or by calling the telephone number provided in connection with that meeting. You will not need to transfer your shares before every meeting; once the transfer has been made and your shares are held in a U.S. brokerage account, you will be able to vote your shares via internet or phone for all future meetings so long as your shares continue to be held in a U.S. brokerage account. If you wish to make such a transfer to allow voting via internet or phone for future meetings, please contact your bank to understand the procedure and the costs associated with that transfer. Please note that you will be required by your bank to bear the costs relating to such a transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the U.S.

The Company’s Italian shareholders who are registered directly with the Company as a record holder (i.e., you hold your shares in registered form) may also vote via internet or by phone. If you do not hold your shares in registered form, you may request to be registered directly with the Company as a record holder, which will entitle you to receive shareholder materials for future meetings directly at your address as indicated in the registration. If you are interested in having your shares registered directly with the Company for the purposes of receiving shareholder information directly for future meetings, please contact your bank for more information on the procedures required for such registration, which would include, among other things, the submission of a registration request (together with a Certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of such shares to the United States directly in your name. Please note that registration in the Company’s shareholder books may require you to take additional steps if and when you decide to dispose of your shares.

Solicitation of Proxies

This solicitation is made on behalf of the Board. All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers, directors or other regular employees may solicit proxies by telephone, facsimile, electronic communication or in person. These individuals will not receive any additional compensation for these services. The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $30,000 in the aggregate.

Record Date, Voting Rights and Outstanding Shares

Only shareholders of record on the Company’s books at the close of business on July 20, 2012 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting. Each holder of record of the Company’s common stock, no par value per share, outstanding on the record date will be entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the close of business on the record date, there were issued and outstanding 258,196,962 shares of common stock. As of the close of business on the record date, the Company does not have any other class of capital stock outstanding.

Dissenters Rights or Appraisal Rights

Pursuant to applicable Washington law, there are no dissenters or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Quorum, Abstentions and Broker Non-Votes

A quorum of shareholders must be established at the Annual Meeting in order to transact business at the Annual Meeting. Under the Business Corporation Act of Washington, a quorum may be established in one of two ways. Pursuant to the first quorum standard, the presence in person, by telephone or by proxy of the holders of at least one-third of the shares outstanding and entitled to vote at the Annual Meeting constitutes a quorum (“Quorum Standard 1”). Therefore, the Company will need at least 86,065,654 shares of the Company’s common stock present in person, by telephone or by proxy at the Annual Meeting for Quorum Standard 1 to be established. However, the Company may establish a quorum under the second quorum standard. In order to satisfy the second quorum standard, a majority of the shares outstanding and entitled to vote at the Annual Meeting other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the European Union must be present in person, by telephone or by proxy at the Annual Meeting, provided the number of votes comprising such majority equals or exceeds one–sixth of the shares outstanding and entitled to vote at the Annual Meeting (“Quorum Standard 2”). As of the close of business on the record date, there were issued and outstanding 180,016,998 shares of the Company’s common stock other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the European Union. Accordingly, 90,008,499 of the shares of the Company’s common stock other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the European Union must be present in person, by telephone or by proxy at the Annual Meeting for Quorum Standard 2 to be established. All shares of the Company’s common stock are eligible to vote for the Proposals, except that votes by Socius will not be counted in determining if a majority of the total votes cast on Proposals 4 and 5, voting in person or by proxy, have approved Proposals 4 or 5. Under Quorum Standard 2, certain shares are not counted for quorum purposes. However, even if a quorum is established under Quorum Standard 2, all shares are eligible to vote and all such votes will be counted.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions and broker non-votes will be counted in determining whether a quorum is present, except that abstentions and broker non-votes of shares credited to the account of stock depositories located in a member state of the European Union (including shares that are held through Monte Titoli) and not transferred in accordance with the procedure described in “Important Information for the Company’s Shareholders in Italy about Voting Procedures” above will not be counted in determining whether a quorum is present for purposes of establishing Quorum Standard 2. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees typically do not have discretionary authority to vote on non-routine matters. Under the rules of the NYSE, as amended, which apply to all NYSE-licensed brokers (the “NYSE Rules”), brokers have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner.

If a quorum is established at the Annual Meeting, all shares of the Company’s common stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given therein. In the absence of a quorum, the Chairman of the Annual Meeting may adjourn the Annual Meeting. Proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified therein will be voted according to the recommendations of the Board on such proposals, which recommendations are in favor of all of the Proposals, and will be voted, in the proxies’ discretion, upon such other matter or matters that may properly come before the Annual Meeting and any such postponements or adjournments thereof. All proxy cards, whether received prior to or after the original date of the Annual Meeting, will be valid as to any postponements or adjournments of the Annual Meeting.

When an eligible voter attends the shareholder meeting but affirmatively decides not to vote, the eligible voter’s decision not to vote is called an abstention. Properly executed proxy cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. The Company will treat abstentions as follows:

•	abstention shares are present and entitled to vote for purposes of determining the presence of a quorum;

•

abstentions will be treated as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote requiring a plurality, a majority or some other percentage of the votes actually cast; and

•

abstentions will have the same effect as votes against a proposal if the vote required is a majority or some other percentage of the voting power present for that proposal or of the votes entitled to be cast on that proposal.

In Proposal 1, the three Class III nominees for director seats who receive the most votes cast at the shareholder meeting in person, by telephone or by proxy shall be elected. Abstentions and broker non-votes have no effect on the outcome of Proposal 1. No cumulative voting for directors is permitted under the Company’s amended and restated articles of incorporation.

The affirmative vote of a majority of votes actually cast that are present in person, by telephone or by proxy is required to approve Proposal 2, provided that the affirmative vote for Proposal 2 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 2. However, if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not be counted and will have no effect on the outcome of Proposal 2. Proposal 2 is considered to be a routine matter under the NYSE Rules and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for such proposals.

The affirmative vote of a majority of votes actually cast that are present in person, by telephone or by proxy is required to approve Proposals 3, 4, 5, 6 and 7. Abstentions will not be counted as votes cast against Proposals 3, 4, 5, 6 and 7 and will have no effect on the outcome of Proposals 3, 4, 5, 6 and 7 because approval is based on the number of votes actually cast.

Votes by Socius will not be counted in determining if a majority of the total votes cast on Proposals 4 and 5, voting in person or by proxy have approved Proposals 4 or 5. According to the Schedule 13G/A filed on June 6, 2012 by Socius, Socius beneficially owned 25,000,000 shares of common stock, which included 20,000,000 shares of common stock and warrants to purchase 13,333,332 shares of common stock. Pursuant to the terms of such warrants, Socius may not exercise or exchange its warrants to the extent that the exercise or exchange, as applicable, would result in Socius and its affiliates beneficially owning more than 9.9% of our common stock.

Because the vote under Proposals 3, 4 and 5 are considered to be non-routine matters under the NYSE Rules, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposals 3, 4 and 5, brokers will not be permitted to exercise their voting authority and uninstructed shares will constitute broker non-votes. Proposals 6 and 7 are considered to be routine matters under the NYSE Rules and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposals 6 or 7, brokers will be permitted to exercise their discretionary authority to vote for such proposals. Broker non-votes for Proposals 3, 4 and 5 will have no effect on the outcome of Proposals 3, 4 and 5 because approval is based on the number of votes actually cast.

Voting Electronically or by Telephone

If your shares are registered in the name of a bank or brokerage firm in the United States, you may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Solutions (“Broadridge”) online program. This program provides eligible shareholders who receive a paper copy of this Proxy Statement the opportunity to vote via the internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not reference internet or telephone information, please complete and return the paper proxy card in the self-addressed postage paid envelope provided.

In addition, if your shares are registered in your name, you may vote your shares electronically over the internet or by telephone as provided on your voting form.

Revocability of Proxies

Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter by delivering written notice to the Company’s secretary, Louis A. Bianco, at the Company’s principal executive offices, by executing and delivering another proxy dated as of a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy. For the Company’s Italian shareholders, any written notice of revocation or another proxy, in either case dated as of a later date, must also be accompanied by another Certification.

Voting Agreements

At the time of the Company’s merger with Novuspharma, S.p.A., the Company entered into an agreement with Monte Titoli in order to ensure that persons receiving beneficial interests in shares of the Company’s common stock as a result of the merger would be able to vote those shares. Monte Titoli agreed that each time it is designated as proxy by DTC, Monte Titoli will execute a further omnibus proxy transferring its voting power to the persons who hold Certifications issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008).

PROPOSAL 1

ELECTION OF DIRECTORS

Summary

The Company’s amended and restated articles of incorporation and the Bylaws provide for the Board to be divided into three approximately equal classes of directors serving staggered three-year terms. Each director holds office until the later of the term elected or until his or her successor is elected. As a result, approximately one-third of the total number of directors are elected every year at the Annual Meeting.

Under the Bylaws, the number of directors constituting the entire Board may be decreased or increased by majority action of either the Board or the shareholders. Unless a director resigns or is removed for cause, no decrease in the number of directors may have the effect of shortening the term of any incumbent director. In the event of a vacancy on the Board, the Bylaws permit a majority of the remaining directors in office to fill the vacancy, and the director then chosen will hold office until the next shareholders’ meeting at which directors are elected. At such meeting, the director will stand for election until the later of the term elected or until his or her successor is elected.

The Board has fixed the number of directors at 12. Currently, there are nine members of the Board. From time to time, the Company’s Nominating and Governance Committee evaluates potential candidates to fill the vacancies on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The current terms of office of the Class I directors, Mr. John H. Bauer, Dr. Phillip M. Nudelman and Dr. Reed V. Tuckson, expire at the 2013 annual meeting of shareholders. The current terms of office of the Class II directors, Dr. James A. Bianco, Dr. Vartan Gregorian and Dr. Frederick W. Telling, expire at the 2014 annual meeting of shareholders. The current terms of office of the Class III directors, Mr. Richard L. Love, Dr. Mary O. Mundinger and Dr. Jack W. Singer, expire at the Annual Meeting.

Nominees for Election as Directors

Mr. Love, Dr. Mundinger and Dr. Singer have been nominated by the Board for election at the Annual Meeting as Class III directors for three year terms expiring at the 2015 annual meeting of shareholders.

If elected, each nominee will hold office until the later of expiration of his or her term or until his or her successor is elected. It is intended that the accompanying proxy will be voted for the election as directors of Mr. Love, Dr. Mundinger and Dr. Singer unless the proxy contains contrary instructions.

Each nominee has agreed to serve if elected and the Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, if any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised the Company that they will vote for the election of the substitute nominee or nominees designated by the Board.

Vote Required and Board of Directors’ Recommendation

The three Class III nominees for director seats who receive the most votes cast at the Annual Meeting in person, by telephone or by proxy shall be elected. No cumulative voting for directors is permitted under the Company’s amended and restated articles of incorporation. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Information about Nominees and Continuing Directors

The table below provides biographical information as of June 29, 2012 for each nominee for director and each person whose term of office as a director will continue after the shareholder meeting.

Name	Age	Director Since	Class	Term Expiration
John H. Bauer(3)	71	2005	I	2013 Annual Meeting
James A. Bianco, M.D.	55	1991	II	2014 Annual Meeting
Vartan Gregorian, Ph.D.(3)(4)	78	2001	II	2014 Annual Meeting
Richard L. Love(2)(4)	68	2007	III	2012 Annual Meeting
Mary O. Mundinger, DrPH(2)(4)	75	1997	III	2012 Annual Meeting
Phillip M. Nudelman, Ph.D.(1)(2)(3)(4)	76	1994	I	2013 Annual Meeting
Jack W. Singer, M.D.	69	1991	III	2012 Annual Meeting
Frederick W. Telling, Ph.D.(2)(3)	60	2006	II	2014 Annual Meeting
Reed V. Tuckson, M.D.	61	2011	I	2013 Annual Meeting

(1)	Chairman of the Board of Directors.
(2)	Member of the Compensation Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Nominating and Governance Committee.

Nomination for Election for a Term Continuing Until the 2015 Annual Meeting—Class III Directors

Mr. Love has been one of the Company’s directors since September 2007. Mr. Love is presently a manager of Translational Accelerators, LLC. Mr. Love is also a director of Applied Microarrays Inc., Ascalon, PAREXEL International, SalutarisMD Inc., was previously a director of ImaRx Therapeutics Inc., and, prior to its acquisition by the Company in July 2007, served as chairman of the board of Systems Medicine, Inc. He started two biopharmaceutical companies, Triton Biosciences Inc. and ILEX Oncology Inc; he served as chief executive officer for Triton Biosciences from 1983 to 1991, and as chief executive officer for ILEX Oncology from 1994 to 2001. In addition, Mr. Love has served in executive positions at not-for-profit organizations, including the Cancer Therapy and Research Center, The San Antonio Technology Accelerator Initiative and the Translational Genomics Research Institute. Mr. Love received his B.S. and M.S. degrees in chemical engineering from Virginia Polytechnic Institute.

Dr. Mundinger has been one of the Company’s directors since April 1997. From 1986 to 2010, she was a dean and professor at the Columbia University School of Nursing, and an associate dean on the faculty of medicine at Columbia University. In July 2010, Dr. Mundinger was appointed the Edward M. Kennedy Professor in Health Policy and Dean Emeritus at the Columbia University School of Nursing. Dr. Mundinger has served on the board of directors of United Health Group and Gentiva Health Services and is an elected member of the Institute of Medicine of the National Academies, the American Academy of Nursing and the New York Academy of Medicine. Dr. Mundinger received her doctorate in public health from Columbia’s School of Public Health.

Dr. Singer is one of the Company’s founders and directors and currently serves as the Company’s Executive Vice President, Global Medical Affairs and Translational Medicine. Dr. Singer has been one of the Company’s directors since its inception in September 1991. From January 2004 to June 2012, Dr. Singer was the Company’s Executive Vice President, Chief Medical Officer. From July 1995 to January 2004, Dr. Singer was the Company’s Executive Vice President, Research Program Chairman and from April 1992 to July 1995, he served as the Company’s Executive Vice President, Research and Development. Prior to joining the Company,

Dr. Singer was a professor of medicine at the University of Washington and a full member of the Fred Hutchinson Cancer Research Center. From 1975 to 1992, Dr. Singer was the Chief of Medical Oncology at the Veterans Administration Medical Center in Seattle. Dr. Singer received his M.D. from State University of New York, Downstate Medical College.

Directors Continuing in Office Until the 2013 Annual Meeting—Class I Directors

Mr. Bauer has been one of the Company’s directors since October 2005. Mr. Bauer serves as an executive advisor and Chief Financial Officer at DigiPen Institute of Technology. He was formerly Executive Vice President for Nintendo of America Inc. from 1994 to 2004. While at Nintendo of America Inc., he had direct responsibility for all administrative and finance functions. He has also served as a consultant to Nintendo of America Inc. From 1963 to 1994, he worked for Coopers & Lybrand, including serving as the business assurance (audit) practice partner. He was also a member of Coopers & Lybrand’s Firm Council, the senior policy making and governing board for the firm. Mr. Bauer is also a member of the board of directors of RIPL Corporation and Zones, Inc. Mr. Bauer received his B.S. degree in accounting from St Edward’s University.

Dr. Nudelman has been one of the Company’s directors since March 1994. From 2000 to 2007, he served as the President and Chief Executive Officer of The Hope Heart Institute. From 1998 to 2000, he was the Chairman of the board of Kaiser/Group Health, retiring in 2000 as Chief Executive Officer Emeritus. From 1990 to 2000, Dr. Nudelman was the President and Chief Executive Officer of Group Health Cooperative of Puget Sound, a health maintenance organization. He also currently serves on the board of directors of OptiStor Technologies, Inc., or OptiStor, and Zynchros, Inc. Dr. Nudelman served on the White House Task Force for Health Care Reform from 1992 to 1994 and the President’s advisory Commission on Consumer Protection and Quality in Health Care from 1996 to 1998. He has also served on the Pew Health Professions Commission and the AMA Task Force on Ethics, the Woodstock Ethics Commission, and currently serves as Chairman of the American Association of Health Plans. Dr. Nudelman received his B.S. degree in microbiology, zoology and pharmacy from the University of Washington, and holds an M.B.A. and a Ph.D. in health systems management from Pacific Western University.

Dr. Tuckson has been one of the Company’s directors since September 2011. Dr. Tuckson is the Executive Vice President and Chief of Medical Affairs of UnitedHealth Group and has served in that capacity since December 2006. Prior to his position at UnitedHealth Group, from January 2006 to December 2006, Dr. Tuckson served as Senior Vice President, Professional Standards, for the American Medical Association. He has also served as President of the Charles R. Drew University of Medicine and Science in Los Angeles, Senior Vice President for Programs of the March of Dimes Birth Defects Foundation and Commissioner of Public Health for the District of Columbia. He currently serves on the board of directors of the Alliance for Health Reform, the American Telemedicine Association, the National Patient Advocate Foundation, Project Sunshine, and the Arnold P. Gold Foundation and on the advisory committee to the Director of the National Institute of Health. Dr. Tuckson received his B.S. degree in Zoology from Howard University and his medical doctor degree from the Georgetown University School of Medicine, and completed the Hospital of the University of Pennsylvania’s General Internal Medicine Residency and Fellowship programs.

Directors Continuing in Office Until the 2014 Annual Meeting—Class II Directors

Dr. Bianco is the Company’s principal founder and serves as the Company’s President and Chief Executive Officer and director. Dr. Bianco has served as the Company’s Chief Executive Officer and director since February 1992. He also served as the Company’s President from February 1992 to July 2008 and was appointed President of the Company again on July 25, 2012. Prior to founding the Company, Dr. Bianco was an assistant professor of medicine at the University of Washington, Seattle, and an assistant member in the clinical research division of the Fred Hutchinson Cancer Research Center. From 1990 to 1992, Dr. Bianco was the director of the Bone Marrow Transplant Program at the Veterans Administration Medical Center in Seattle. Dr. Bianco currently serves on the board of directors of the Seattle Police Foundation. Dr. Bianco received his B.S. degree in biology and physics from New York University and his M.D. from Mount Sinai School of Medicine. Dr. Bianco is the brother of Louis A. Bianco, the Company’s Executive Vice President, Finance and Administration.

Dr. Gregorian has been one of the Company’s directors since December 2001. He is the twelfth president of Carnegie Corporation of New York, a grant-making institution founded by Andrew Carnegie in 1911. Prior to his current position, which he assumed in June 1997, Dr. Gregorian served for eight years as Brown University’s sixteenth president. He was awarded a Ph.D. in history and humanities from Stanford University. A Phi Beta Kappa and a Ford Foundation Foreign Area Training Fellow, he is a recipient of numerous fellowships, including those from the John Simon Guggenheim Foundation, the American Council of Learned Societies, the Social Science Research Council, and the American Philosophical Society.

Dr. Telling has been one of the Company’s directors since December 2006. Prior to his retirement in 2007, Dr. Telling was a corporate officer of Pfizer (since 1994), most recently as Vice President of Corporate Policy and Strategic Management. He joined Pfizer in 1977 and was responsible for strategic planning and policy development throughout the majority of his career. He currently serves on the board of directors of Eisai N.A., Oragenics, Inc. and Aequus Biopharma, Inc., or Aequus, a subsidiary of the Company. Dr. Telling is also a member of the Committee for Economic Development, IBM’s Healthcare & Life Sciences Advisory Council, the EAA, and the United Hospital Fund and is a Board member emeritus at ORBIS and the Smithsonian National Air and Space Museum. Dr. Telling received his B.A. degree from Hamilton College and his Masters of Industrial and Labor Relations and Ph.D. in Economics and Public Policy from Cornell University.

Board of Directors and Committee Meetings

The Board held seventeen meetings during the year ended December 31, 2011, including three meetings of the independent directors. Each of the directors serving on the Board in 2011 attended at least 75% of the total number of meetings of the Board and of all committees of the Board during the time which they served. The Company’s policy is to encourage attendance at the Annual Meeting. Three of the directors in office at the time of the Company’s 2011 annual meeting of shareholders were in attendance at the Company’s 2011 annual meeting of shareholders.

The Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee

The Audit Committee has responsibility for assisting the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee assists the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, (iv) the Company’s internal audit function and (v) the Company’s internal controls over financial reporting and systems of disclosure controls and procedures. The Board has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s website at http://www.celltherapeutics.com. The composition of the Audit Committee and the attributes of its members, and the responsibilities of the Audit Committee as reflected in its charter adopted by the Board, are intended to be in accordance with SEC rules and NASDAQ Listing Rules with regard to corporate audit committees.

The Audit Committee held six meetings during the year ended December 31, 2011. The Audit Committee currently consists of four non-employee directors: Mr. Bauer (Chairperson), Dr. Gregorian, Dr. Nudelman and Dr. Telling.

The Board has determined that each of the current members of the Audit Committee meets the requirements of “independence” as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the SEC and the NASDAQ Listing Rules. Additionally, the Board has determined that Mr. Bauer qualifies as an “audit committee financial expert” as defined under the rules and regulations of the SEC and that he has accounting and related financial management expertise within the meaning of the NASDAQ Listing Rules.

Compensation Committee

The Compensation Committee has responsibility for assisting the Board in carrying out the Board’s responsibilities relating to compensation of the Company’s chief executive officer and all other officers with the title of executive officer and above or who otherwise report directly to the chief executive officer and the Compensation Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect such officers. The Compensation Committee also administers the Company’s equity compensation plans and reviews and approves the Company’s compensation disclosure and analysis included in the Company’s annual report and proxy statement. The Compensation Committee held eleven meetings during the year ended December 31, 2011. The Compensation Committee currently consists of four non-employee directors: Dr. Telling (Chairperson), Mr. Love, Dr. Mundinger and Dr. Nudelman, each of whom meets the requirements of independence as set forth in the rules and regulations promulgated by the SEC and the NASDAQ Listing Rules. The Compensation Committee has a written charter, which is available at the Company’s website at http://www.celltherapeutics.com.

Nominating and Governance Committee

The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s business. The Company’s policy is to have at least a majority of directors qualify as “independent” under the NASDAQ Listing Rules and the Company’s Corporate Governance Guidelines, which are available at the Company’s website at http://www.celltherapeutics.com.

The Nominating and Governance Committee is responsible for establishing standards and processes so that the Board can be properly constituted to meet its fiduciary obligations to the Company and its shareholders and so that the Company has and follows appropriate governance standards. The Nominating and Governance Committee is responsible for overseeing the evaluation of the Board and the Company’s management and reviewing with the Board, on an annual basis, the desired Board qualifications, expertise, characteristics and other factors for potential consideration, which review includes consideration of diversity, skills and experience. The Nominating and Governance Committee is responsible for conducting searches for potential Board members with corresponding attributes and evaluating and proposing nominees for election to the Board. The Nominating and Governance Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company’s business, particularly industries and growth segments that the Company serves, as well as key experience with regulatory agencies such as the U.S. Food and Drug Administration and the European Medicines Agency. Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors holds or has held senior executive positions in, and/or has experience serving on the boards of directors and board committees of, large, complex organizations and has operating experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development.

The Nominating and Governance Committee also believes that each of the nominees and current directors has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

The Nominating and Governance Committee ensures that nominations to the Board are made such that the Board is properly constituted in addition to evaluating both the composition and governance of the Board and the Company’s corporate governance. Although the Company does not have a policy regarding diversity, the Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee held four meeting during the year ended December 31, 2011. The Nominating and Governance Committee currently consists of four non-employee directors: Dr. Mundinger (Chairperson), Dr. Gregorian, Mr. Love and Dr. Nudelman, all of whom meet the independence requirements as set forth in the rules and regulations promulgated by the SEC and the NASDAQ Listing Rules. The Nominating and Governance Committee has a written charter, which is available at the Company’s website at http://www.celltherapeutics.com.

Director Independence

The Board has adopted standards concerning director independence which meet the NASDAQ independence standards and, with respect to the Audit Committee, the rules of the SEC.

We, our Nominating and Governance Committee and the Board are involved in the process for determining the independence of acting directors and director nominees. We solicit relevant information from directors and director nominees via a questionnaire, which covers material relationships, compensatory arrangements, employment and any affiliation with us. In addition to reviewing information provided in the questionnaire, we ask our executive officers on an annual basis regarding their awareness of any existing or currently proposed transactions, arrangements or understandings involving us in which any director or director nominee has or will have a direct or indirect material interest. We share our findings with our Nominating and Governance Committee and the Board regarding the NASDAQ and SEC independence requirements and any information regarding the director or director nominee that suggest that such individual is not independent. The Board discusses all relevant issues, including consideration of any transactions, relationships or arrangements which are not required to be disclosed under Item 404(a) of Regulation S-K, prior to making a determination with respect to the independence of each director.

In making independence determinations, the following relationships were considered:

•

Dr. Nudelman serves on the board of directors of OptiStor and was granted stock options of OptiStor when he joined the board of directors in 2002. However, Dr. Nudelman is not a controlling shareholder or employee of OptiStor.

•

Dr. Nudelman’s son, Mark Nudelman, serves as the President and Chief Executive Officer of the Hope Heart Institute. We made a charitable donation to the Hope Heart Institute in 2011; however, the amount falls within NASDAQ prescribed limits.

Based on the review described above, the Board affirmatively determined that:

•

A majority of the directors are independent, and all members of the Audit, Compensation and Nominating and Governance Committees are independent, under the NASDAQ standard and, in the case of the Audit Committee, the SEC standard.

•

All of the non-management directors of the Board are independent under the NASDAQ standard. The independent directors are: John H. Bauer, Vartan Gregorian, Ph.D., Richard L. Love, Mary O. Mundinger, DrPH, Phillip M. Nudelman, Ph.D., Frederick W. Telling, Ph.D. and Reed V. Tuckson, M.D.

•

James A. Bianco, M.D. and Jack W. Singer, M.D. are not independent by virtue of their positions as our Chief Executive Officer and Executive Vice President, Global Medical Affairs and Translational Medicine, respectively.

Other than as described above, in 2011, there were no transactions, relationships or arrangements not disclosed as related person transactions that were considered by the Board in determining that the applicable independence standards were met by each of the directors.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Pursuant to the Bylaws, the Board in its discretion may elect a Chairman from among its members. The Board has determined that having an independent director serve as Chairman of the Board is in the best interest of the Company at this time. Dr. Nudelman has served as our Chairman of the Board since October 2005. Because Dr. Nudelman meets the independence standards of the NASDAQ Listing Rules, he also presides over separate meetings for the independent directors. The Board regularly provides such independent directors separate meeting time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations, while the Chairman of the Board presides at all meetings of the Board and shareholders at which he is present; establishes the agenda for each Board’s meeting; sets a schedule of an annual agenda, to the extent foreseeable; calls and prepares the agenda for and presides over separate sessions of the independent directors; acts as a liaison between the independent directors and the Company’s management and performs such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by the Bylaws. The Board will review from time to time the appropriateness of its leadership structure and implement any changes at it may deem necessary.

Risk Oversight

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee of the Board, (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile, and (4) integrate risk management into Company decision-making.

The Board takes the lead in overseeing risk management and the Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. Material risks are identified and prioritized by management, and each prioritized risk is referred to a committee of the Board or the full Board for oversight. For example, management refers strategic risks to the full Board while financial risks are referred to the Audit Committee. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company’s risk management program as a whole. Also, the Compensation Committee periodically reviews the Company’s compensation programs to help ensure that they do not encourage excessive risk-taking. Please see the “Risk Considerations” section of the “Compensation Discussion and Analysis” below for more information.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a code of ethics for its senior executive and financial officers (including its principal executive officer and principal financial officer), as well as a code of ethics applicable to all employees and directors. Both codes of ethics are available on the Company’s website at http://www.celltherapeutics.com/officers_and_directors. Shareholders may request a free copy of the codes of ethics from:

Cell Therapeutics, Inc.

Attention: Investor Relations

3101 Western Avenue, Suite 600

Seattle, WA 98121

(206) 282-7100

Any waivers of or amendments to the Company’s code of ethics will be posted on its website, at http://www.celltherapeutics.com.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which are available on the Company’s website at http://www.celltherapeutics.com/officers_and_directors. Shareholders may request a free copy of the Corporate Governance Guidelines at the address and phone numbers set forth above.

Shareholder Proposals

A shareholder may recommend a person as a slate nominee for director by writing to the secretary of the Company. Director nominations and/or shareholder proposals pursuant to Rule 14a-8 of the Exchange Act intended for inclusion in the proxy statement related to the next annual meeting of shareholders should be sent to the secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. and must be received by April 1, 2013. Under the Bylaws, notice of any other shareholder proposal or the nomination of a candidate for election as a director to be made at the 2013 annual meeting of shareholders (whether or not included in the proxy statement) must be received by June 2, 2013 and must comply with the Bylaws. If a shareholder gives notice of such proposal after such date, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board may recommend, which may include a vote against the shareholder proposal when and if the proposal is raised at the Company’s 2013 annual meeting. If the Company changes the date of its next annual meeting of shareholders by more than 30 days from the date of the previous year’s annual meeting of shareholders, then the deadlines are a reasonable time before the Company begins to print and send its proxy materials.

As set forth in the Bylaws, each notice of nomination should contain the following information: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the company if so elected. All the director nominees named in this Proxy Statement met the Board’s criteria for membership and were recommended by the Nominating and Governance Committee for election by shareholders at this shareholder meeting.

The Nominating and Governance Committee considers shareholder recommendations of nominees for election to the Board if they comply with the foregoing bylaw requirements and are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director. Properly communicated shareholder recommendations will be considered in the same manner as recommendations received from other sources. Shareholders should send their written recommendations of nominees accompanied by the aforesaid documents to the principal executive offices of the Company addressed to: Cell Therapeutics, Inc., 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. Attention: Secretary.

Communicating Concerns to Directors

Shareholders who wish to communicate with the Company’s directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so using the Audit Committee procedures for the receipt of such communication. The procedures allow submitting the complaint or concern either online or telephonically, with a more detailed description of the procedures set forth in the Company’s Whistleblower Policy which is available on the Company’s website at http://www.celltherapeutics.com.

Shareholders and other interested parties may communicate with the Board and the Chairman of the Board on other matters by writing to Dr. Nudelman, c/o Cell Therapeutics, Inc., Head of Legal Affairs, 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. The Head of Legal Affairs will perform a legal review in the normal discharge of his duties to ensure that communications forwarded to Dr. Nudelman are appropriate. Items that are unrelated to the duties and responsibilities of the Board such as mass mailings, junk mail, personal employee complaints not related to accounting, internal controls, auditing or officer conduct (which are reviewed and forwarded by the Head of Legal Affairs pursuant to the terms of the Company’s Whistleblower Policy), inquiries regarding clinical trials or the Company’s operations generally, job inquiries, surveys, business solicitations or advertisements will not be forwarded to Dr. Nudelman. In addition, material that is threatening or similarly unsuitable will not be forwarded to Dr. Nudelman. Any communication that is relevant to the conduct of the Company’s business and is not forwarded will be retained for one year and made available to Dr. Nudelman and any other independent director on request. The independent directors have granted the Head of Legal Affairs discretion to decide what correspondence shall be forwarded to Dr. Nudelman and what shall be shared with the Company’s management, in all cases with specific instructions that any personal employee complaints be forwarded as set forth in the Company’s Whistleblower Policy. If items are forwarded to Dr.  Nudelman, he will decide in his own discretion whether to circulate them to other members of the Board.

Non-Employee Director Compensation Table

The following table presents information regarding the compensation paid for fiscal year 2011 to members of the Board who are not also employees of the Company (the “non-employee directors”). The compensation paid to Dr. Bianco and Dr. Singer, who are also employed by the Company, for fiscal year 2011 is presented below in the Summary Compensation Table and the related explanatory tables. Dr. Bianco and Dr. Singer are generally not entitled to receive additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John H. Bauer	107,500	258,777	4,397	—	—	—	370,474
Vartan Gregorian, Ph.D.	99,750	258,777	4,397	—	—	—	362,724
Richard L. Love	100,250	258,777	4,397	—	—	—	363,224
Mary O. Mundinger, DrPH	97,500	258,777	4,397	—	—	—	360,474
Phillip M. Nudelman, Ph.D.	146,500	358,778	4,397	—	—	—	509,675
Frederick W. Telling, Ph.D.(4)	118,750	271,577	4,397	—	—	2,500	397,224
Reed V. Tuckson, M.D.(5)	5,500	221,842	8,929	—	—	—	236,271

(1)	The amounts reported in the “Stock Awards” and “Option Awards” columns of the table above reflect the fair value on the grant date of the stock awards and option awards, respectively, granted to the Company’s non-employee directors during fiscal year 2011 as determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts reported above, please see the discussion of equity awards contained in Note 14 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Annual Report on Form 10-K as filed with the SEC on March 8, 2012.
(2)	The table below presents the number of shares subject to outstanding and unexercised option awards and the number of shares subject to unvested stock awards held by each of the Company’s non-employee directors as of December 31, 2011.

Director	Number of Shares Subject to Outstanding Options as of 12/31/2011	Number of Unvested Restricted Shares/Units as of 12/31/2011
John H. Bauer	15,899	13,749
Vartan Gregorian, Ph.D.	16,022	13,749
Richard L. Love	15,900	13,749
Mary O. Mundinger, DrPH	16,059	13,749
Phillip M. Nudelman, Ph.D.	16,096	13,749
Frederick W. Telling, Ph.D.	15,849	13,749
Reed V. Tuckson, M.D.	11,000	21,333

(3)	On March 21, 2011, each of the non-employee directors (other than Dr. Tuckson) received a grant of 20,833 restricted shares, with a grant-date fair value of $54,375. In connection with his appointment to the Company’s board of directors, Dr. Tuckson was granted on September 22, 2011, an award of 18,000 restricted shares, with a grant-date fair value of $17,640, and an option to purchase 6,000 shares, with a grant-date fair value of $4,532. On November 11, 2011, each of the non-employee directors was granted an award of 3,333 restricted shares and an option to purchase 5,000 shares pursuant to the Company’s non-employee director compensation program described below. Each of these restricted stock awards had a grant-date fair value of $3,800, and each of these options had a grant-date fair value of $4,397. On November 29, 2011, each of the non-employee directors (other than Dr. Nudelman) was granted 187,292 fully-vested shares with a grant-date fair value of $200,402, and Dr. Nudelman was granted 280,938 fully-vested shares with a grant-date fair value of $300,604. See footnote (1) above for the assumptions used to value each of these awards granted to the non-employee directors in 2011.
(4)	For Dr. Telling, the “Fees Earned or Paid in Cash” column of the table above includes $2,500 fees for his service on the board of directors of Aequus; the “Stock Awards” column includes $13,000, which represents the grant date fair value (as determined under generally accepted accounting principles) of an award of 100,000 restricted shares of Aequus granted to him in February 2011; and the amount in the “All Other Compensation” column represents a payment by Aequus as partial reimbursement of his tax obligations in connection with this award. Of the 100,000 restricted shares of Aequus granted to Dr. Telling, 58,333 shares were unvested as of December 31, 2011. Dr. Telling did not receive any other compensation in 2011 for his services to Aequus.
(5)	Dr. Tuckson was appointed to the Company’s board of directors, effective September 22, 2011.

Non-Employee Director Compensation

Equity Grants. Under the Company’s Director Compensation Policy in effect during 2011, the Company’s non-employee directors received equity compensation as follows: (i) each new non-employee director was granted 18,000 shares of restricted stock and options to purchase 6,000 shares of the Company’s common stock upon joining the Board, each such grant to vest over three years in substantially equal annual installments, subject to the non-employee director’s continued service to the Company through the applicable vesting date; and (ii) on the date of the 2011 annual meeting of shareholders, each continuing non-employee director was granted an award of 3,333 shares of restricted stock and an option to purchase 5,000 shares of the Company’s common stock, each such grant to vest in full upon the earlier of (x) the one-year anniversary of the date of grant, and (y) the date immediately preceding the date of the 2012 annual meeting of shareholders, subject to the non-employee director’s continued service to the Company through the vesting date. The Company’s non-employee directors are also eligible to receive discretionary grants of equity awards under the 2007 Equity Plan from time to time.

As described in the “2012-2014 Performance Awards” section of the Compensation Discussion and Analysis below, the Compensation Committee had previously granted equity awards in 2009 to each of the named executive officers that would vest if the Company achieved certain performance goals by December 31, 2011. At the same time, our board of directors approved grants of similar awards to each of the non-employee directors (other than Dr. Tuckson who was not on our board of directors at that time). The 2009 awards granted to the executives and directors expired on December 31, 2011 as the goals were not achieved. As described in the Compensation Discussion and Analysis below, the Compensation Committee approved the grants of the 2012-2014 Performance Awards to the named executive officers that will be payable in fully vested shares of Company common stock if the Company achieves certain financial and operational performance goals by December 31, 2014. In connection with the expiration of the 2009 awards, our board of directors also approved the grant, effective January 3, 2012, to each non-employee director of a 2012-2014 Performance Award that will be payable in fully vested shares of the Company’s common stock upon the achievement of the performance goals identified for the named executive officers’ awards in the Compensation Discussion and Analysis below, subject to the goals being achieved before December 31, 2014 and the director’s continued service with the Company. As with the awards granted to the executives, a portion of each non-employee director’s 2012-2014 Performance Award was granted in the form of restricted stock. The number of shares that will be payable in respect of each award will be determined based on the applicable payout percentage assigned to that particular goal and the number of the Company’s issued and outstanding shares at the time the goal is achieved, subject to reduction on a share-for-share basis for any shares of restricted stock that vest in connection with the achievement of that particular goal and subject also to the applicable share limits of the Company’s equity incentive plan.

The award percentages corresponding to the various performance goals for each of the non-employee directors are set forth in the following table:

	Performance Goals and Applicable Award Percentages
Name	Pix MAA Approval	Pix NDA Approval	Opaxio NDA Approval	Market Cap Goal	$50M Sales Goal	$100M Sales Goal	Cash Flow Break Even	EPS Goal
Phillip M. Nudelman, Ph.D.	0.068%	0.113%	0.013%	0.1125%	0.045%	0.09%	0.045%	0.018%
All Other Non-Employee Directors	0.045%	0.075%	0.008%	0.075%	0.03%	0.06%	0.03%	0.013%

As noted above, the 2012-2014 Performance Awards became effective January 3, 2012. Accordingly, these awards are considered part of each director’s compensation for 2012 under SEC rules and are therefore not reflected in Non-Employee Director Compensation Table above (as the table reflects compensation for fiscal year 2011).

The Board amended the equity award provisions of the Director Compensation Policy effective June 27, 2012. Under the revised Director Compensation Policy, the Company’s non-employee directors will not receive stock options but will receive stock awards as follows: (i) each new non-employee director will be granted an award of fully vested shares of the Company’s common stock in connection with joining the Board, with the number of shares to equal $100,000 divided by the closing price of a share of the Company’s common stock on the date of grant of the award; and (ii) in connection with each annual meeting of shareholders commencing with the 2012 Annual Meeting, each continuing non-employee director will be granted an award of fully vested shares of the Company’s common stock, with the number of shares to equal $100,000 ($125,000 in the case of a non-employee director who is serving, after such annual meeting of shareholders, as the Chair of the Board) divided by the closing price of a share of the Company’s common stock on the date of grant of the award. Each grant will be rounded to the nearest whole share.

Retainers and Meeting Fees. In addition, non-employee directors are entitled under the Company’s Director Compensation Policy to annual retainers and fees for attending Board and committee meetings as set forth in the following table:

	Meeting Fees ($)
	Annual Cash Retainer ($)	Board	Committee
Board Member, other than Chairman of the Board	40,000	2,750	—
Chairman of the Board	75,000	2,750	—
Audit Committee Member	—	—	1,250
Audit Committee Chair	12,500	—	1,250
Compensation Committee Member	—	—	1,250
Compensation Committee Chair	12,500	—	1,250
Nominating and Governance Committee Member	—	—	1,250
Nominating and Governance Committee Chair	12,500	—	1,250

All non-employee directors are also reimbursed for their expenses incurred in attending Board meetings and committee meetings, as well as other Board-related travel expenses.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Summary

The Company is asking you to approve an amendment to the Company’s amended and restated articles of incorporation to (a) increase the total number of authorized shares from 384,999,999 to 751,666,666 and (b) increase the total number of authorized shares of common stock from 383,333,333 to 750,000,000 shares, in each case, before giving effect to the Reverse Stock Split. The additional common stock to be authorized by adoption of the amendment would have rights identical to the Company’s currently outstanding common stock. The number of authorized shares of the Company’s preferred stock will not be affected by this amendment nor by any other proposal considered at the Annual Meeting. The number of authorized shares of the Company’s preferred stock will be maintained at 1,666,666 before giving effect to the Reverse Stock Split.

The Company is seeking shareholder approval of this Proposal 2 because a number of the Company’s currently authorized shares of common stock have been issued or are reserved for issuance upon exercise or conversion of existing derivative securities (i.e., securities convertible or exchangeable into the Company’s common stock). Because of the number of shares issued or reserved for issuance under various convertible securities, warrants, other derivative securities and otherwise, the Company believes it does not have a sufficient number of shares of common stock authorized at present to continue to fund its operations, including its research and development activities of key drug candidates and its pre-commercial activities prior to the potential approval of PixuvriTM (pixantrone dimaleate), or Pixuvri, in the U.S. In order to continue to fund its operations, the Company will need to raise additional capital from financing sources. One of the ways the Company may raise such capital is by issuing shares of common stock and/or derivative securities from time to time. Without additional authorized shares of common stock, the Company will be unable to raise all of the financing it will likely need to maintain its operations. Other important corporate needs, including the potential issuance of shares in a merger or issuing stock-based incentive rewards to the Company’s employees and directors, require additional authorized shares of common stock as well. As of the date of this Proxy Statement, the Company has no plans, arrangements or understandings, written or oral, relating to the issuance of any of the newly-authorized shares of additional common stock to be authorized by the approval of this Proposal 2, except, assuming that the Company obtains shareholder approval for Proposals 4 and 5, for the issuance of common stock (i) as a result of an election by the Company to pay S*BIO up to 50% of the potential milestone payments described in Proposal 4 in shares of common stock or preferred stock convertible into common stock in lieu of cash, (ii) upon conversion of the Series 15-2 Preferred Stock (as defined in Proposal 5), (iii) upon exercise of the Warrants (as defined in Proposal 5) or (iv) upon an election by the Company to pay for the value for any exchange of the Warrants in shares of common stock in lieu of cash.

Article II of the Company’s amended and restated articles of incorporation currently authorizes the Company to issue up to 384,999,999 shares of stock, 383,333,333 of which are designated as common stock, no par value per share, and 1,666,666 shares of which are designated as preferred stock, no par value per share, in each case, before giving effect to the Reverse Stock Split. The Company’s common stock is all of a single class, with equal voting, distribution, liquidation and other rights. As of June 29, 2012, before giving effect to the Reverse Stock Split, 248,625,047 shares of common stock were issued and outstanding (before giving effect to the automatic conversion of 15,000 shares of Series 16 Preferred Stock into 12,605,042 shares of common stock as discussed in Proposal 4), 1,516,902 shares of common stock were reserved for issuance under the Company’s 1994 Equity Incentive Plan, as amended, and 2007 Equity Plan, 225,974 shares of common stock were reserved for issuance under the Company’s 2007 Employee Stock Purchase Plan, as amended, 48,422,290 shares of common stock were reserved for issuance under outstanding warrants, 12,605,042 shares of common stock were reserved for issuance upon conversion of preferred stock and 65 shares of common stock were reserved for issuance upon exercise of outstanding restricted share rights.

The Company anticipates that it may issue additional shares of common stock in the future in connection with one or more of the following:

•	the Company’s Shareholder Rights Agreement, dated December 28, 2009;

•	corporate transactions, such as stock splits or stock dividends;

•	financing transactions, such as public or private offerings of common stock or derivative securities;

•

debt or equity restructuring or refinancing transactions, such as debt exchanges or offerings of new convertible debt or modifications to existing securities or as payments of interest on debt securities;

•	acquisitions;

•	strategic investments;

•	partnerships, collaborations and other similar transactions;

•	the Company’s stock incentive plans; and

•	other corporate purposes that have not yet been identified.

In order to provide the Board with certainty and flexibility to undertake transactions to support the Company’s operations, the Board deems it is in the best interests of the shareholders and the Company to increase the number of authorized shares of the Company’s common stock. In addition to periodic discussions regarding fund raising opportunities, the Company also engages in periodic discussions with potential partners, strategic investments and acquisition candidates, including product lines, as part of the Company’s business model. If any of these discussions come to a definitive understanding and if this Proposal 2 is adopted, it is possible that the Company could use some or all of the newly-authorized shares in connection with one or more such transactions subsequent to the increase in the number of authorized shares. The Company also plans to continue to issue shares of common stock pursuant to its stock incentive plans subsequent to the increase in the number of authorized shares. As of the date of this Proxy Statement, the Company has no plans, arrangements or understandings, written or oral, relating to the issuance of any of the newly-authorized shares of additional common stock to be authorized by the approval of this Proposal 2, except, assuming that the Company obtains shareholder approval for Proposals 4 and 5, for the issuance of common stock (i) as a result of an election by the Company to pay S*BIO up to 50% of the potential milestone payments described in Proposal 4 in shares of common stock or preferred stock convertible into common stock in lieu of cash, (ii) upon conversion of the Series 15-2 Preferred Stock (as defined in Proposal 5), (iii) upon exercise of the Warrants (as defined in Proposal 5) or (iv) upon an election by the Company to pay for the value for any exchange of the Warrants in shares of common stock in lieu of cash. The increase in authorized shares will not have any immediate effect on the rights of existing shareholders. To the extent that additional authorized shares are issued in the future, such shares could be dilutive to the Company’s existing shareholders by decreasing the existing shareholders’ percentage equity ownership.

Text of the Proposed Amendment

If this Proposal 2 is approved, the Company proposes to amend its amended and restated articles of incorporation by replacing Section 1 of Article II in its entirety as follows (which language below will be the actual language that will be included in the Company’s amended and restated articles of incorporation):

“ARTICLE II

Authorized Capital Stock

1. Classes. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be Seven Hundred Fifty-One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six (751,666,666); the total number of authorized shares of Common Stock shall be Seven Hundred Fifty Million (750,000,000); and the total number of authorized shares of Preferred Stock shall be One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six (1,666,666).”

If the amendment to the Company’s amended and restated articles of incorporation is adopted, it will become effective upon filing of the amendment to the Company’s amended and restated articles of incorporation with the Secretary of State of the State of Washington.

Reverse Stock Split

If the amendment to the Company’s amended and restated articles of incorporation is adopted and the Reverse Stock Split is subsequently implemented, then, the Company will further amend its amended and restated articles of incorporation on the Effective Date to implement the Reverse Stock Split. Proposal 2 requests increasing the Company’s total authorized shares and authorized common stock, each by 366,666,667 shares before giving effect to the Reverse Stock Split. After the Effective Date, this increase will be adjusted to a total of 122,222,222 shares in the case of a one-for-three Reverse Stock Split, 91,666,666 shares in the case of a one-for-four Reverse Stock Split or 73,333,333 shares in the case of a one-for-five Reverse Stock Split. Therefore:

•

If Proposal 2 is approved and a one-for-three Reverse Stock Split is implemented, then after the Effective Date, the Company’s total number of authorized shares will be 250,555,555, the total number of authorized shares of common stock will be 250,000,000 and the total number of authorized shares of preferred stock will be 555,555.

•

If Proposal 2 is approved and a one-for-four Reverse Stock Split is implemented, then after the Effective Date, the Company’s total number of authorized shares will be 187,916,666, the total number of authorized shares of common stock will be 187,500,000 and the total number of authorized shares of preferred stock will be 416,666.

•

If Proposal 2 is approved and a one-for-five Reverse Stock Split is implemented, then after the Effective Date, the Company’s total number of authorized shares will be 150,333,333, the total number of authorized shares of common stock will be 150,000,000 and the total number of authorized shares of preferred stock will be 333,333.

Vote Required and Board of Directors’ Recommendation

Approval of the proposed amendment to the Company’s amended and restated articles of incorporation requires the affirmative vote of the holders of a majority of shares of common stock voting on this proposal in person, by telephone or by proxy at the Annual Meeting, provided that the affirmative vote for this Proposal 2 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 2. However, if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not be counted and will have no effect on the outcome of Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF

THE AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED ARTICLES OF INCORPORATION.

If Proposal 2 is adopted, the additional authorized shares of common stock would become issuable upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine, without further approval of the shareholders, unless such approval is expressly required by applicable law, regulatory agencies, The NASDAQ Capital Market, the MTA or any other exchange or quotation service on which the Company’s common stock may then be listed. Furthermore, current shareholders will have no preemptive rights to purchase additional shares. Shareholder approval of this amendment will not, by itself, cause any change in the Company’s capital accounts. However, any future issuance of additional shares of common stock authorized pursuant to this Proposal 2 would ultimately result in dilution of existing shareholders’ equity interests.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

2007 EQUITY INCENTIVE PLAN

The following proposal does not give effect to the Reverse Stock Split. If the Board approves the Reverse Stock Split, then the number of shares subject to the proposed amendment to the 2007 Equity Plan (and each other reference to a number of shares in this proposal) will be reduced in proportion to the ratio of the Reverse Stock Split.

Summary

The Company is asking you to approve an amendment to the Company’s 2007 Equity Plan. The Board approved the proposed amendment on July 16, 2012, subject to shareholder approval. The proposed amendment would increase the maximum number of shares of the Company’s common stock authorized for issuance under the 2007 Equity Plan by 15,000,000 shares.

The Board has determined that it is advisable to increase the maximum number of shares available for issuance under the 2007 Equity Plan in order to provide flexibility for the Company to continue to award meaningful incentives to the Company’s executive officers and key employees. At the Company’s 2011 annual meeting of shareholders, the Company’s shareholders approved amendments to the 2007 Equity Plan, including an amendment to increase the shares of the Company’s common stock available for issuance under the 2007 Equity Plan by 14,000,000 shares to 32,610,180 shares. However, in light of the equity grants made over the past year as part of the Company’s ongoing efforts to retain its senior management team and other key employees, the Board determined that the number of shares currently available under the 2007 Equity Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.

As of June 29, 2012:

•

A total of 1,451,580 shares of the Company’s common stock were subject to outstanding options under all of the Company’s equity incentive plans (including the 2007 Equity Plan and legacy plans under which we will make no more grants).

•

A total of 21,238,352 shares of the Company’s common stock were subject to outstanding restricted stock awards under all of the Company’s equity incentive plans. For purposes of clarity, this number includes the restricted stock component of the 2012-2014 Performance Awards described on page 61 in the Compensation Discussion and Analysis.

•

A total of 65,322 shares of the Company’s common stock were available for new award grants under the 2007 Equity Plan. This number of shares does not include any additional shares that we would be required to issue if all of the remaining vesting conditions of the 2012-2014 Performance Awards described on page 61 in the Compensation Discussion and Analysis were satisfied. Please also see the New Plan Benefits discussion on page 32.

The proposed share increase would facilitate the Company’s ability to continue to grant equity incentives pursuant to the 2007 Equity Plan, which are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. The Company’s employees are some of its most valuable assets, and such awards are crucial to the Company’s ability to motivate individuals in its service to achieve its goals. The Company strongly believes that the approval of the proposed share increase is instrumental to the Company’s continued success.

Vote Required and Board of Directors’ Recommendation

Approval of the proposed amendment to the 2007 Equity Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are voting on this Proposal 3 in person, by telephone or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted and will have no effect on the outcome of Proposal 3. In the event the shareholders fail to approve the amendment to the 2007 Equity Plan, the 2007 Equity Plan will continue in operation pursuant to its existing terms with no change in the number of shares authorized for issuance under the 2007 Equity Plan. In addition, whether or not the amendment to the 2007 Equity Plan are approved, the Board may, pursuant to the terms of the 2007 Equity Plan and subject to the NASDAQ Listing Rules, make any other changes to the 2007 Equity Plan that it believes would be in the Company’s and the Company’s shareholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE AMENDMENT TO THE 2007 EQUITY PLAN.

Summary of the 2007 Equity Plan

The following is a summary of the principal features of the 2007 Equity Plan and its operation. Because it is not a complete description of all of the terms and conditions of the 2007 Equity Plan, the summary is qualified in its entirety by reference to the full text of the 2007 Equity Plan (as proposed to be amended), as set forth in Appendix A. Except for the proposed amendment described above in this Proposal 3, the Company’s shareholders are not being asked to approve any other amendments to the 2007 Equity Plan.

Purpose of the 2007 Equity Plan

The 2007 Equity Plan is intended to attract, motivate and retain employees, consultants and non-employee directors and to encourage their stock ownership in the Company.

Types of Awards Granted under the 2007 Equity Plan

The 2007 Equity Plan permits the grant of the following types of incentive awards: (1) stock options, including incentive stock options and nonqualified stock options, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units and (5) cash awards (each, an “Award”).

Administration of the 2007 Equity Plan

A committee of at least two non-employee members of the Board (the “Plan Administrator”) administers the 2007 Equity Plan. To make grants to certain of the Company’s officers and key employees, the members of the Plan Administrator must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the 2007 Equity Plan). The Board has delegated general administrative authority for the 2007 Equity Plan to the Compensation Committee of the Board (the “Compensation Committee”).

Subject to the terms of the 2007 Equity Plan, the Plan Administrator has the discretion to select the employees, consultants and directors who will receive Awards, to determine the terms and conditions of such Awards (for example, the number of shares subject to an Award, the exercise price, and vesting schedule), to interpret the provisions of the 2007 Equity Plan and outstanding Awards, to amend outstanding Awards (including the authority to accelerate vesting), to extend an option’s post-termination exercise period (but not beyond the original option term), to adopt procedures and subplans as are necessary or appropriate to permit participation in the 2007 Equity Plan by employees and directors who are foreign nationals or employed outside the United States and to adopt, interpret, amend or revoke rules for the administration, interpretation and application of the 2007 Equity Plan.

The Plan Administrator may delegate any part of its authority and powers under the 2007 Equity Plan to one or more of the Company’s directors and/or officers, but only the Plan Administrator itself can make Awards to participants who are the Company’s executive officers. References to the Plan Administrator in this proposal include the Plan Administrator and any directors or officers to whom the Plan Administrator properly delegates authority.

Authorized Shares

The aggregate number of shares of the Company’s common stock that currently may be issued pursuant to Awards under the 2007 Equity Plan is 32,610,180 shares. If shareholders approve the proposed amendment, this limit would be increased to 47,610,180 shares. The maximum number of shares that may be subject to stock options and stock appreciation rights granted under the 2007 Equity Plan to any individual in a calendar year is 13,500,000 shares, and the maximum number of shares that may be subject to awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (other than stock options and stock appreciation rights) granted under the 2007 Equity Plan to any individual in a calendar year is 13,500,000 shares.

If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related option, or the termination of a related option upon exercise of the corresponding tandem stock appreciation right), any shares subject to such Award again shall be available for subsequent Awards under the 2007 Equity Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any Award under the 2007 Equity Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its affiliates to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under the 2007 Equity Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or option granted under the 2007 Equity Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits above, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under the 2007 Equity Plan with respect to such exercise.)

In the event that any dividend or other distribution (whether in the form of cash, the Company’s common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of the Company’s common stock or other securities, or other change in the Company’s corporate structure affecting the Company’s common stock occurs such that an adjustment is determined by the Plan Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2007 Equity Plan, the Plan Administrator shall, in such manner as it may deem equitable, (a) adjust the number and class of shares (or other securities) available for issuance under the 2007 Equity Plan and the number, class, and price of shares (or other securities) subject to outstanding Awards or (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Company’s common stock upon or in respect of such event.

Eligibility to Receive Awards

The Plan Administrator selects the employees (including executive officers), consultants and directors who will be granted Awards under the 2007 Equity Plan. As of July 2, 2012, the Company had approximately 105 officers and employees, including all of the Company’s named executive officers who are still serving in that capacity as of July 2, 2012, and seven non-employee directors who were eligible to receive Awards under the 2007 Equity Plan. The actual number of individuals who will receive an Award under the 2007 Equity Plan cannot be determined in advance because the Plan Administrator has the discretion to select the participants.

Stock Options

A stock option is the right to acquire shares of the Company’s common stock at a fixed exercise price for a fixed period of time. Under the 2007 Equity Plan, the Plan Administrator may grant nonqualified stock options and/or incentive stock options. The Plan Administrator will determine the number of shares covered by each option.

The exercise price of the shares subject to each option is set by the Plan Administrator but generally cannot be less than 100% of the fair market value on the date of grant. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value (on the grant date) if the participant owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock and any of the Company’s subsidiaries. However, the Company may grant certain options with exercise prices equal to less than the fair market value of the Company’s common stock on the date of grant in connection with its acquisition of another company. The fair market value of the Company’s common stock is generally the last quoted sales price for the shares on The NASDAQ Capital Market on the applicable date.

Options vest and become exercisable at the times and on the terms established by the Plan Administrator at the time of grant. Options granted under the 2007 Equity Plan expire at the times established by the Plan Administrator, but not later than 10 years after the grant date (such term is limited to five years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock and any of the Company’s subsidiaries). The Plan Administrator may determine the effect of termination of employment or service on the rights and benefits under options and in doing so may make distinctions based upon the cause of termination or other factors.

The exercise price of each option granted under the 2007 Equity Plan must be paid in full in cash or its equivalent at the time of exercise. The Plan Administrator also may permit payment through the tender of shares that are already owned by the participant, or by any other form of legally permissible consolidation which the Plan Administrator determines to be consistent with the purpose of the 2007 Equity Plan.

Stock Appreciation Rights

Awards of stock appreciation rights may be granted in tandem with or in connection to all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. The Plan Administrator has complete discretion to determine the number of stock appreciation rights granted to any employee, consultant or director.

The Plan Administrator determines the terms of stock appreciation rights, except that the exercise price of a stock appreciation right that is granted independently of an option may not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of a stock appreciation right that is granted in tandem with or in connection to an option may not be less than the exercise price of the related option. In addition, the Plan Administrator may determine the effect of termination of employment or service on the rights and benefits under stock appreciation rights and in doing so may make distinctions based upon the cause of termination or other factors.

A stock appreciation right granted in tandem with an option will entitle the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a stock appreciation right granted in tandem with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires. A stock appreciation right granted in connection with an option will automatically be deemed exercised after the related option is exercised.

Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Plan Administrator will specify in the stock appreciation right agreement. Stock appreciation rights granted under the 2007 Equity Plan expire at the times established by the Plan Administrator, but not later than ten years after the date of grant.

The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in shares, in cash, or any combination thereof, as the Plan Administrator may determine.

Restricted Stock and Restricted Stock Units

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Plan Administrator. Restricted stock units represent a promise to deliver shares of the Company’s common stock, or an amount of cash or property equal to the underlying shares, at a future date. The Plan Administrator will determine the number of shares subject to a restricted stock Award or restricted stock unit Award granted to any employee, consultant or director, and the other terms of the Award (including the purchase price, if any, and transfer restrictions).

In determining whether an Award of restricted stock or restricted stock units should be made, and/or the vesting schedule for any such Award, the Plan Administrator may impose whatever conditions to vesting as it determines to be appropriate or determine that fully-vested shares should be awarded. For example, the Plan Administrator may determine to grant an Award of restricted stock or restricted stock units that will vest only if the participant continues employment and certain performance goals established by the Plan Administrator are satisfied.

The Plan Administrator may also provide that Awards of restricted stock or restricted stock units include rights to receive dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of the Company’s common stock, provided that as to any dividend equivalent rights granted in connection with an Award granted under the 2007 Equity Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the Award are satisfied (or, in the case of a restricted stock or similar Award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Cash Awards

Cash awards may be granted either alone, in addition to, or in tandem with other Awards granted under the 2007 Equity Plan. After the Plan Administrator determines that it will offer a cash award, it shall advise the participant, by means of an award agreement, of the terms, conditions and restrictions related to the cash award. The grant or vesting of a cash award may be made contingent on the achievement of performance goals established by the Plan Administrator. The maximum amount payable pursuant to a cash award granted under the 2007 Equity Plan for any fiscal year to any participant that is intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code may not exceed $650,000. Nothing in the 2007 Equity Plan prevents the Company from granting cash awards outside of the 2007 Equity Plan in any amount to any employee or other service provider.

Deferred Payments

The 2007 Equity Plan authorizes the Plan Administrator to permit the deferred payment of Awards in accordance with and subject to such rules and procedures determined by the Plan Administrator in its sole discretion.

Performance Goals

Awards under the 2007 Equity Plan may be made subject to performance conditions as well as time-vesting conditions. Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may include performance conditions that are established and administered in accordance with the requirements of Section 162(m) of the Internal Revenue Code and based on an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Plan Administrator in accordance with Section 162(m) of the Internal Revenue Code: annual revenue, cash position, earnings per share, individual objectives, net income, operating cash flow, operating income, regulatory approvals, return on assets, return on equity, return on sales, stock price and total shareholder return. Performance goals may differ from participant to participant and from Award to Award.

Change of Control

In the event of a “change of control” of the Company, the Plan Administrator may provide for the successor corporation to either assume or provide a substitute award for each outstanding stock option and stock appreciation right. In the event the successor corporation refuses to assume or provide a substitute award, the Plan Administrator will provide at least 15 days’ notice that the options or stock appreciation rights under the 2007 Equity Plan will immediately vest and become exercisable as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period. If the successor corporation assumes or provides a replacement Award and the participant is terminated by the successor corporation for reasons other than “misconduct” during the 12-month period following the change of control, then such participant’s options and stock appreciation rights will immediately vest and become exercisable as to all of the shares subject to such Award.

Additionally, in the event of a “change of control” of the Company, the Plan Administrator may provide for any vesting conditions or Company repurchase or reacquisition rights with respect to restricted stock and restricted stock units to be assigned to the successor corporation. In the event the successor corporation refuses to assume any such vesting conditions or repurchase or reacquisition rights, such vesting conditions or repurchase or reacquisition rights will lapse and the participant will be fully vested in such shares of restricted stock or restricted stock units. If the vesting conditions or repurchase or reacquisition rights are assigned to the successor corporation and the participant is terminated by the successor corporation for reasons other than “misconduct” during the 12-month period following such change of control, then any vesting conditions or repurchase or reacquisition rights will lapse with respect to such participant’s restricted stock and restricted stock units (or the property for which the restricted stock and restricted stock units were converted upon the change of control) and the participant will be fully vested in such restricted stock and restricted stock units (or the property for which the restricted stock and restricted stock units were converted upon the change of control). The Plan Administrator may also provide in the Award agreement or other agreements that one or more Awards will be subject to different vesting rules than those described above in connection with a change of control of the Company.

The Plan Administrator may provide for cash awards to be assumed or an equivalent cash award substituted by the successor corporation in the event of a “change of control.” In the event that the successor corporation refuses to assume or substitute for the cash award, the participant will become fully vested in the cash award. If the cash award is assumed or substituted for and within 12 months following the “change of control” the participant is terminated by the successor corporation for reasons other than “misconduct,” the participant will become fully vested in the cash award.

Limited Transferability of Awards

Awards granted under the 2007 Equity Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, participants may, in a manner specified by the Plan Administrator, transfer nonqualified stock options (a) pursuant to a court-approved domestic relations order relating to child support, alimony payments or marital property rights and (b) by bona fide gift to (1) a member of the participant’s immediate family; (2) a trust or other entity for the sole benefit of the participant and/or his or her immediate family; (3) a partnership, limited liability company or other entity whose members are the participant and/or his or her immediate family; or (4) certain limited tax-qualified charities.

Amendment and Termination of the 2007 Equity Plan

The Board generally may amend, suspend or terminate the 2007 Equity Plan at any time and for any reason (subject to shareholder consent as may be required by applicable law). However, no amendment or termination of the 2007 Equity Plan may alter or impair the rights of a participant with respect to an outstanding Award without his or her consent; provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination (a) is required or advisable in order for the Company, the 2007 Equity Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any change of control event, is in the best interests of the Company or its shareholders. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Authorized Shares” above, or any repricing that may be approved by stockholders) will the Board or the Plan Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price of the Award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original Award.

Unless terminated by the Board, the 2007 Equity Plan does not have a term. However, no incentive stock option may be granted under the 2007 Equity Plan after ten years from the latest date the Company’s shareholders approve the 2007 Equity Plan, including any subsequent amendment or restatement of the 2007 Equity Plan approved by the Company’s shareholders. Outstanding Awards generally will continue following the expiration or termination of the 2007 Equity Plan until they expire pursuant to the terms of such Awards. If the Company’s shareholders approve the amendment to the 2007 Equity Plan, the Company will be able to grant incentive stock options under the terms of the 2007 Equity Plan for ten years from the date of such approval.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the 2007 Equity Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant’s death, the tax consequences of an Award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option would be added to the tax basis of the shares and, with respect to an employee, is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised although the excess (if any) of the fair market value of the shares at exercise over the exercise price is treated as an item of income for alternative minimum tax purposes and may subject the participant to alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).

If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as long-term capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two-or one-year holding periods described above, (a) if the sale price exceeds the exercise price, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option, and the excess (if any) between the sales price and the fair market value of the shares on the exercise date will be taxed as capital gain or (b) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price.

In the case of both nonqualified stock options and incentive stock options, special federal income tax rules apply if the Company’s common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Appreciation Rights

No taxable income is recognized when a stock appreciation right is granted to a participant. Upon exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received as of the payment date. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Restricted Stock and Restricted Stock Units

No taxable income is generally recognized when restricted stock or restricted stock units are granted to a participant if the shares are subject to vesting requirements. Upon vesting (or at grant as to any shares that are vested at grant), the participant will generally recognize income in an amount equal to the excess of the fair market value of the shares over any amount the participant paid for the shares. A participant who receives unvested shares of stock under a stock Award may make an election at the time of transfer of the shares to recognize income based upon the fair market value of the stock on the date of transfer. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

The ordinary income on an Award of restricted stock or restricted stock units recognized by an employee will be subject to tax withholding by the Company.

Cash Awards

Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received by an employee will be subject to tax withholding by the Company.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Equity Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to certain of the Company’s other executive officers. If compensation attributable to Awards to such individuals is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct compensation paid to such individuals to the extent that aggregate non-performance-based compensation exceeds $1,000,000 per individual in any tax year. Furthermore, if an Award is accelerated under the 2007 Equity Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered).

Accounting Treatment

The Company will recognize compensation expense in connection with Awards granted under the 2007 Equity Plan as required under applicable accounting standards. The Company currently amortizes compensation expense associated with equity Awards over an Award’s requisite service period and establishes the fair value of equity Awards in accordance with applicable accounting standards.

New Plan Benefits

Except as described below, the Company has not approved any Awards that are conditioned upon shareholder approval of the proposed amendment to the 2007 Equity Plan and the Company is not currently considering any other specific Award grants under the 2007 Equity Plan. If the proposed amendment to the 2007 Equity Plan had been in effect in fiscal 2011, the Company expects that its Award grants for fiscal 2011 would not have been substantially different from those actually made in that year under the 2007 Equity Plan.

As described in more detail in the Compensation Discussion and Analysis under the heading “2012-2014 Performance Awards” beginning on page 61, certain of the Company’s prior performance-based equity awards expired on December 31, 2011 as the related vesting goals had not been achieved and, in connection with the expiration of those awards, the Compensation Committee granted new performance-based equity awards effective January 3, 2012. (The Company refers to these new performance-based equity awards as the “2012-2014 Performance Awards”). If one or more of the performance goals applicable to the 2012-2014 Performance Awards are timely achieved, an award recipient will be entitled to receive a number of shares of Company common stock (subject to the applicable share limits of the Company’s equity incentive plan) determined by multiplying (1) an award percentage corresponding to the particular performance goal by (2) the total number of outstanding shares of Company common stock, determined on a non-fully diluted basis, as of the date the Compensation Committee certifies that the particular performance goal has been achieved (subject to reduction for any restricted shares that have been granted to the award recipient and that vest upon attainment of the related performance goal). Assuming that all of the remaining vesting conditions applicable to the awards were satisfied, and based on the total number of outstanding shares of Company common stock as of June 29, 2012, the total number of shares of Company common stock that would be payable with respect to the 2012-2014 Performance Awards (after giving effect to the corresponding vesting of restricted stock awards as noted above) would be 9,629,919 shares. This amount exceeds the 65,322 shares available for new awards grants under the 2007 Equity Plan as of June 29, 2012. If shareholders do not approve this proposal to amend the 2007 Equity Plan and in the future the vesting conditions of the 2012-2014 Performance Awards are satisfied, the number of shares the Company would deliver in payment of those awards would be limited to the number of shares then available for new award grants under the 2007 Equity Plan. If shareholders approve this proposal to amend the 2007 Equity Plan, the Company expects (based on its current capitalization and subject to any new awards) to have sufficient shares available to cover any vesting of the 2012-2014 Performance Awards.

The following table shows information regarding the distribution of the shares that would be deliverable, among the persons and groups identified below, assuming that all of the remaining vesting conditions applicable to the 2012-2014 Performance Award are satisfied, after giving effect to the corresponding vesting of restricted stock awards as noted above and based on the total number of outstanding shares of Company common stock as of June 29, 2012.

Name and Position	Number of Shares
Named Executive Officers:
James A. Bianco, M.D.	2,727,723
Chief Executive Officer(1)
Louis A. Bianco	1,132,636
Executive Vice President, Finance and Administration
Daniel G. Eramian	816,575
Executive Vice President, Corporate Communications
Craig W. Philips	1,635,639
President(2)
Jack W. Singer, M.D.	1,132,636
Executive Vice President, Global Medical Affairs and Translational Medicine
Total for All Current Executive Officers as a Group (6 persons):	7,445,209
Non-Executive Directors:
John H. Bauer	291,419
Vartan Gregorian, Ph.D.	291,419
Richard L. Love	291,419
Mary O. Mundinger, DrPH	291,419
Phillip M. Nudelman, Ph.D.	436,196
Frederick W. Telling, Ph.D.	291,419
Reed V. Tuckson, M.D.	291,419
Total for All Current Non-Executive Directors as a Group (7 persons)	2,184,710
Each other person who has received 5% or more of the options, warrants or rights under the 2007 Equity Plan	—
All employees, including all current officers who are not executive officers or directors, as a group	—
Total	9,629,919

(1)	Dr. Bianco was appointed President of the Company on July 25, 2012.
(2)	Mr. Philips resigned as President on June 16, 2012, effective as of July 16, 2012.

To the extent there are sufficient shares available for new award grants under the plan, the Company expects to grant equity awards under the 2007 Equity Plan to its non-employee directors who continue in office after the Annual Meeting. The equity award component of the Company’s non-employee director compensation program is described above under Non-Employee Director Compensation beginning on page 17. The annual grants for the non-employee directors are determined based on the closing price of our common stock on the date of the grant of the awards as described above. The closing price of the Company’s common stock on The NASDAQ Capital Market on June 29, 2012 was $0.58 per share. Assuming, for illustrative purposes only, that the price of the common stock used to convert the $100,000 grant date dollar amounts for the non-employee director awards into shares was $0.60 (the assumed per share closing price of the Company’s common stock on the applicable grant date), the number of shares that would be granted to each of the Company’s non-employee directors in connection with the Annual Meeting would be 166,667 (208,333 shares for the grant to the Chair of the Board as his grant date dollar value is $125,000, for an aggregate of 1,208,335 shares granted in connection with the Annual Meeting to the Company’s non-employee directors, assuming seven non-employee directors, including the Chair of the Board, continue in office after the Annual Meeting). The number of shares awarded by the Company to the non-employee directors in any year will vary based on such factors as the number of non-employee directors and new non-employee directors in the year, and the Company’s stock price. The Board may also modify the Company’s non-employee director compensation program from time to time.

Aggregate Past Grants Under the 2007 Equity Plan

As of June 29, 2012, Awards covering 39,403,930 shares of the Company’s common stock had been granted under the 2007 Equity Plan. This number of shares includes shares subject to Awards that expired or terminated without having been exercised and paid and became available for new Award grants under the 2007 Equity Plan. This number of shares, and the information reflected in the table below, includes the restricted shares subject to the Company’s performance-based restricted stock awards that were scheduled to vest on December 31, 2011 but that were forfeited because the related performance goals were not satisfied and the restricted stock component of the 2012-2014 Performance Awards described on page 61 in the Compensation Discussion and Analysis. The following table shows information regarding the distribution of those Awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

	STOCK OPTIONS				RESTRICTED STOCK/UNITS
Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise	Number of Shares Underlying Options as of June 29, 2012		Number of Shares/ Units Subject to Past Awards	Number of Shares/ Units Vested as of June 29, 2012	Number of Shares/Units Outstanding and Unvested as of June 29, 2012
			Exercisable	Unexercisable
Named Executive Officers:
James A. Bianco, M.D.	4,227	—	4,227	—	9,257,728	2,143,384	5,444,531
Chief Executive Officer(1)
Louis A. Bianco	2,388	—	2,388	—	3,401,511	694,266	2,030,854
Executive Vice President, Finance and Administration
Daniel G. Eramian	1,370	—	1,370	—	2,698,270	564,409	1,633,360
Executive Vice President, Corporate Communications
Craig W. Philips	2,500	—	2,500	—	5,341,237	1,077,859	3,266,719
President(2)
Jack W. Singer, M.D.	2,453	—	2,453	—	3,401,511	694,266	2,030,854
Executive Vice President, Global Medical Affairs and Translational Medicine
Total for All Current Executive Officers as a Group (6 persons):	12,938	—	12,938	—	24,600,257	5,174,184	14,906,318
Non-Executive Directors:
John H. Bauer	15,899	—	10,899	5,000	1,073,529	472,008	435,412
Vartan Gregorian, Ph.D.	16,002	—	11,002	5,000	1,073,529	472,008	435,412
Richard L. Love	15,900	—	10,900	5,000	1,071,059	469,538	435,412
Mary O. Mundinger, DrPH	16,019	—	11,019	5,000	1,071,029	469,508	435,412
Phillip M. Nudelman, Ph.D.	16,056	—	11,056	5,000	1,595,456	693,311	652,386
Frederick W. Telling, Ph.D.	15,849	—	10,849	5,000	1,073,519	471,998	435,412
Reed V. Tuckson, M.D.	11,000	—	—	11,000	752,400	298,988	453,412
Total for All Current Non-Executive Directors as a Group (7 persons)	106,725	—	65,725	41,000	7,710,521	3,347,359	3,282,858
Each other person who has received 5% or more of the options, warrants or rights under the 2007 Equity Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	1,387,046	124	222,242	1,107,555	5,586,443	1,335,503	3,049,176
Total	1,506,709	124	300,905	1,148,555	37,897,221	9,857,046	21,238,352

(1)	Dr. Bianco was appointed President of the Company on July 25, 2012.
(2)	Mr. Philips resigned as President on June 16, 2012, effective as of July 16, 2012.

Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing compensation plans as of December 31, 2011, including the 2007 Equity Plan, 1994 Equity Incentive Plan and the 2007 Employee Stock Purchase Plan, as amended, or the ESPP.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plans Approved by Shareholders	781,626	(1)	$18.40	17,903,782	(2)
Plan Not Approved by Shareholders	—		—	—
Totals	781,626		$18.40	17,903,782

(1)	Of these shares, 779,311 were subject to options then outstanding under the 2007 Equity Plan, and 2,315 were subject to options then outstanding under the 1994 Equity Incentive Plan.
(2)	Of these shares, 17,677,808 shares were available for issuance under the 2007 Equity Plan, and 225,974 were available for issuance under the ESPP. The Company’s authority to grant new awards under the 1994 Equity Incentive Plan has terminated. As described in the Compensation Discussion and Analysis above, the Company granted long-term performance awards in December 2009 that were subject to forfeiture on December 31, 2011 to the extent that the performance goals applicable to the awards were not achieved. In connection with the termination of these awards, the Company granted new long-term performance awards that became effective on January 3, 2012 and relate to performance goals established for the three-year period ending on December 31, 2014 (the 2012-2014 Performance Awards described on page 61 in the Compensation Discussion and Analysis). Column (c) is presented after giving effect to the forfeiture of the performance awards granted in December 2009 and without taking into account the new 2012-2014 Performance Awards that became effective January 3, 2012.

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF SECURITIES IN CONNECTION WITH, OR TO FINANCE, THE ACQUISITION OF ASSETS OF S*BIO AND RELATED MILESTONE PAYMENTS

The following proposal does not give effect to the Reverse Stock Split. If the Board approves the Reverse Stock Split, then the amount of shares referenced in the proposal will be reduced in proportion to the ratio of the Reverse Stock Split.

Background and Reason for Request for Shareholder Approval

On May 31, 2012, we acquired all right, title and interest of S*BIO in, and assumed certain liabilities relating to, certain intellectual property and other assets related to compounds SB1518 and SB1578 (the “Seller Compounds”), which inhibit Janus kinase 2, commonly referred to as JAK2, pursuant to the terms of an asset purchase agreement with S*BIO dated April 18, 2012. Pursuant to the asset purchase agreement, we paid S*BIO $15 million, issued 15,000 shares of Series 16 Preferred Stock that automatically converted into 12,605,042 shares of common stock of the Company on June 30, 2012, and if certain milestones are achieved in the future, agreed to make certain milestone payments and pay royalties from the Company in connection with any pharmaceutical product containing or comprising any Seller Compound for use for any specific disease, infection or other condition recognized by U.S. regulatory authorities. Milestone payments will be made to S*BIO up to an aggregate amount of $132.5 million in potential regulatory milestone payments if certain U.S., E.U. and Japanese regulatory approvals are obtained or if certain worldwide net sales thresholds are met. At our election, we may pay up to 50% of any milestone payment to S*BIO, or up to $66.25 million, through the issuance of shares of common stock or shares of preferred stock convertible into common stock of the Company.

To finance the purchase price for the acquisition, we issued securities to Socius on May 29, 2012 in the first tranche of a two-tranche registered offering (the “Socius Offering”). We issued a total of 20,000 shares of Series 15 Convertible Preferred Stock, which were converted into an aggregate of 20,000,000 shares of common stock, and warrants to purchase up to an aggregate of 13,333,332 shares of common stock in the first tranche. Out of the net proceeds of the first tranche, net proceeds underlying the issuance of (i) approximately 15,700 shares of Series 15 Convertible Preferred Stock, which were converted into approximately 15,700,000 shares of common stock, and (ii) warrants to purchase an aggregate of approximately 10,466,666 shares of common stock (the “Socius Acquisition Financing Warrants”), were used to finance the purchase price for the acquisition, including estimated acquisition related expenses and fees.

Subject to limitations discussed below, the Socius Acquisition Financing Warrants expire five years after the date of issuance and may be exercised at $1.092 per share or, if our stock price is less than the exercise price, exchanged for a number of shares, as determined by the “Black-Scholes Value Formula” which is calculated by dividing:

(1)	the Black-Scholes Exchange Value (as defined below) of the warrants; by

(2)	the closing bid price of the Company’s common stock as of the trading day prior to the applicable exchange date (the “Warrants Exchange Price”), subject to certain limitations.

The “Black-Scholes Exchange Value” is the value of the portion of the warrants being exchanged as calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, utilizing (a) an underlying price per share equal to the closing bid price of the Company’s common stock as of the trading day prior to the date of issuance of the warrants, (b) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the warrant as of the exchange date, (c) an expected volatility equal to 135% and (d) a deemed remaining term of the warrant of five years. The Company may instead elect to pay all or some of the Black-Scholes Exchange Value in cash.

Pursuant to the terms of the asset purchase agreement and the Socius Acquisition Financing Warrants, we may only elect to pay to S*BIO up to 50% of the potential milestone payments (or $66.25 million) in shares of common stock or preferred stock, issue shares of common stock upon exercise of the Socius Acquisition Financing Warrants, or elect to issue shares of common stock upon exchange of the Socius Acquisition Financing Warrants to the extent the number of shares of common stock issued in connection with such payment, exercise or exchange, when aggregated together with the other Socius Acquisition Financing Securities (as defined below), does not equal or exceed 20% of our outstanding shares as of April 17, 2012, the date prior to the execution and delivery of the asset purchase agreement (the “Socius Acquisition Financing Share Cap”) unless we obtain shareholder approval. Our number of shares of common stock outstanding as of April 17, 2012 was 227,714,600.

If the Company does not elect to discharge its obligation to pay such Black-Scholes Exchange Value in cash pursuant to the Socius Acquisition Financing Warrants and the Company is unable to issue sufficient shares of common stock that would be due upon the exchange of the Socius Acquisition Financing Warrants without exceeding the Socius Acquisition Financing Share Cap, the Company may notify the Socius Acquisition Financing Warrant holder that the Company proposes to seek shareholder approval for the issuance of the shares of common stock that would exceed the Socius Acquisition Financing Share Cap.

In such event, the Company will issue all shares of common stock to the Socius Acquisition Financing Warrant holder not in excess of the Socius Acquisition Financing Share Cap in accordance with, and in the time periods required by, the Socius Acquisition Financing Warrants and the Company will use its reasonable best efforts to obtain shareholder approval by the 90th day after the date the Company receives an exchange notice. If the Company does not obtain shareholder approval by the 90th day after the date on which the Company received the exchange notice, then the Company will issue to the Socius Acquisition Financing Warrant holder an unsecured promissory note for the unpaid (whether in shares or cash) Black-Scholes Exchange Value of the portion of the Socius Acquisition Financing Warrants that the Socius Acquisition Financing Warrant holder had elected to (but as a result of the foregoing was unable to) exchange.

Because our common stock is listed on The NASDAQ Capital Market, we are subject to NASDAQ Listing Rule 5635(a), which requires a company to obtain shareholder approval in connection with the issuance of securities, including securities convertible into common stock of a company, relating to the acquisition of the stock or assets of another company if the number of shares issued will be equal to or greater than 20% of the number of shares of common stock outstanding before the transaction. In determining if the number of shares issued equals or exceeds 20% of the number of shares of common stock outstanding before the transaction, NASDAQ includes not only the shares issued in the acquisition itself, but also requires a company to include the proportionate number of securities issued in a private placement where the underlying proceeds from such offering were used to finance the acquisition as well as any shares issued upon conversion, exercise or exchange of such other securities.

We are seeking approval for the issuance of:

(i)	15,000 shares of Series 16 Preferred Stock and the 12,605,042 shares of common stock underlying the 15,000 shares of Series 16 Preferred Stock;

(ii)	$66.25 million of shares of common stock or preferred stock automatically convertible into shares of common stock of the Company representing up to 50% of any milestone payment to S*BIO;

(iii)	approximately 15,700 shares of Series 15 Convertible Preferred Stock, which were converted into approximately 15,700,000 shares of common stock; and

(iv)	the Socius Acquisition Financing Warrants to purchase an aggregate of approximately 10,466,666 shares of common stock and the shares of common stock issuable upon exercise or exchange (as determined using the Black-Scholes Value Formula) of the Socius Acquisition Financing Warrants (the securities in (i) to (iv) collectively referred to herein as the “Socius Acquisition Financing Securities”).

Impact on Shareholders of Approval or Disapproval of this Proposal

If shareholders approve this proposal:

•

the Company will have the option, at its election, to pay to S*BIO up to 50% of potential milestones (or $66.25 million) in shares of common stock or preferred stock determined based on the five-day volume weighted average purchase price for shares of the Company’s common stock on NASDAQ on the five trading days immediately prior to the date of issuance (the “Share Price”) without being limited by the Socius Acquisition Financing Share Cap;

•

the Company will be able to issue shares upon exercise, or have the option to issue shares in lieu of cash upon exchange, of the Socius Acquisition Financing Warrants, in each case, without being limited by the Socius Acquisition Financing Share Cap;

•	the Company will have additional flexibility to use cash for other purposes, including working capital to fund our operations; and

•	shareholders could experience dilution to the extent that the Company chooses to issue additional shares.

If shareholders do not approve this proposal:

•

payment of any milestones earned will be entirely in cash, and the Company will not have the option to pay up to 50% of such milestones (or $66.25 million) in stock without being limited by the Socius Acquisition Financing Share Cap;

•

the Company will not have the ability to issue shares of common stock upon exercise of the Socius Acquisition Financing Warrants or the option to pay the value for any exchange of the Socius Acquisition Financing Warrants (approximately $8.2 million based on the U.S. Treasury rate calculations below) in common stock, in each case, without being limited by the Socius Acquisition Financing Cap, and instead will have to pay cash or issue a note for the unpaid portion of the value for any such exchange, payable one year thereafter with interest, because the Socius Acquisition Financing Warrants can only be exercised or exchanged to the extent that, upon exercise or exchange, the Socius Acquisition Financing Share Cap is not violated;

•

the Company will have less flexibility to use cash for other purposes, including working capital, which could adversely affect our financial flexibility, our liquidity and our ability to fund our operations and expected growth; and

•

the Company may not have sufficient cash to make the payments or to maintain sufficient working capital to fund our operations, and we may need to raise funds through additional offerings, which may not be available on attractive terms or at all, and could result in additional dilution.

The approximately $8.2 million we may pay for Socius Acquisition Financing Warrant exchanges is calculated assuming the U.S. Treasury rate used to calculate the Black-Scholes Exchange Value for the Socius Acquisition Financing Warrants is equal to the U.S. Treasury rate on June 29, 2012 of 0.72%, as reported on the Federal Reserve Board website for five year treasury constant maturities (nominal). This amount is presented for illustrative purposes only and is not necessarily indicative of, and may be substantially higher or lower than, the actual amount we may pay for Socius Acquisition Financing Warrant exchanges based on the actual U.S. Treasury rate used to calculate such Black-Scholes Exchange Value upon exchange.

Dilution. We are unable to predict what the Share Price, the Warrants Exchange Price or the Black-Scholes Exchange Value for the Socius Acquisition Financing Warrants will be. However, assuming (a) both the Share Price and such Warrants Exchange Price are equal to the last quoted sales price of the Company’s common stock of $0.58 on The NASDAQ Capital Market on June 29, 2012 and (b) the U.S. Treasury rate used to calculate such Black-Scholes Exchange Value is equal to the U.S. Treasury rate on June 29, 2012 of 0.72%, as reported on the Federal Reserve Board website for five year treasury constant maturities (nominal), we could issue:

(i)	up to 114,224,138 shares of common stock or preferred stock automatically convertible into such number of shares of common stock, representing up to $66.25 million in milestone payments; and

(ii)	to the extent the Socius Acquisition Financing Warrants are not exercised, up to approximately 14,137,931 shares of common stock upon exchange of the Socius Acquisition Financing Warrants, at the option of the Company to satisfy the exchange in common stock in lieu of cash.

As a result, if the proposal is approved, the Company could issue up to an aggregate of approximately 128,362,069 shares of common stock (assuming the Share Price and U.S. Treasury rate above), and the Company’s shareholders could incur a dilution of approximately 34.0% to their voting interests and will own a smaller percentage of the Company’s outstanding common stock. If shareholders do not approve the proposal, the terms of any future offering to raise cash proceeds may also result in dilution that may be greater or less than the dilution that the Company’s shareholders could incur if the proposal is approved, subject to the specific terms of such future transaction.

The aggregate number of approximately 128,362,069 shares of common stock that may be issued and the potential dilutive effect is presented for illustrative purposes only and is not necessarily indicative of, and may be substantially higher or lower than, the actual number of shares of common stock that may be issued based on the actual Share Price and Warrants Exchange Price for the Socius Acquisition Financing Warrants, which may be substantially higher or lower than the book or market value of our common stock, and the actual U.S. Treasury rate used to calculate the Black-Scholes Exchange Value for the Socius Acquisition Financing Warrants. The closing bid price of our common stock is extremely volatile, and the numbers presented herein may be materially different from the aggregate number of shares of common stock that will be actually issued.

Vote Required and Board of Directors’ Recommendation

Approval of the issuance of the Socius Acquisition Financing Securities as described above requires the affirmative vote of the holders of a majority of shares of common stock voting on this proposal in person, by telephone or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted.

Votes by Socius will not be counted in determining if a majority of the total votes cast on the proposal, voting in person or by proxy have approved the proposal. According to the Schedule 13G/A filed on June 6, 2012 by Socius, Socius beneficially owned 25,000,000 shares of common stock, which included 20,000,000 shares of common stock and warrants to purchase 13,333,332 shares of common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SECURITIES IN CONNECTION WITH, OR TO FINANCE, THE ACQUISITION OF ASSETS OF S*BIO AND RELATED MILESTONE PAYMENTS

PROPOSAL 5

APPROVAL OF THE ISSUANCE OF SECURITIES IN CONNECTION WITH THE OFFERING OF SERIES 15 PREFERRED STOCK

The following proposal does not give effect to the Reverse Stock Split. If the Board approves the Reverse Stock Split, then the amount of shares referenced in the proposal will be reduced in proportion to the ratio of the Reverse Stock Split.

Background and Reason for Request for Shareholder Approval

On May 28, 2012, we entered into a securities purchase agreement with Socius pursuant to which the Company issued in the initial closing on May 29, 2012, 20,000 shares of Series 15 Convertible Preferred Stock (the “Series 15-1 Preferred Stock”) which were converted into an aggregate of 20,000,000 shares of common stock at a conversion price of $1.00 per share, and warrants to purchase up to an aggregate of 13,333,332 shares of common stock with an exercise price per share of $1.092 (the “First Tranche Warrant”) for gross proceeds of $20 million. Subject to certain terms and conditions, Socius has also agreed to purchase and the Company has agreed to sell in a second closing, a second tranche of 20,000 shares of Series 15 Convertible Preferred Stock (the “Series 15-2 Preferred Stock,” and together with the Series 15-1 Preferred Stock, the “Series 15 Preferred Stock”), and warrants to purchase shares of common stock on July 30, 2012 (the “Second Tranche Warrant,” and together with the First Tranche Warrant, the “Warrants”), for gross proceeds of $20 million. In the event that on the date of the second closing, Socius is unable to purchase the entire $20 million because it would cause Socius to own more than 9.9% of the Company’s common stock (excluding other shares beneficially owned by Socius) or due to the Socius Share Cap (as defined below), Socius has agreed to fund a minimum of $10 million and in any event the maximum amount of the $20 million Socius can fund under these restrictions.

The net proceeds of the Socius Offering were approximately $18.6 million on the initial closing and would be approximately $18.9 million on the second closing if completed in full, after deducting placement agent fees and our estimated offering expenses, and excluding the proceeds, if any, from the exercise (if exercised in cash) of the Warrants. We used a portion of the net proceeds from the initial closing to finance the purchase price of the acquisition of certain assets of S*BIO, including estimated acquisition related expenses and fees. We plan to use the remainder of the net proceeds from the Socius Offering for activities related to preparing for the commercial launch of Pixuvri in the European Union and for general corporate purposes, which may include, among other things, funding research and development, preclinical and clinical trials, the preparation and filing of new drug applications, the acquisition of complementary businesses, technologies or products and general working capital.

The exercise price of the Second Tranche Warrants will equal a 20% premium to the closing bid price of our common stock on The NASDAQ Capital Market calculated one trading day prior to the date of the second closing (the “Second Tranche Warrant Exercise Price”). The conversion price of the Series 15-2 Preferred Stock will equal the closing bid price of our common stock on The NASDAQ Capital Market calculated one trading day prior to the date of the second closing, plus $0.08375 (the “Series 15-2 Preferred Stock Conversion Price”).

Pursuant to the securities purchase agreement and the terms of the Warrants, we are not obligated to issue any shares upon the exercise or exchange of a Warrant to the extent such issuance, when aggregated with the other Socius Securities (as defined below), would equal or exceed 20% of our shares outstanding as of May 27, 2012, the date prior to the execution and delivery of the securities purchase agreement (the “Socius Share Cap”) unless we obtain shareholder approval. Our number of shares of common stock outstanding as of May 27, 2012 was 227,712,286.

The Warrants are exercisable beginning on or after the date of issuance and expire five years after the date of issuance. If the stock price is less than the exercise price, each of the Warrants may also be exchanged for a number of shares determined using the Black-Scholes Value Formula, subject to certain limitations. The

Company may instead elect to pay all or some of the Black-Scholes Exchange Value in cash. If the Company does not elect to discharge its obligation to pay such Black-Scholes Exchange Value in cash pursuant to the Warrants and the Company is unable to issue sufficient shares of common stock that would be due upon the exchange of the Warrants without exceeding the Socius Share Cap, the Company may notify the Warrant holder that the Company proposes to seek shareholder approval for the issuance of the shares of common stock that would exceed the Socius Share Cap.

In such event, the Company will issue all shares of common stock to the Warrant holder not in excess of the Socius Share Cap in accordance with, and in the time periods required by, the Warrant and the Company will use its reasonable best efforts to obtain shareholder approval by the 90th day after the date the Company receives an exchange notice. If the Company does not obtain shareholder approval by the 90th day after the date on which the Company received the exchange notice, then the Company will issue to the Warrant holder an unsecured promissory note for the unpaid (whether in shares or cash) Black-Scholes Exchange Value of the portion of the Warrant that the Warrant holder had elected to (but as a result of the foregoing was unable to) exchange.

Because the Company’s common stock is listed on The NASDAQ Capital Market, we are subject to NASDAQ Listing Rule 5635(d) which requires a company to obtain shareholder approval in connection with a transaction other than a public offering (as defined under NASDAQ rules) involving the issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. In determining if the number of shares issued equals or exceeds 20% of the number of shares of common stock outstanding before the issuance, NASDAQ may aggregate other transactions that are for less than book or market value of our stock, particularly if they occur within six months of the closing of the Socius Offering.

The Company is seeking approval for the issuance of:

(i)	20,000 shares of Series 15-1 Preferred Stock and the 20,000,000 shares of common stock issued upon conversion of the Series 15-1 Preferred Stock;

(ii)	20,000 shares of Series 15-2 Preferred Stock to be issued at the second closing and the shares of common stock issuable upon conversion of the Series 15-2 Preferred Stock;

(iii)	the First Tranche Warrant and up to 13,333,332 shares of common stock issuable upon exercise of the First Tranche Warrant or, to the extent not exercised, the number of shares issuable upon exchange of the First Tranche Warrant as determined using the Black-Scholes Value Formula; and

(iv)	the Second Tranche Warrant and the shares of common stock issuable upon exercise or exchange (as determined using the Black-Scholes Value Formula) of the Second Tranche Warrant (the securities in (i) to (iv) collectively referred to herein as the “Socius Securities”).

Impact on Shareholders of Approval or Disapproval of this Proposal

If shareholders approve this proposal:

•	the Company will be able to issue shares upon exercise, or have the option to issue shares in lieu of cash upon exchange, of the Warrants, in each case, without being limited by the Socius Share Cap;

•	the Company will have additional flexibility to use cash for other purposes, including working capital to finance our operations; and

•

shareholders could experience dilution to the extent that the Company chooses to issue additional shares and the full amount of securities is issued in the second closing without being limited by the Socius Share Cap.

If shareholders do not approve this proposal:

•

the Company will not have the ability to issue shares of common stock upon exercise of the Warrants or the option to pay the value for any exchange of the Warrants in common stock, in each case, without being limited by the Socius Share Cap, and instead will have to pay cash or issue a note for the unpaid portion of the value for any such exchange payable one year thereafter with interest, because the Warrants can only be exercised or exchanged to the extent that, upon exercise or exchange, the Socius Share Cap is not violated;

•

the Company may not be able to issue shares and may have to pay up to approximately $20.4 million (or approximately $15.4 million if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) for Warrant exchanges, which could adversely affect our financial flexibility, our liquidity and our ability to fund our operations and expected growth;

•

the Company may not have sufficient cash to make the payments or to maintain sufficient working capital to fund our operations and may need to raise funds through additional offerings, which may not be available on attractive terms or at all and could result in additional dilution; and

•

the Company may be limited by NASDAQ Listing Rule 5635(d) in our ability to issue additional securities in transactions at less than book or market value of our stock in offerings that are not considered “public offerings” under NASDAQ rules.

The approximately $20.4 million (or approximately $15.4 million if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) we may pay for Warrant exchanges is calculated assuming (a) the closing bid price as of the trading day prior to the date of issuance of the Second Tranche Warrant, used to calculate the Black-Scholes Exchange Value for the Second Tranche Warrant, is equal to the last quoted sales price of the Company’s common stock of $0.58 on The NASDAQ Capital Market on June 29, 2012 and (b) the U.S. Treasury rate used to calculate the Black-Scholes Exchange Value for each Warrant is equal to the U.S. Treasury rate on June 29, 2012 of 0.72%, as reported on the Federal Reserve Board website for five year treasury constant maturities (nominal). These amounts are presented for illustrative purposes only and are not necessarily indicative of, and may be substantially higher or lower than, the actual amount we may pay for Warrant exchanges based on the actual closing bid price of our common stock, which may be substantially higher or lower than the book or market value of our common stock, the actual U.S. Treasury rate used to calculate the Black-Scholes Exchange Values upon exchange and the extent to which the second closing is limited by the Socius Share Cap. The closing bid price of our common stock is extremely volatile, and the amount presented herein may be materially different from the amount that may be actually paid.

Future Transactions. In the past, we have often raised additional capital in transactions that were below market value and not considered a “public offering” under NASDAQ rules. We have substantial operating expenses associated with the development of our product candidates and as of March 31, 2012, our cash and cash equivalents was $27.4 million. We do not expect that our existing cash and cash equivalents will provide sufficient working capital to fund our presently anticipated operations and we will therefore need to raise capital through additional transactions.

Dilution. We are unable to predict what the Second Tranche Warrant Exercise Price, the Series 15-2 Preferred Stock Conversion Price, the Warrants Exchange Price for each Warrant or the Black-Scholes Exchange Value for each Warrant will be. However, assuming (a) the closing bid price in the relevant formula to calculate the Second Tranche Warrant Exercise Price, the Series 15-2 Preferred Stock Conversion Price and the Warrants Exchange Price for each Warrant are equal to the last quoted sales price of the Company’s common stock of $0.58 on The NASDAQ Capital Market on June 29, 2012 and (b) the U.S. Treasury rate used to calculate the Black-Scholes Exchange Value for each Warrant is equal to the U.S. Treasury rate on June 29, 2012 of 0.72%, as reported on the Federal Reserve Board website for five year treasury constant maturities (nominal), the Company could issue:

(i)	up to approximately 20,087,882 shares (or approximately 10,043,941 shares if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) of common stock upon exercise of the Second Tranche Warrant;

(ii)	up to approximately 30,131,827 shares (or approximately 15,065,913 shares if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) of common stock upon conversion of the Series 15-2 Preferred Stock; and

(iii)	to the extent the Warrants are not exercised, up to approximately 35,172,413 shares (or approximately 26,551,724 shares if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) of common stock upon exchange of the Warrants, at the option of the Company to satisfy the exchange in common stock in lieu of cash.

As a result, if the proposal is approved, the Company could issue up to an aggregate of approximately 68,150,743 shares (or approximately 43,040,888 shares if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) of common stock (assuming the closing bid price and U.S. Treasury rate above), and the Company’s shareholders could incur a dilution of approximately 21.5% (or approximately 14.8% if the proceeds in the second closing are limited to $10 million due to the Socius Share Cap) to their voting interests and will own a smaller percentage of the Company’s outstanding common stock. If shareholders do not approve the proposal, the terms of any future offering to raise cash proceeds may also result in dilution that may be greater or less than the dilution that the Company’s shareholders could incur if the proposal is approved, subject to the specific terms of such future transaction.

The aggregate number of approximately 68,150,743 shares (or approximately 43,040,888 shares if the proceeds in the second closing are limited to $10 million) of common stock that may be issued and the potential dilutive effect is presented for illustrative purposes only and is not necessarily indicative of, and may be substantially higher or lower than, the actual number of shares of common stock that may be issued based on the actual closing bid price of our common stock used in the relevant formulas upon conversion, exercise or exchange of such securities, which may be substantially higher or lower than the book or market value of our common stock, and the actual U.S. Treasury rate used to calculate the Black-Scholes Exchange Value for each Warrant. The closing bid price of our common stock price is extremely volatile, and the numbers presented herein may be materially different from the aggregate number of shares of common stock that will be actually issued.

Vote Required and Board of Directors’ Recommendation

Approval of the issuance of the Socius Securities as described above requires the affirmative vote of the holders of a majority of shares of common stock voting on this proposal in person, by telephone or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted.

Votes by Socius will not be counted in determining if a majority of the total votes cast on the proposal, voting in person or by proxy have approved the proposal. According to the Schedule 13G/A filed on June 6, 2012 by Socius, Socius beneficially owned 25,000,000 shares of common stock, which included 20,000,000 shares of common stock and warrants to purchase 13,333,332 shares of common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SECURITIES IN CONNECTION WITH THE OFFERING OF SERIES 15 PREFERRED STOCK

DESCRIPTION OF SECURITIES

The following descriptions of capital stock and warrants do not give effect to the Reverse Stock Split. If the Board approves the Reverse Stock Split, then the amount of shares referenced in the following descriptions will be reduced in proportion to the ratio of the Reverse Stock Split.

Description of Capital Stock to be Issued

As discussed in Proposal 4, the Series 16 Preferred Stock was automatically converted into common stock on June 30, 2012 and is no longer outstanding. The description of our common stock and Series 15 Preferred Stock to be issued on July 30, 2012 is described below.

Description of Common Stock

This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our articles of incorporation, our Bylaws and all applicable provisions of Washington law.

Each holder of common stock is generally entitled to one vote for each share held on all matters to be voted upon by the shareholders and there are no cumulative voting rights. Subject to preferences that may be applicable to any outstanding preferred stock, holders of common stock are entitled to receive ratably the dividends, if any, that are declared from time to time by the Board out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share in our assets remaining after the payment of liabilities and the satisfaction of any liquidation preference granted to the holders of any outstanding shares of preferred stock. Holders of common stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of Series 15 Preferred Stock, as well as any other series of preferred stock that we may designate in the future.

General Description of Preferred Stock

The Board has the authority, without action by the shareholders, to designate and issue preferred stock in one or more series and to designate the rights, preferences and privileges of each series, which may be greater than the rights of the common stock. It is not possible to state the actual effects of the issuance of any shares of preferred stock upon the rights of holders of the common stock until the Board determines the specific rights of the holders of such preferred stock. However, the effects could include, among other things:

•	restricting dividends on the common stock;

•	diluting the voting power of the common stock

•	impairing the liquidation rights of the common stock; or

•	delaying or preventing a change in control of the Company without further action by the shareholders.

Anti-Takeover Effects of Provisions of Washington Law, Our Articles of Incorporation and Bylaws and Our Rights Plan

Washington law contains certain provisions that may have the effect of delaying, deterring or preventing a change in control of the Company. Chapter 23B.19 of the Washington Business Corporation Act prohibits us, with certain exceptions, from engaging in certain significant business transactions with an “acquiring person” (defined generally as a person or group of persons who acquire 10% or more of our voting securities) for a period of five years following the acquiring person’s share acquisition date. The prohibited transactions include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, or any other receipt by the acquiring person of a disproportionate benefit as a shareholder. Exceptions to this statutory prohibition include approval of the transaction at a shareholders meeting by holders of not less than two-thirds of the outstanding shares entitled to vote on the transaction, not counting shares as to which the acquiring person has beneficial ownership or voting control, transactions approved by the Board prior to the acquiring person first becoming an acquiring person or a merger, share exchange, consolidation, liquidation, distribution or certain other significant business transactions entered into with the acquiring person where certain requirements regarding the fairness of the consideration to be received by the shareholders have been met. We may not exempt ourselves from coverage of this statute. These statutory provisions may have the effect of delaying, deterring or preventing a change in control of the Company.

The Board is divided into three approximately equal classes of directors serving staggered three-year terms. In addition, our articles of incorporation provide that directors may be removed from office only at a meeting of the shareholders called expressly for that purpose and only for “cause.” Our articles of incorporation limit “cause” to willful misfeasance having a material adverse effect on us or conviction of a felony, provided that any action by a director shall not constitute “cause” if, in good faith, the director believed the action to be in, or not opposed to, our best interests or if the director is entitled to be indemnified with respect to such action under applicable law, our articles of incorporation or bylaws or a contract with us. Further, our Bylaws require a shareholder to provide notice to us of such shareholder’s intention to nominate a person or persons for election as directors not later than 90 days prior to the first anniversary of the previous year’s annual meeting or, in the case of an election to be held at a special meeting of the shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. A shareholder must also provide us with notice of such shareholder’s intent to make any proposal at an annual meeting of shareholders not later than 90 days prior to the first anniversary of the previous year’s annual meeting of shareholders. These provisions may have the effect of deterring hostile takeovers or delaying a change in control of our management.

On December 28, 2009, we entered into our rights plan with Computershare Trust Company, N.A. as rights agent. In connection with our rights plan, one preferred stock purchase right was distributed for each common share held as of the close of business on January 7, 2010. Initially, the rights are not exercisable and are attached to, and trade with, all of the shares of common stock outstanding as of, and issued subsequent to, the record date (as defined in the rights plan). As adjusted in connection with our 1-for-6 reverse stock split effected on May 15, 2011, each right, if and when it becomes exercisable, will entitle the holder to purchase six ten-thousandths of a share of Series ZZ Junior Participating Cumulative Preferred Stock for $36.00, subject to standard adjustment in the rights plan. Upon the acquisition of 20% or more of our common stock by a person or group, subject to certain exceptions (such acquisition referred to herein as a 20% acquisition), the rights will become exercisable for our preferred stock, except for those rights held by such 20% acquirer, which will become null and void. Upon a 20% acquisition, the holder of an exercisable right will be entitled to receive, upon exercise, in lieu of preferred stock, that number of shares of common stock, or in certain circumstances, including if there are insufficient shares of common stock to permit the exercise in full of the rights, preferred stock, other securities, cash, property or a reduction in the exercise price of the rights, or any combination of the foregoing, having a market value of two times the exercise price of the right.

If we are acquired in a merger, consolidation or certain other business combination transactions after a 20% acquisition, each holder of an exercisable right would then have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the exercise price of the right.

The Board may redeem the rights for $0.0006 per right or amend the rights plan at any time prior to a 20% acquisition or the expiration of the rights plan. The rights plan will expire on January 7, 2013, unless the rights are previously redeemed or exchanged by us.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A.

Description of Series 15 Preferred Stock

The material terms and provisions of the Series 15 Preferred Stock are summarized below. This summary is subject to, and qualified in its entirety by, the rights, preferences and privileges of the Series 15 Preferred Stock set forth in the articles of amendment to our articles of incorporation filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 31, 2012.

Rank

The Series 15 Preferred Stock will, with respect to rights upon our liquidation, dissolution or winding up, rank senior to our common stock and, so long as at least 20% of the aggregate originally issued shares of Series 15 Preferred Stock are outstanding, we may not repay, repurchase or offer to repay or repurchase or otherwise acquire any material amount of common stock or other securities junior to the Series 15 Preferred Stock except for repurchases of up to 5,750,000 shares of common stock in any 12-month period from employees, officers, directors, consultants or others who perform services for us and who are subject to an agreement with us providing a right of repurchase of such shares at cost or on the occurrence of certain events, such as termination of employment. The Series 15 Preferred Stock ranks pari passu with our common stock with respect to dividends.

Dividends

Holders of Series 15 Preferred Stock are entitled to receive dividends on shares of Series 15 Preferred Stock equal (on an as if converted to common stock basis) to and in the same form as dividends actually paid on shares of our common stock or other junior securities. All declared but unpaid dividends on the Series 15 Preferred Stock shall increase the stated value of the Series 15 Preferred Stock, but when such dividends are actually paid such increase shall be rescinded.

Liquidation Preference

Upon our voluntary or involuntary dissolution, liquidation or winding up, holders of the Series 15 Preferred Stock will be entitled to receive the stated value of such holder’s shares of Series 15 Preferred Stock of $1,000 per share plus any declared and unpaid dividends and other payments that may be due on the shares before the holders of common stock or any of our other junior securities receive any payments from such liquidation. In the event that the amount available for payment of this liquidation preference is less than the full amount of the stated value of all shares of Series 15 Preferred Stock then outstanding, the assets to be distributed to the holders of the Series 15 Preferred Stock will be ratably distributed among such holders in accordance with the respective amounts that would be payable on such holder’s shares if the liquidation preference was paid in full.

Conversion

Optional Conversion. The Series 15 Preferred Stock shall be convertible at the option of the holders thereof at any time after issuance into the number of registered shares of common stock determined by dividing the aggregate stated value of the Series 15 Preferred Stock being converted by the conversion price then in effect. In the initial closing, we issued 20,000 shares of Series 15-1 Preferred Stock (convertible into an aggregate of 20,000,000 shares of common stock issuable from time to time upon conversion at a conversion price of $1.00 per share). All of the shares of Series 15-1 Preferred Stock issued in the initial closing have been converted, and Socius has received the 20,000,000 shares of common stock issuable upon conversion. Socius has also agreed to purchase 20,000 shares of Series 15-2 Preferred Stock and warrants to purchase shares of common stock on the 60th day after the initial closing, in the second closing, subject to certain terms and conditions. The conversion price of the Series 15-2 Preferred Stock shall equal the closing bid price of our common stock on The NASDAQ Capital Market calculated one trading day prior to the date of the second closing, plus $0.08375. The initial conversion prices of the Series 15 Preferred Stock are subject to adjustment as described below. The right to convert the Series 15 Preferred Stock is limited by the beneficial ownership limitation described below.

Automatic Conversion. On the first to occur of (i) the one month anniversary of the original issuance date of the Series 15 Preferred Stock, (ii) the date on which 5,000 or less shares of Series 15 Preferred Stock remain outstanding or (iii) the adoption by the Board of a resolution that it intends to adopt an amendment to our articles of incorporation without shareholder approval to effect a reverse stock split with respect to our common stock in order to achieve compliance with the listing rules of The NASDAQ Capital Market or for other good faith business reasons, all outstanding shares of Series 15 Preferred Stock shall automatically convert into the number of registered shares of common stock determined by dividing the aggregate stated value of the Series 15 Preferred Stock being converted by the conversion price then in effect. This automatic conversion is limited by the beneficial ownership limitation described below.

Beneficial Ownership Limitation. We may not effect a conversion, and no holder may request conversion, of the Series 15 Preferred Stock to the extent, following such conversion, the holder and its affiliates would beneficially own more than 9.9% of our common stock. In addition, in the event of an automatic conversion, the conversion threshold will increase to 19.99% without any further action on the part of a holder. The amount of beneficial ownership of a holder and its affiliates will be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations of that section.

Conversion Price Adjustment.

Stock Dividends and Stock Splits. If we pay a stock dividend or otherwise make a distribution payable in shares of common stock on shares of common stock or any common stock equivalents, subdivide or combine our outstanding common stock, or reclassify our common stock in such a way that we issue additional shares of our capital stock, the conversion price will be adjusted by multiplying the then-existing conversion price by a fraction, the numerator of which is the number of shares outstanding immediately before the distribution, dividend, adjustment or recapitalization and the denominator of which is the number of shares outstanding immediately after such action.

Rights Offerings. If we issue rights, options or warrants to holders of common stock giving such holders a right to subscribe for or purchase shares of common stock at a price per share lower than the volume weighted average price of the common stock on the record date for such issuance and do not offer the same rights to the holders of the Series 15 Preferred Stock, the conversion price will be adjusted to reflect the rights offering by multiplying such conversion price by a fraction, the numerator of which is the number of shares outstanding before such record date plus the number of shares which the aggregate offering price (assuming full subscription) would purchase at the volume weighted average price of the common stock on such record date and the denominator of which is the number of shares of common stock outstanding on the record date plus the aggregate number of shares offered for subscription or purchase.

Pro Rata Distributions. If we distribute (other than as a dividend) evidences of our indebtedness, assets (including cash or cash dividends), warrants or other rights to subscribe for our securities (other than common stock) to the holders of common stock, then the conversion price will be adjusted by multiplying the conversion price in effect immediately prior to the record date for such distribution by a fraction, the numerator of which is the volume weighted average price of the common stock on such record date minus the fair market value at such record date of the distributed evidence of indebtedness, asset, warrant or other right applicable to one share of common stock, such fair market value to be determined by the Board in good faith, and the denominator of which is the volume weighted average price of the common stock on such record date.

Fundamental Transaction. If we effect a “fundamental transaction” (as defined below), then upon any future conversion of the Series 15 Preferred Stock, the holders will have the right to receive, for each share of common stock they would have received upon such conversion, the same kind and amount of securities, cash or property as such holder would have been entitled to receive in the transaction had it been the holder of a share of common stock immediately prior to the transaction. The term “fundamental transaction” means any of the following:

•	a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity;

•

the sale of all or substantially all of our assets in one transaction or a series of related transactions (provided, however, that a “fundamental transaction” shall not include us entering into a license or other agreement that licenses any intellectual property to an unaffiliated and unrelated person so long as we and our subsidiaries continue to have bona fide, substantial and continuing business operations and activities after such license or other agreement is entered into);

•	any completed tender offer or exchange offer allowing holders of common stock to tender or exchange their shares for cash, property or securities, regardless of who makes such offer; or

•

any reclassification of common stock or any compulsory share exchange by which common stock is effectively converted into or exchanged for other securities, cash or property (but not a reverse stock split).

If the holders of common stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, the holders of Series 15 Preferred Stock will be given the same choice on conversion of such holder’s shares.

Voting Rights

The Series 15 Preferred Stock shall have no voting rights, except to the extent expressly provided in our articles of incorporation or as otherwise required by law. However, so long as at least 20% of the aggregate initially issued shares of Series 15 Preferred Stock are outstanding, we cannot take any of the following actions without the affirmative consent of holders of a majority of the outstanding Series 15 Preferred Stock:

•

amend our articles of incorporation, bylaws or other charter documents in each case so as to materially, specifically and adversely affect the rights of any holder with respect to the Series 15 Preferred Stock;

•

repay, repurchase or offer to repay or repurchase or otherwise acquire any of our common stock, common stock equivalents or securities junior to the Series 15 Preferred Stock, except the repurchase of up to 5,750,000 shares of common stock in any 12-month period from employees, officers, directors, consultants or others performing services for us or any of our subsidiaries under agreements approved by a majority of the Board or under which we have the option to repurchase such shares at cost or at cost on the occurrence of certain events such as termination of employment;

•	authorize or create any class of senior preferred stock with respect to dividend rights or liquidation preference; or

•	enter into any agreement or understanding to take any of the actions listed above.

Description of Warrants

The material terms and provisions of the Warrants are summarized below. Unless otherwise specified in this Proxy Statement, the terms of the Warrants issued in the initial closing and the second closing are the same. This summary is subject to, and qualified in its entirety by, the terms set forth in the Form of Warrant to Purchase Common Stock filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 31, 2012.

Exercise Price

In the initial closing, each Warrant to purchase shares of our common stock had an exercise price of $1.092 per share. In the second closing, the exercise price of the Warrants will equal a 20% premium to the closing bid price of our common stock on The NASDAQ Capital Market calculated one trading day prior to the date of the second closing.

Exercise Period

The Warrants issued in the Socius Offering are exercisable beginning on or after the date of issuance and expire five years after the date of issuance.

Exercise

The Warrants will be exercisable, at the option of the holder, upon payment in cash of the exercise price of the shares of common stock being acquired upon exercise of the Warrants. However, if at the time of exercise there is no effective registration statement registering the issuance of the shares of common stock issuable upon exercise of the Warrants to the holder and all such shares are not then registered for resale by the holder, the holder may exercise the Warrants by means of a “cashless exercise” or “net exercise,” in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Warrant. No fractional shares of common stock will be issued in connection with the exercise of a Warrant, but rather the number of shares of common stock to be issued will be rounded to the nearest whole-number.

Adjustments

The exercise prices are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock. The holders of the Warrants are entitled to notice no later than the later of (i) at least 15 days prior to the date on which we close our books or set a record date for such event, as applicable, and (ii) the date we make a public announcement with respect to certain distributions to holders of our common stock.

Fundamental Transactions

If certain “fundamental transactions” occur, such as a merger, consolidation, sale of substantially all of our assets, purchase offer, tender offer or exchange offer with respect to our common stock or reclassification of our common stock, the holders of the Warrants will be entitled to receive thereafter upon exercise of the Warrants in lieu of our common stock, the consideration (if different from common stock) that the holders of the Warrants would have been entitled to receive upon the occurrence of the “fundamental transaction” as if the Warrant had been exercised immediately before the “fundamental transaction.” If any holder of common stock is given a choice of consideration to be received in the “fundamental transaction,” then the holders of the Warrants shall be given the same choice upon the exercise of the Warrants following the “fundamental transaction.”

Exchange of Warrant

If at any time the closing bid price of our common stock on The NASDAQ Capital Market calculated one trading day prior to the date the holder elects to exchange the Warrant is less than the exercise price of the Warrant, the holder of such Warrant will be entitled to exchange any portion of the Warrant for a number of shares determined using the Black-Scholes Value Formula, subject to certain limitations. We may instead elect to pay all or some of such value in cash. If we elect not to pay in cash, are unable to issue sufficient shares without shareholder approval and have not obtained shareholder approval by the later of (i) 60 days after an exchange notice is received and (ii) 110 days after the initial closing, we will issue a note for the unpaid portion of the value payable one year thereafter or in connection with our next funding event (after the second closing), if earlier. No fractional shares of common stock will be issued in connection with the exchange of a Warrant, but rather the number of shares of common stock to be issued will be rounded to the nearest whole-number.

Company Issuance Limitations

We are not obligated to issue any shares under a Warrant if (i) the issuance of such shares could result in us being deemed to issue (or to have issued) shares in a transaction that is not at or above market under the rules of The NASDAQ Stock Market, (ii) such issuance, together with all prior issues that are deemed to be aggregated under the rules of The NASDAQ Stock Market, in the aggregate would equal or exceed 20% of our shares outstanding shares as of the date prior to the execution and delivery of the securities purchase agreement or (iii) such issuance would otherwise violate our obligations under the rules or regulations of The NASDAQ Stock

Market, the exchange cap, except that such limitation shall not apply in the event that we obtain the approval of our stockholders as required by the applicable rules of The NASDAQ Stock Market for issuances of shares of common stock in excess of such amount. In such event and at the request of a Warrant holder, we agree to undertake reasonable best efforts to obtain stockholder approval of the issuance of such Warrant shares within the later of (i) sixty (60) calendar days of the date of any properly delivered exercise notice or exchange notice that would, if honored, violate the exchange cap or the company issuance limit or (ii) one hundred ten calendar days from the first closing date. Until such approval is obtained, no holder shall be issued Warrant shares to the extent such issuance would result in us exceeding the exchange cap or the company issuance limit described below. In no event will we be required to take any action pursuant to a Warrant, including issuing any securities thereunder or making any payments thereunder, if it would require stockholder approval under The NASDAQ Stock Market or any other trading market on which we are then listed and such approval has not been obtained, including, without limitation, in no event will we be required to issue Warrant shares pursuant to a Warrant to the extent that the issuance would exceed the company issuance limit, except to the extent stockholder approval would permit such issuance and such stockholder approval has been obtained. The company issuance limit means an aggregate number of shares of common stock issued or issuable to the holder (including shares of common stock issued or issuable upon conversion of preferred shares and exercise or exchange of any other Warrant issued to the holder pursuant to the securities purchase agreement with Socius) equal to the lesser of: (i) after aggregation under the rules of The NASDAQ Stock Market with any other shares issued by us, 19.99% of the shares of common stock outstanding on the date immediately preceding the date of the securities purchase agreement, and (ii) after aggregation with the shares issued or issuable in connection with an acquisition, 19.99% of the shares of common stock outstanding prior to entering into an agreement to consummate an acquisition.

Mandatory Exercise

If, at any time after the issuance date of the Warrants and after all purchases and sales of the Series 15 Preferred Stock and Warrants in the Socius Offering have been consummated or all rights or obligations to consummate such purchases and sales have been terminated in accordance with the terms of the securities purchase agreement, our common stock trades at a price greater than 20% above the exercise price of the Warrants (as adjusted for stock splits, stock combinations and the like occurring from and after the issuance date of the Warrants) for 20 consecutive trading dates and with an average daily trading volume (on all markets on which our common stock is listed) during such 20 consecutive trading days of at least $2,000,000, then, subject to certain exceptions, we have the right to require the holders of the Warrants to exercise all, but not less than all, of the Warrants for cash in accordance with the terms of the Warrants.

No Public Market

The Warrants will not be listed on any national securities exchange. The Warrants may not be transferred, except to an affiliate of Socius, without our consent.

Beneficial Ownership Limitation

No holder may exercise or exchange its Warrants to the extent that the exercise or exchange, as applicable, would result in the holder and its affiliates beneficially owning more than 9.9% of our common stock. The amount of beneficial ownership of the holder and its affiliates will be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations of that section.

PROPOSAL 6

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Summary

Marcum LLP served as the Company’s independent auditors and independent registered public accounting firm for the completion of the Company’s audit for the year ended December 31, 2011. The Audit Committee has again approved the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012 and the Board has further directed that the Company submit the selection of independent auditors and independent registered public accounting firm for 2012 for ratification by the shareholders at this shareholder meeting.

Representatives of Marcum LLP, who are expected to be present at the shareholder meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Although ratification is not required by the Bylaws or otherwise, the Company is submitting the selection to its shareholders for ratification as a matter of good corporate practice and because the Company values its shareholders’ views. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s and the Company’s shareholders’ best interests.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by the Company’s principal accountants during each of the past two fiscal years ended December 31:

Services Rendered	2011	2010
Audit Fees(1)	$590,000	$450,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of our financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of our quarterly financial statements, assistance and review of documents filed with the SEC, consents, and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.
(2)	Audit Related Fees. This category includes fees for assurance and related professional services associated with due diligence related to mergers and acquisitions, consultation on accounting standards or transactions, internal control reviews and assistance with internal control reporting requirements, services related to the audit of employee benefit plans, and other attestation services not required by statute or regulation.
(3)	Tax Fees. This category includes fees for professional services provided related to tax compliance, tax planning and tax advice.
(4)	Other Fees. There were no other fees for services not included above.

Pre-Approval Policy

Pursuant to the Company’s “Audit and Non-Audit Services Pre-Approval Policy,” the Audit Committee pre-approves all auditing services and non-audit services to be performed by the Company’s independent auditors. The Audit Committee also pre-approves all associated fees, except for de minimus amounts for non-audit services, which are approved by the Audit Committee prior to the completion of the audit.

Vote Required and Board of Directors’ Recommendation

Ratification of the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012 requires the affirmative vote of the holders of a majority of the shares of common stock voting on this Proposal 6 in person, by telephone or by proxy at the Annual Meeting. Abstentions will not be counted in the ratification of the selection of independent auditors and will have no effect on the outcome of the selection of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S

INDEPENDENT AUDITORS.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board and reviews the Company’s system of internal controls. We act only in an oversight capacity, however, and it is management that has the primary responsibility for the financial statements, establishing and maintaining adequate internal controls, and the reporting process. Marcum LLP, the Company’s independent auditor, is responsible for expressing opinions on the conformity of the Company’s financial statements in accordance with generally accepted accounting principles, on management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and on the effectiveness of the Company’s internal control over financial reporting. Each member of the Audit Committee is an independent director as determined by the Board, based on the NASDAQ Listing Rules promulgated by the NASDAQ Stock Market and the SEC’s independence requirements for members of audit committees. In addition, the Board has determined that John H. Bauer is an “audit committee financial expert,” as defined by SEC rules.

We operate under a written charter, a copy of which is available on the Company’s website at http://www.celltherapeutics.com. As more fully described in our charter, the purpose of the audit committee is to assist the Board in its oversight and monitoring of the Company’s financial statements, internal controls and audit matters. We meet each quarter with Marcum LLP and management to review the Company’s interim financial results before the publication of the Company’s quarterly reports. Management’s and independent auditors’ presentations to and discussions with the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. In accordance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), we have ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent auditors.

In accordance with existing Audit Committee policy and the requirements of the Sarbanes-Oxley Act, all services to be provided by Marcum LLP are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. Pre-approval provided by the full Audit Committee, or a subcommittee thereof, relates to a particular category or group of services and is subject to a specific budget. The Sarbanes-Oxley Act prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest; we have not in recent years obtained any of these services from Marcum LLP and we are able to obtain such services from other service providers at competitive rates.

In addition, we recommend to the Board the appointment of the independent auditors and review their proposed audit scope, approach and independence.

We are not professional accountants or auditors and our duties are not intended to duplicate or to certify the activities of management or the independent auditors. It is not the Audit Committee’s duty to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Consequently, the Audit Committee is not providing any professional certification as to the independent auditors’ work or any expert assurance as to the financial statements.

We have reviewed and discussed the Company’s audited financial statements with management and Marcum LLP. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

We also discussed with Marcum LLP other matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, we have received from, and discussed with, Marcum LLP their annual written report on their independence from us and our management, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with the auditors whether the provision of any non-audit services provided to us by them during 2011 were compatible with the auditors’ independence.

Based upon the review and discussions described in this report, we recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

AUDIT COMMITTEE

John H. Bauer (Chair)

Phillip M. Nudelman, Ph.D.

Vartan Gregorian, Ph.D.

Frederick W. Telling, Ph.D.

PROPOSAL 7

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Summary

If there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Annual Meeting to solicit additional proxies. In that event, you will be asked to vote only upon this Proposal 7 and not on any other proposals. In this Proposal 7, we are asking the shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting. If this Proposal 7 is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Annual Meeting to use the additional time to solicit additional proxies in favor of any of the Proposals. Even if there are a sufficient number of votes at the time of the Annual Meeting to adopt one or more of the Proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Annual Meeting to solicit additional proxies for any of the Proposals for which there are insufficient votes and the Board may do so without adopting any of the Proposals for which there are sufficient votes at the time of the Annual Meeting.

If it is necessary or appropriate to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned (including publication of a notice of the adjourned meeting in an Italian newspaper), unless the Board fixes a new record date, which it must do if the Annual Meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting. If the Board determines it is necessary or appropriate to adjourn the Annual Meeting and the record date for the Annual Meeting is changed because (i) the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting and/or (ii) the Board elects to change the record date, a notice of the adjourned meeting will be given to all shareholders pursuant to applicable U.S. and Italian law. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Board of Directors’ Recommendation

Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are voting on this Proposal 7 in person, by telephone or by proxy at the Annual Meeting. Abstentions will not be counted in the vote required to approve adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee oversees the Board’s responsibilities relating to the compensation of the Company’s chief executive officer and all other executive officers of the Company with a title of executive vice president and above or who otherwise report directly to the chief executive officer. (These individuals are listed in the Summary Compensation Table below and referred to herein as the Company’s “named executive officers”). In discharging this responsibility, the Compensation Committee evaluates and approves the Company’s compensation plans, policies and programs as they affect the named executive officers.

The Company’s executive compensation program is guided by the principle that the compensation of the executive officers should encourage creation of shareholder value and achievement of strategic corporate objectives. In furtherance of this principle, the Company’s executive compensation program includes a number of features intended to reflect best practices in the market and help ensure that the program reinforces shareholder interests. These features are described in more detail below in this Compensation Discussion and Analysis and include the following:

•

The Company has not increased base salaries for its executive officers since 2005 (or, in the case of two executives who joined the Company after 2005, has not increased their base salaries since they joined the Company).

•

Executives’ bonuses under the Company’s annual incentive program are principally based on the achievement of specific performance objectives established at the beginning of the fiscal year by the Compensation Committee.

•

Vesting of a substantial percentage of executives’ equity awards is contingent on the achievement of specific performance goals established by the Compensation Committee. In 2009, the Company approved long-term incentive awards for each of the named executive officers that would vest if the Company achieved certain performance goals by December 31, 2011. The 2009 awards with goals that were not achieved by December 31, 2011 expired on December 31, 2011. In connection with the expiration of these awards, the Company approved new long-term incentive grants, effective January 3, 2012, to each of the named executive officers that will vest based on the Company’s achievement of specific operational and financial performance goals by December 31, 2014, or the 2012-2014 Performance Awards. These awards and the related performance goals are discussed in detail below in this Compensation Discussion and Analysis.

•

Effective 2012, the Compensation Committee approved arrangements for each of the named executive officers that eliminated any tax gross-up payment for parachute payment taxes under Section 280G of the U.S. Internal Revenue Code.

Compensation Objectives and Philosophy

The Company believes that compensation of its executive officers should encourage creation of shareholder value and achievement of strategic corporate objectives. The Company attempts to align the interests of its shareholders and management by integrating compensation with the Company’s short-term and long-term corporate strategic and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with companies in the pharmaceutical industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. However, the Company believes that it is important to provide executives with performance-based incentives that are tied to key corporate goals critical to the Company’s long-term success and viability.

The elements of compensation for the named executive officers include base salaries, annual cash incentives, long-term equity incentives, and perquisites, as well as severance benefits in connection with certain terminations of employment and additional benefits which are available to most other employees, including a 401(k) plan, employee stock purchase plan, health and welfare programs, and life insurance. In general, base salaries, perquisites and other benefit programs, and severance and other termination benefits are primarily intended to attract and retain highly qualified executives as they provide predictable compensation levels that reward executives for their continued service. Annual cash incentives are primarily intended to motivate executives to achieve specific strategies and operating objectives, while long-term equity incentives are primarily intended to align executives’ long-term interests with those of the Company’s shareholders. Executives have substantial portions of their compensation at risk for annual and long-term performance, with the largest portion at risk for the most senior executives. The “at risk” nature of the Company’s long-term compensation program is evidenced by the substantial forfeiture of long-term compensation opportunities on December 31, 2011 that were previously granted by the Company for the 2009-2011 performance period, as noted in more detail below and following the “Outstanding Equity Awards at Fiscal 2011 Year-End” table on page 71.

In light of the general current economic climate, the Company’s compensation philosophy and objectives for fiscal year 2011 continued to focus heavily on retention of the Company’s senior management team through this challenging time.

Compensation Process

As part of its process for determining the compensation for the named executive officers, the Compensation Committee considers competitive market data. As authorized by its charter, the Compensation Committee has engaged Milliman, Inc., or Milliman, an independent executive compensation consultant, to review the Company’s compensation plans, policies and programs that affect executive officers and to provide advice and recommendations on competitive market practices and specific compensation decisions. Milliman has worked directly with the Compensation Committee to assist the Compensation Committee in satisfying its responsibilities and will undertake no projects for management except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. To date, Milliman has not undertaken any projects for management or provided any services to the Company other than its services to the Compensation Committee.

In order to assess competitive market data for executive compensation, the Compensation Committee works with its compensation consultant to develop a peer group of companies with which the Company competes for executive talent (which may or may not be the same organizations that the Company competes with directly on a business level). Milliman assisted the Compensation Committee in reviewing the peer group identified for 2011, focusing most closely on industry type and organization size/complexity, with the best indicators of organization size in the Company’s industry being number of employees and enterprise value, although each company’s revenue and net income were also considered. Following this process, the Compensation Committee selected the following peer group for fiscal 2011 compensation decisions, all of which are biotechnology organizations with an oncology focus and at a stage of company development that is comparable to the Company in the current or near-term stage: Arena Pharmaceuticals, Inc., Ariad Pharmaceuticals, Inc., Array BioPharma, Inc., Cougar Biotechnology, Inc., Dendreon Corp., IDM Pharma, Inc., Intermune, Inc., Medviation, Inc., Progenics Pharmaceuticals Inc., Rigel Pharmaceutical, Inc., Seattle Genetics, Inc. and Spectrum Pharmaceuticals, Inc. The peer group was the same as the group identified for fiscal 2010 compensation decisions.

Once the peer group is established, the Compensation Committee then reviews the base salaries, annual cash-incentive compensation, long-term equity incentive compensation and total compensation for the Company’s executive officers as compared to the compensation paid by the companies within the Company’s peer group, comparing each executive officer to their counterparts in similar positions with the peer group companies. However, the Compensation Committee does not base its decisions on targeting compensation levels to specific benchmarks against the peer group. Instead, the Compensation Committee refers to the peer group compensation data as background information regarding competitive pay levels and also considers the other factors identified below in making its decisions.

In addition to consideration of the peer group data, the Compensation Committee also considers the value of each item of compensation, both separately and in the aggregate, in light of Company performance, each executive officer’s position within the Company, the executive officer’s performance history and potential for future advancement, and, with respect to long-term equity incentive compensation, the value of existing vested and unvested outstanding equity awards. The Compensation Committee also considers the recommendations of the Company’s chief executive officer with respect to the compensation for each executive other than himself. In setting compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to the Company and its executive officers, the accounting consequences and the impact on shareholder dilution. The Compensation Committee does not assign a specific weight to these factors and none of these factors by itself will compel a particular compensation decision. Instead, this information is used generally by the Compensation Committee to help inform its decision-making process. Except as noted below, decisions by the Compensation Committee are subjective, made in the exercise of the Compensation Committee’s judgment.

Principal Elements of Compensation

The principal elements of compensation for the Company’s executive officers are composed of base salary, annual cash incentive compensation, and long-term equity incentive compensation. The Company also provides other forms of compensation, including certain perquisites and other benefits. The Compensation Committee reviews, considers and approves each element of compensation, as well as all combined elements of compensation, for the named executive officers.

Base Salaries. Base salaries, including merit-based salary increases, for the named executive officers are established based on the scope of their respective responsibilities, competitive market salaries and general levels of market increases in salaries, individual performance, achievement of the Company’s corporate and strategic goals and changes in job duties and responsibilities.

The Compensation Committee reviewed the base salaries of the named executive officers for 2011 and determined that they are generally competitive with the market when compared to the Company’s peer group despite the fact that the Company has not raised the base salaries of most of its executive officers in recent years. Given this continued competitiveness of the Company’s base salaries combined with its current business situation and the current economic climate, and consistent with the Company’s philosophy of providing relatively flat target levels of cash compensation while increasing equity awards during this challenging time, the Compensation Committee again determined that base salaries should not be raised in 2011. As a result, the named executive officers’ base salaries for fiscal 2011 were as follows: Dr. Bianco $650,000 (unchanged since established in 2005); Mr. Philips $402,000 (unchanged since established in his employment agreement effective August 1, 2008), Mr. Bianco $330,000 (unchanged since established in 2005), Dr. Singer $340,000 (unchanged since established in 2005), and Mr. Eramian $315,000 (unchanged since established in 2007).

Annual Cash Incentive Compensation. Annual cash incentives for the Company’s executive officers are designed to reward performance for achieving key corporate goals, which the Company believes in turn should increase shareholder value. In general, the annual incentive awards for executive officers are determined based on achievement of performance objectives established by the Compensation Committee for the fiscal year and an evaluation by the Compensation Committee of the contributions made by individual executives to the Company during the course of the year, including both realization of performance goals and other notable achievements which may not have been contemplated at the time the original performance goals were established.

In March 2011, the Compensation Committee established the 2011 cash incentive program for the Company’s named executive officers, including target and maximum bonus opportunities for each executive as well as performance goals that would need to be achieved in order for the executive to receive such bonuses. Both target and maximum bonus opportunities under the program are determined by reference to a percentage of the executive officer’s base salary. For fiscal 2011 performance, the target bonus opportunities are 50% for Dr. Bianco, 40% for Mr. Philips, and 30% for each of Mr. Bianco, Dr. Singer and Mr. Eramian, and the maximum bonus opportunities are 125% for Dr. Bianco, 100% for Mr. Philips, and 75% for each of Mr. Bianco,

Dr. Singer and Mr. Eramian. These target and maximum bonus levels are consistent with the levels established for the 2010 cash incentive program and were determined by the Compensation Committee, after consulting with Milliman, to be appropriate based on its subjective assessment of the executive’s position and ability to directly impact and responsibility for the Company’s performance, and its subjective assessment of general compensation practices in place at companies in the Company peer group identified above. Bonuses under the 2011 cash incentive program were paid out early in 2012 and were subject to a requirement that the executive officer is employed by the Company on the payment date.

There are three core elements to the 2011 cash incentive program, which together comprise each executive’s cash incentive opportunity: financial performance, drug development and individual performance. As indicated in the table below, a portion of each executive’s bonus opportunity was allocated to each of these elements, with the percentage of the total bonus opportunity allocated to a particular element based on the executive’s position and ability to affect the outcome for that particular goal. With the exception of the individual performance element, each element is composed of sub-elements as identified below. The individual performance element constitutes only a small percentage of each executive’s target bonus, with each executive being eligible to receive up to 10% (or 15% in the case of Dr. Bianco and Dr. Singer) of his base salary under this element. Any bonus awarded under this element will be determined in the sole discretion of the Compensation Committee based on its subjective assessment of the executive’s performance during the fiscal year and any other factors it deems appropriate.

For the financial performance element, performance for fiscal 2011 is measured based on the Company’s operating capital raised and the Company’s total operating expenses compared with goals established by the Compensation Committee. The executive would generally be entitled to receive the target bonus for the operating capital sub-element if the Company’s operating capital raised for fiscal 2011 equals or exceeds $75 million. The executive would be entitled to receive the maximum bonus if the Company’s operating capital for fiscal 2011 equals or exceeds $90 million. For the operating expenses sub-element, the Compensation Committee established a goal that the Company’s total operating expenses for 2011 would not exceed $64.7 million (which is the level approved by our board of directors for the Company’s budget for fiscal 2011). For purposes of the 2011 cash incentive program, the Company’s total operating expenses are calculated excluding stock-based compensation expense, expenses incurred in connection with the acquisition of new products by the Company and certain legal expenses. The executive would generally be entitled to receive the target bonus for the operating expenses sub-element if the Company’s total operating expenses are 100% or less of the goal established by the Compensation Committee, with the maximum bonus for this sub-element being payable if the Company’s total operating expenses are 90% or less of this goal.

For the drug development element, two of the performance goals established by the Compensation Committee for fiscal 2011 related to Pixuvri. If, during fiscal 2011, the Company received an opinion rendered by the Committee for Medicinal Products for Human Use (CHMP) on its marketing authorization application submission for Pixuvri that supported a recommendation for approval to the EMA or if the U.S. Food and Drug Administration (FDA) agreed to use PIX306 as a clinical trial for Pixuvri, the executive would receive the portion of his bonus opportunity allocated to that particular performance goal as reflected in the table below. In addition, if, during fiscal 2011, the Company acquired one or more new products targeted for acquisition by our board of directors, the executive would receive the applicable portion of his bonus opportunity noted below.

The following table presents the approximate relative weightings between the sub-elements of the financial and drug development components of the program described above (with the incentive opportunity for each sub-element being expressed as a percentage of the executive’s base salary). The relative weightings are intended as guidelines, with the Compensation Committee having final authority to determine weightings and the appropriate final bonus amounts.

	Financial				Drug Development
	Operating Capital		Operating Expenses		Pix SPA Agreement	Positive Pix CHMP Opinion	New Product Acquisition
Name	Target	Maximum	Target	Maximum
James A. Bianco, M.D.	20%	40%	5%	20%	5%	25%	20%
Craig W. Philips	10%	10%	5%	15%	20%	25%	20%
Louis A. Bianco	20%	30%	5%	20%	2.5%	2.5%	10%
Jack W. Singer, M.D.	2.5%	5%	0%	5%	10%	25%	15%
Daniel G. Eramian	10%	30%	5%	15%	5%	5%	10%

In January 2012, the Compensation Committee determined that the Company had raised $116 million in operating capital in 2011 and incurred total operating expenses (adjusted as described above) of approximately $49.3 million (which represented approximately 76% of the operating expenses target for 2011 established by the Compensation Committee). On that basis, the Compensation Committee awarded each executive the maximum bonus amounts for the two financial sub-elements of the program. In addition, the Compensation Committee noted that the Company had largely met the goals described above during 2011 when the FDA agreed to use PIX306 as a post-marketing commitment study and we acquired a new targeted product (tosedostat). The Compensation Committee also noted that the CHMP was expected to issue an opinion early in 2012 on the Pixuvri marketing authorization application that supports a recommendation for approval to the EMA and that this opinion had been scheduled for delivery in December 2011 and was delayed as a result of EMA workflow considerations and not any action by the Company. (This opinion was in fact obtained by the Company from the CHMP in February 2012, and the EMA approval of the application was ultimately issued in May 2012.) The Compensation Committee also determined that each executive should, based upon the Compensation Committee’s subjective assessment of each executive’s individual contributions during the year, receive his maximum amount under the individual performance element as identified above, except that the Compensation Committee determined that no amount would be awarded to Dr. Bianco under this element of the bonus program in light of the service award he received in November 2011 as described below. While the Compensation Committee’s determination of these amounts was inherently subjective, the key factors in the Compensation Committee’s determination were the executives’ efforts during 2011 in acquiring and developing tosedostat, achieving a favorable outcome in certain litigation and achieving a quorum in and holding two meetings of shareholders, as well as the Compensation Committee’s subjective assessment that these bonuses were appropriate to help continue to retain the executive team.

Based on the Company’s performance against the objective pre-established goals discussed above, the maximum bonus opportunities related to the Company’s financial achievements, the bonus opportunities related to the regulatory procedures involving Pixuvri, the acquisition of tosedostat, and the Compensation Committee’s general assessment of each executive’s individual performance during fiscal 2011, the Compensation Committee determined to award cash incentives to each of the named executive officers in the following amounts (expressed as a percentage of such executive’s base salary): Dr. Bianco, 95%; Mr. Philips, 85%; Mr. Bianco, 73.5%; Dr. Singer, 60%; and Mr. Eramian, 72%.

In November 2011, the Compensation Committee approved a discretionary bonus of $150,000 to Dr. Bianco in recognition of his 20 years of service to the Company. The Compensation Committee determined that this amount was appropriate in light of Dr. Bianco’s role as principal founder of the Company and length of service as its Chief Executive Officer.

Long-Term Equity Incentive Compensation. The Compensation Committee awards long-term equity incentive compensation to the Company’s executive officers to align their interests with those of the Company’s shareholders, to provide additional incentives to the Company’s executive officers to improve the long-term performance of the Company’s common stock and achieve the Company’s corporate goals and strategic objectives and to retain the Company’s executive officers. While stock options have been granted in the past, the Company’s current practice is primarily to grant long-term incentive awards to the named executive officers in the form of shares of restricted stock or units payable in stock. In general, the restricted stock vests over a period of years following the date of grant and may be subject to the achievement within a specified period of critical corporate goals and strategic objectives established by the Compensation Committee. Thus, restricted shares are designed both to link executives’ interests with those of the Company’s shareholders as the shares’ value is based on the value of the Company’s common stock, to provide a long-term retention incentive for the vesting period as they generally have value regardless of stock price volatility and, in the case of awards subject to performance-based vesting requirements, to provide further incentives for executives to achieve goals considered critical to the Company’s success.

In determining the size of the Company’s long-term equity incentive awards, the Compensation Committee reviews competitive market data for similar positions in the Company’s peer companies, the executive officer’s performance history and/or potential for future responsibility and promotion, the chief executive officer’s recommendations (with respect to executives other than himself) and the value of existing vested and unvested outstanding equity awards. The relative weight given to each of these factors will vary from individual to individual at the Compensation Committee’s discretion and adjustments may be made as the Compensation Committee deems reasonable to attract candidates in the competitive environment for highly qualified employees in which the Company operates.

Retention Grants. The Compensation Committee approved grants of restricted stock to each of the named executive officers during 2011. In March 2011, Dr. Bianco received a grant of 416,666 restricted shares, and each of the other named executive officers received a grant of 41,666 shares. Each of these grants vests in two six-month installments following the date of grant. In addition, the Compensation Committee approved grants of restricted stock in November 2011 to each of the named executive officers in the following amounts: Dr. Bianco - 1,685,626 shares; Mr. Philips - 1,011,376 shares; Mr. Bianco - 505,688 shares; Dr. Singer - 505,688 shares; and Mr. Eramian - 505,688 shares. Each of these grants vests in three semi-annual installments following the date of grant. The Compensation Committee determined that it was appropriate to award these grants in March and November 2011 to provide additional retention incentives for the executive team. The sizes of the awards were determined by the Compensation Committee in its judgment based on the general compensation levels of the executives and to provide meaningful retention incentives. In addition, the sizes of the November 2011 awards were similar to the three-year vesting retention awards granted by the Company in 2009, and the Committee intended the November 2011 grants to replace the retention incentives previously provided by the 2009 retention awards (which have vested in accordance with their terms). The Compensation Committee determined that it was appropriate in the case of these grants to treat all of the executives (other than Dr. Bianco and, as to the November 2011 grant, Mr. Philips) equally, with Dr. Bianco’s grant set at a higher level than the other executives to reflect his position of overall responsibility for the Company and Mr. Philips’s November 2011 grant set at a high level than the other executives (other than Dr. Bianco) to reflect his additional responsibilities as President of the Company.

2012-2014 Performance Awards. The Compensation Committee had previously granted equity awards to each of the named executive officers that would vest upon the Company’s achievement of certain performance goals, subject to the goal’s being achieved by December 31, 2011. These 2009 awards expired on December 31, 2011 as the goals were not achieved. In connection with the expiration of these awards, the Compensation Committee granted new equity awards, effective January 3, 2012, with similar performance-based vesting requirements as outlined in detail below. (The Company refers to these awards as the “2012-2014 Performance Awards”). The Compensation Committee believed these awards at the grant levels identified below, together with the retention grants made to the named executive officers during 2011 described above, would provide executives an appropriate level of incentives to help achieve the performance goals noted below so as to maximize and restore shareholder value and to remain with the Company over a multi-year period.

The performance goals under the 2012-2014 Performance Awards are as follows:

(a)	approval of marketing authorization application for Pixuvri (“Pix MAA Approval”);

(b)	approval of new drug application (“NDA”) for Pixuvri (“Pix NDA Approval”);

(c)	approval of NDA for OPAXIO (“Opaxio NDA Approval”);

(d)	achievement of a market capitalization of $1.2 billion or greater based on the average of the closing prices of the Company’s common stock over a period of five consecutive days (the “Market Cap Goal”);

(e)	achievement by the Company of fiscal year sales equal to or greater than $50,000,000 (the “$50M Sales Goal”);

(f)	achievement by the Company of fiscal year sales equal to or greater than $100,000,000 (the “$100M Sales Goal”);

(g)	achievement by the Company of break-even cash flow in any fiscal quarter (the “Cash Flow Break Even”); and

(h)	achievement by the Company of earnings per share results in any fiscal year equal to or greater than $0.30 per share of Company common stock (the “EPS Goal”).

If one or more of the performance goals are timely achieved, an award recipient will be entitled to receive a number of shares of Company common stock (subject to the applicable share limits of the Company’s equity incentive plan) determined by multiplying (1) the award percentage corresponding to that particular performance goal by (2) the total number of outstanding shares of Company common stock, determined on a non-fully diluted basis, as of the date the Compensation Committee certifies that the particular performance goal has been achieved (subject to reduction for any restricted shares that vest upon attainment of that performance goal as described below). The award percentages corresponding to the various performance goals for each of the named executive officers are set forth in the following table:

	Performance Goals and Applicable Award Percentages
Name	Pix MAA Approval	Pix NDA Approval	Opaxio NDA Approval	Market Cap Goal	$50M Sales Goal	$100M Sales Goal	Cash Flow Break Even	EPS Goal
James A. Bianco, M.D.	0.15%	0.45%	0.085%	0.75%	0.3%	0.6%	0.3%	0.124%
Louis A. Bianco	0.061%	0.182%	0.034%	0.305%	0.122%	0.243%	0.122%	0.061%
Daniel G. Eramian	0.045%	0.135%	0.025%	0.225%	0.09%	0.18%	0.09%	0.037%
Craig W. Philips	0.09%	0.27%	0.051%	0.45%	0.18%	0.36%	0.18%	0.074%
Jack W. Singer, M.D.	0.061%	0.182%	0.034%	0.305%	0.122%	0.243%	0.122%	0.061%

A performance goal will not be considered achieved unless and until the date on which the Compensation Committee certifies that is has been achieved, and as noted above, in each case the goal must be achieved on or before December 31, 2014. If a change in control of the Company occurs, and if the award recipient is then still employed by or is providing services to the Company or one of its subsidiaries, the award recipient will generally be entitled to receive the full award percentage with respect to any performance goal which was not otherwise achieved before the date of the change in control (as though that performance goal had been fully achieved as of the time of the change in control). With respect to the Market Cap Goal, however (to the extent the goal was not otherwise achieved before the date of the change in control), the recipient will receive the full number of shares allocated to the Market Cap Goal only if the Company’s market capitalization based on the price per share of Company common stock in the change in control transaction (or, if there is no such price in the transaction, the closing price of a share of Company common stock on the last trading day preceding the date of the change in control) equals or exceeds $1.2 billion. If the Company’s market capitalization is less than $1.2 billion on the date of the change in control, the recipient will not be entitled to receive or retain any of the shares allocated to the Market Cap Goal.

In approving the 2012-2014 Performance Awards for the named executive officers, the Compensation Committee determined that it would be appropriate to grant a portion of each award in the form of restricted shares issued on the effective date of grant. The Compensation Committee believed, particularly in light of the current economic environment, that the link between executives’ interests and shareholders’ interests would be further enhanced if the executives held restricted shares (as opposed to a right to receive shares only upon the vesting of the awards). These restricted shares will be forfeited back to the Company should the performance-based vesting requirements described above not be satisfied. In order to ensure that the restricted shares do not provide the executive the right to receive any shares beyond the payout levels described above, any restricted shares that vest in connection with the achievement of a performance goal on or before December 31, 2014 will reduce on a share-for-share basis the number of shares that would otherwise have been delivered under the award percentages indicated in the table above upon achievement of that performance goal. In furtherance of that intent, if the number of shares that would have been delivered under the applicable award percentage on achievement of a performance goal is less than the number of restricted shares that vest on achievement of that performance goal, a number of such restricted shares equal to the difference will be forfeited to the Company so that the executive retains no more shares related to that particular performance goal than the number of shares that would have otherwise been deliverable with respect to that goal under the applicable award percentage.

The grant levels for the 2012-2014 Performance Awards granted to each named executive officer were inherently subjective, determined by the Compensation Committee in its discretion taking into account its general assessment of each executive’s overall responsibilities and contributions and the other factors noted under Long-Term Equity Incentive Compensation above. As noted above, the 2012-2014 Performance Awards became effective January 3, 2012. Accordingly, these awards are considered part of each executive’s compensation for 2012 under SEC rules and are therefore not reflected in the tables that follow this Compensation Discussion and Analysis.

Subsidiary Grants. Aequus, is a majority-owned subsidiary of the Company. Mr. Bianco and Mr. Philips provide certain consulting services to Aequus, including financial guidance, business development and strategic planning services, for which they each received a grant of restricted shares of Aequus common stock during 2011 with a grant date fair value of $26,000. The size of these grants was determined by the board of directors of Aequus in its discretion, and each of these grants is subject to a four-year vesting schedule.

Perquisites and Other Benefits. The named executive officers receive certain perquisites and other benefits provided by or paid for by the Company, including auto allowance, tax preparation fees, health club dues and reimbursement for commercial travel for family members. In addition, the Company maintains executive health programs for the benefit of the named executive officers, and these executives are also entitled to participate in the Company’s benefit programs which are available to all Company employees, including the Company’s 401(k) and employee stock purchase plans. Certain of the Company’s named executive officers occasionally use a chartered aircraft for business related travel (such business purpose is approved in advance by the Chair of the Board). When space was available, certain spouses or other family members accompanied the named executive officers on such trips. In those cases, there was no additional cost to the Company of having additional passengers on such flights.

The perquisites provided to a particular named executive officer are determined by the Compensation Committee in its judgment and are considered by the Compensation Committee when it makes its subjective assessment of the appropriateness of the executive’s overall compensation arrangements. The Company provides these perquisites and other benefits as a means of providing additional compensation to its named executive officers to help retain them and, in some cases, to make certain benefits available in a convenient and efficient manner in light of the demands and time constraints imposed on its executives.

Post-Termination Protection and Payments

The Company has entered into severance agreements with each of the named executive officers. The Compensation Committee believes these agreements are important in attracting and retaining key executive officers. Under these agreements, the executive would be entitled to severance benefits in the event of a termination of the executive’s employment by the Company without cause or by the executive for good reason. The Company has determined that it is appropriate to provide each named executive officer with severance benefits under these circumstances in light of his position with the Company and as part of his overall compensation package. The severance benefits for each named executive officer are generally determined as if he continued to remain employed by the Company for 18 months following his actual termination date (or two years in the case of Dr. Bianco). Because the Company believes that a termination by an executive for good reason (or constructive termination) is conceptually the same as an actual termination by the Company without cause, the Company believes it is appropriate to provide severance benefits following such a constructive termination of the executive’s employment. If a change in control of the Company occurs, outstanding equity awards, including awards held by the Company’s named executive officers, will generally become fully vested if they are not assumed by the successor entity.

During the past year, the Compensation Committee has approved arrangements with each of the named executive officers that eliminate the executive’s right to be reimbursed for any excise taxes imposed on his severance payments and any other payments under Sections 280G and 4999 of the Internal Revenue Code (generally referred to as “parachute payments”). In March 2011, the Company entered into a new employment agreement with Dr. Bianco that eliminated the right he had under his prior employment agreement to be reimbursed for any parachute payment excise taxes. In January 2012, the Company entered into award agreements with each of the named executive officers to evidence the 2012-2014 Performance Awards described above. Each of these agreements provides that the executive will not be entitled to reimbursement for any excise taxes imposed on parachute payments received from the Company, whether the payment is made pursuant to the executive’s 2012-2014 Performance Award or another Company plan or agreement.

For more information regarding these severance arrangements, please see “Potential Payments upon Termination or Change in Control” below.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to the Company’s chief executive officer and certain other executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. In general, stock options granted under the Company’s stock incentive plans are intended to comply with the applicable requirements for this exemption, and the Compensation Committee generally considers the limitations imposed by Section 162(m) among other factors in making its compensation decisions. However, the Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible. The Compensation Committee will continue to monitor the tax and other consequences of the Company’s executive compensation program as part of its primary objective of ensuring that compensation paid to the Company’s executive officers is reasonable, performance-based and consistent with the Company’s goals and the goals of the Company’s shareholders.

Risk Considerations

The Compensation Committee has reviewed the Company’s compensation programs to determine whether they encourage unnecessary or excessive risk taking and has concluded that they do not. The Compensation Committee believes that the design of the Company’s annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. While the Company’s performance-based cash bonuses are based on annual results, the amount of such bonuses are generally capped and represent only a portion of each individual’s overall total compensation opportunities. The Company also generally has discretion to reduce bonus payments (or pay no bonus) based on individual performance and any other factors it may determine to be appropriate in the circumstances.

As to the Company’s compensation arrangements for executive officers, the Compensation Committee takes risk into account in establishing and reviewing these arrangements and believes that the executive compensation arrangements do not encourage unnecessary or excessive risk-taking. Base salaries are fixed in amount and thus do not encourage risk-taking. While the Compensation Committee considers the achievement of specific financial and operating performance goals in determining the cash bonuses to be awarded to executives under the Company’s cash incentive program, the Compensation Committee determines the actual amount of each executive’s bonus based on multiple Company and individual performance criteria as described above. The Compensation Committee believes that the annual incentive program appropriately balances risk and the desire to focus executives on specific annual goals important to the Company’s success, and that it does not encourage unnecessary or excessive risk taking. Finally, a significant portion of the compensation provided to the Company’s executive officers is in the form of equity awards that further align executives’ interests with those of shareholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company’s stock price, and since grants are generally subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance.

2011 Say-on-Pay Vote

At the Annual Meeting held in November 2011, shareholders had the opportunity to cast an advisory vote on the compensation paid to the Company’s named executive officers as disclosed in the proxy statement. The proposal to approve the executives’ compensation was approved by approximately 77% of the total number of votes actually cast (disregarding abstentions and broker non-votes). The Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, believes this result affirms shareholders’ support of the Company’s approach to executive compensation. Accordingly, the Company continued its approach to executive compensation in 2011, and its emphasis on performance-based compensation in particular, by implementing a long-term equity incentive program for 2012-2014 that is similar in structure to the 2009-2011 program. In order to help conform the program to best practices, the Compensation Committee also determined to eliminate the executives’ rights to be reimbursed for parachute payment excise taxes as noted above.

Subsequent Committee Actions

On June 27, 2012, the Compensation Committee certified that the Company had received in May 2012 conditional marketing authorization from the European Commission for Pixuvri as monotherapy for the treatment of adult patients with multiply relapsed or refractory aggressive non-Hodgkin B-cell lymphomas, that such approval constituted achievement of the “Pix MAA Approval” performance goal for purposes of the 2012-2014 Performance Awards described above and that, accordingly, the portions of those awards subject to achievement of the Pix MAA Approval performance goal vested as of the date of the Compensation Committee’s certification.

On June 1, 2012, the Compensation Committee approved cash incentive awards to each of the named executive officers with respect to performance milestones achieved by the Company during the period from January 1, 2012 through May 31, 2012 (specifically, the Company’s receipt of conditional marketing authorization from the European Commission for Pixuvri as noted above and the Company’s acquisition of pacritinib) in the following amounts:

Name and Principal Position	Mid-Year 2012 Bonus ($)
James A. Bianco, M.D.	227,500
Chief Executive Officer
Craig W. Philips	100,500
President
Louis A. Bianco	37,950
Executive Vice President, Finance and Administration
Jack W. Singer, M.D.	85,000
Executive Vice President, Chief Medical Officer
Daniel G. Eramian	37,800
Executive Vice President, Corporate Communications

On January 8, 2012, the Compensation Committee approved a special bonus of $50,000 to each of Mr. Bianco and Dr. Singer, co-founders of the Company along with Dr. Bianco, to recognize their 20 years of continuous service with the Company since its inception.

Summary

The Compensation Committee believes that the Company’s compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees’ interests with those of the Company’s shareholders. The Compensation Committee believes that the compensation of the Company’s executives’ is both appropriate and responsive to the goal of improving shareholder value.

The following “Compensation Committee Report” and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Compensation Committee Report

The Compensation Committee reviewed this Compensation Discussion and Analysis and discussed its contents with Company management. Based on this review and discussions, the Compensation Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee:

Frederick W. Telling, Ph.D., Chair

Richard L. Love

Mary O. Mundinger, DrPH

Phillip M. Nudelman, Ph.D.

Compensation Committee Interlocks and Insider Participation

The directors listed at the end of the Compensation Committee Report above were each members of the Compensation Committee during all of fiscal year 2011. No director who served on the Compensation Committee during fiscal year 2011 is or has been an executive officer of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, any executive officer of which served as a member of the Board or the Compensation Committee during fiscal year 2011.

Summary Compensation Table—Fiscal Years 2009-2011

The following table sets forth information concerning compensation for services rendered to the Company by the Chief Executive Officer, or the CEO, the Executive Vice President, Finance and Administration, and the Company’s next three most highly compensated executive officers for fiscal years 2009, 2010 and 2011 by each of the named executive officers. Collectively, these are the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(5)	Total ($)
James A. Bianco, M.D.	2011	650,000	767,500	2,891,120		—	—	287,018	4,595,638
Chief Executive Officer(6)	2010	650,000	585,000	—		—	—	125,967	1,360,967
	2009	650,000	585,000	11,275,903	(3)	—	—	81,127	12,592,030

Louis A. Bianco	2011	330,000	242,550	675,836	(4)	—	—	32,928	1,281,314
Executive Vice President,	2010	330,000	247,500	—		—	—	10,009	587,509
Finance and Administration	2009	330,000	204,600	4,512,112	(3)	—	—	13,249	5,059,961

Daniel G. Eramian	2011	315,000	226,800	649,836		—	—	11,768	1,203,404
Executive Vice President,	2010	315,000	220,500	—		—	—	250	535,750
Corporate Communications	2009	315,000	181,125	3,382,770	(3)	—	—	315	3,879,210

Craig W. Philips	2011	402,000	341,700	1,216,922	(4)	—	—	39,634	2,000,256
President(7)	2010	402,000	281,400	—		—	—	16,125	699,525
	2009	402,000	241,200	6,765,543	(3)	—	—	14,775	7,423,518

Jack W. Singer, M.D.	2011	340,000	204,000	649,836		—	—	44,107	1,237,943
Executive Vice President,	2010	340,000	212,500	—		—	—	30,475	582,975
Chief Medical Officer	2009	340,000	119,000	4,512,112	(3)	—	—	40,490	5,011,602

(1)	Please see the Compensation Discussion and Analysis above for a description of the cash incentive program for the named executive officers for fiscal 2011.
(2)	The amounts reported in the “Stock Awards” and “Option Awards” columns of the table above for each fiscal year reflect the fair value on the grant date of the stock awards and option awards, respectively, granted to the named executive officers during the fiscal year. These values have been determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts reported above, please see the discussion of equity awards contained in Note 14 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included in the Company’s Annual Report on Form 10-K as filed with the SEC on March 8, 2012.
(3)

The amounts reported in the “Stock Awards” column of the table above for fiscal 2009 include the grant-date fair value of the long-term performance awards granted to the named executive officers in December 2009 based on the probable outcome (as of the grant date) of the performance-based conditions applicable to the awards, as determined under generally accepted accounting principles. The following table presents the aggregate grant-date fair value of these awards included in the “Stock Awards” column for fiscal 2009 and the aggregate grant-date fair value of these awards assuming that the highest level of performance conditions will be achieved. As noted above, these performance awards expired on December 31, 2011 without payment as the performance goals were not achieved. The balance of the amounts reported in the “Stock Awards” column above for fiscal 2009 also includes the grant-date fair value of stock bonuses awarded to the executives in July and November 2009 as described in the Company’s 2010 annual proxy statement.

	2009 Performance Awards
Name	Aggregate Grant Date Fair Value (Based on Probable Outcome) ($)	Aggregate Grant Date Fair Value (Based on Maximum Performance) ($)
James A. Bianco, M.D.	4,528,069	14,821,909
Louis A. Bianco	1,841,415	6,015,644
Daniel G. Eramian	1,358,421	4,446,573
Craig W. Philips	2,716,842	8,893,145
Jack W. Singer, M.D.	1,841,415	6,015,644

(4)	These amounts include $26,000, which represents the grant date fair value (as determined under generally accepted accounting principles) of an award of 200,000 restricted shares of Aequus, made to each of these executives in February 2011. The value of the Aequus shares subject to these awards was determined to be $0.13 per share as of the grant date. Other than these shares and the related payment described in footnote 5(b) below, the executives did not receive any other compensation in 2011 for their services to Aequus.
(5)	The following table provides detail on the amounts reported in the “All Other Compensation” column of the table above for each named executive officer:

Name	Executive Health Benefits ($)	Life Insurance Premiums ($)	401(k) Match ($)	Other Personal Benefits ($)(a)		Tax Reimbursement ($)(b)	Total ($)
James A. Bianco, M.D.	169,593	28,060	—	89,365	(c)	—	287,018
Louis A. Bianco	20,696	1,107	3,675	2,450	(d)	5,000	32,928
Daniel G. Eramian	4,996	—	—	6,772	(e)	—	11,768
Craig W. Philips	14,416	—	3,675	16,543	(f)	5,000	39,634
Jack W. Singer, M.D.	36,683	—	3,675	3,749	(g)	—	44,107

(a)	Certain named executive officers were accompanied by spouses or other family members on trips using chartered aircraft where the use of the chartered aircraft was primarily for business purposes. In those cases, there was no incremental cost to the Company of having additional passengers on the chartered aircraft, and as a result, no amount is reflected in this table with respect to this benefit.
(b)	These amounts represent a payment by Aequus to the executive as partial reimbursement of his tax obligations in connection with the award by Aequus of restricted shares referred to in footnote (4) above.
(c)	This amount includes $54,084 for family members’ travel on commercial aircraft, $5,000 for tax preparation fees, $5,196 for health club dues, and $25,085 for security expenses.
(d)	This amount includes $1,761 for tax preparation fees and $689 for security expenses.
(e)	This amount includes $750 for tax preparation fees and $6,022 for security expenses.
(f)	This amount includes $3,200 for tax preparation fees, $9,000 for automobile allowance and $4,343 for security expenses.
(g)	This amount includes $3,500 for tax preparation fees and $249 for security expenses.

(6)	Dr. Bianco was appointed President of the Company on July 25, 2012.
(7)	Mr. Philips resigned as President on June 16, 2012, effective as of July 16, 2012.

Compensation of Named Executive Officers

The Summary Compensation Table above quantifies the value of the different forms of compensation earned by or awarded to the Company’s named executive officers for the fiscal years indicated above. The primary elements of each named executive officer’s total compensation reported in the table are base salary, an annual bonus, and long-term equity incentives consisting of awards of restricted stock and restricted stock units. Named executive officers also received the other benefits listed in the “All Other Compensation” column of the Summary Compensation Table, as further described in the footnotes to the table.

The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table provides information regarding the incentives awarded to the named executive officers in fiscal 2011. The Outstanding Equity Awards at Fiscal Year-End and Option Exercises and Stock Vested tables provide further information on the named executive officers’ potential realizable value and actual value realized with respect to their equity awards. The “Potential Payments upon Termination or Change in Control” section provides information on the benefits the named executive officers may be entitled to receive in connection with certain terminations of their employment and/or a change in control of the Company.

Description of Employment Agreements—Cash Compensation

In March 2011, the Company entered into an employment agreement with Dr. Bianco that replaced his original employment agreement entered into in 2008. The employment agreement has a two-year term, with automatic one-year renewals unless either party gives notice that the term will not be extended. The agreement provides that Dr. Bianco will receive an initial annualized base salary of $650,000, subject to review by the Compensation Committee. Based on its review, the Compensation Committee may increase (but not reduce) the base salary level. The agreement also provides for annual bonuses for Dr. Bianco with a target annual bonus of at least 50% of his base salary and that his annual bonus may be up to 125% of his base salary if certain “stretch” performance goals established by the Compensation Committee for the applicable year are achieved. The agreement also provides for Dr. Bianco to participate in the Company’s usual benefit programs for senior executives, payment by the Company of disability insurance premiums and premiums for universal life insurance with a coverage amount of not less than $5,000,000 (up to an aggregate annual limit for such premiums of $50,000, subject to adjustment) and certain other personal benefits set forth in the agreement. Provisions of Dr. Bianco’s agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed below under the applicable sections of this Proxy Statement.

In April 2008, the Company entered into an employment agreement with Mr. Philips. The employment agreement does not have a specified term. The agreement provides that Mr. Philips will receive an initial annualized base salary of $402,000, subject to annual review by the Compensation Committee, and will be eligible to receive an annual bonus, with the target annual bonus being 40% of his base salary. The agreement also provides for Mr. Philips to participate in the Company’s usual benefit programs for senior executives and to receive an auto allowance of $750 per month. Provisions of Mr. Philips’ agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed below under the applicable sections of this Proxy Statement.

Grants of Plan-Based Awards—Fiscal 2011

The following table presents information regarding the equity awards granted to the named executive officers in fiscal 2011.

Name/Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
James A. Bianco, M.D.
CTI Restricted Stock	3/21/11							416,666			1,087,498
CTI Restricted Stock	11/29/11							1,685,626			1,803,620

Louis A. Bianco
CTI Restricted Stock	3/21/11							41,666			108,748
CTI Restricted Stock	11/29/11							505,688			541,086
Aequus Restricted Stock	2/11/11							200,000			26,000

Daniel G. Eramian
CTI Restricted Stock	3/21/11							41,666			108,748
CTI Restricted Stock	11/29/11							505,688			541,086

Craig W. Philips
CTI Restricted Stock	3/21/11							41,666			108,748
CTI Restricted Stock	11/29/11							1,011,376			1,082,172
Aequus Restricted Stock	2/11/11							200,000			26,000

Jack W. Singer, M.D.
CTI Restricted Stock	3/21/11							41,666			108,748
CTI Restricted Stock	11/29/11							505,688			541,086

Each of the awards reported in the above table represents a grant of restricted stock to the named executive officer. The vesting dates for these grants are reported in the footnotes to the “Outstanding Equity Awards at 2011 Fiscal-Year End” table below. Except for the restricted stock awards granted by Aequus to Messrs. Bianco and Philips, each of these awards was granted under, and is subject to, the terms of the Company’s 2007 Equity Incentive Plan, or the 2007 Plan. The 2007 Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. Awards granted under the plan are generally only transferable to a beneficiary of a named executive officer upon his death or, in certain cases, to family members for tax or estate planning purposes.

Under the terms of the 2007 Plan, if there is a change in control of the Company, each named executive officer’s outstanding awards granted under the plan will generally become fully vested and, in the case of options, exercisable, unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. Any options that become vested in connection with a change in control generally must be exercised prior to the change in control, or they will be cancelled in exchange for the right to receive a cash payment in connection with the change in control transaction. If the Compensation Committee provides for awards to be assumed or otherwise continue following the change in control, the award will become fully vested if the holder’s employment is terminated by the successor corporation or one of its affiliates within 12 months following the change in control for any reason other than misconduct.

In addition, each named executive officer may be entitled to accelerated vesting of his outstanding equity-based awards upon certain terminations of his employment with the Company and/or a change in control of the Company. The terms of this accelerated vesting are described in this section and in the “Potential Payments Upon a Termination or Change in Control” section below.

Outstanding Equity Awards at Fiscal 2011 Year-End

The following table presents information regarding the outstanding equity awards held by each of the Company’s named executive officers as of December 31, 2011, including the vesting dates for the portions of these awards that had not vested as of that date.

	Option Awards					Stock Awards
Name	Grant Date	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Rights That Have Not Vested ($)
James A. Bianco, M.D.
CTI Option	7/30/2002	499	—	836.40	7/30/2012	—		—	—	—
CTI Option	12/3/2002	790	—	2,278.80	12/3/2012	—		—	—	—
CTI Option	12/11/2003	520	—	1,944.00	12/11/2013	—		—	—	—
CTI Option	12/14/2005	1,041	—	566.40	12/14/2015	—		—	—	—
CTI Option	1/18/2007	1,000	—	408.00	1/18/2017	—		—	—	—
CTI Option	12/27/2007	1,666	—	113.40	12/27/2017	—		—	—	—
CTI Restricted Stock	3/21/2011	—	—	—	—	208,333	(2)	241,666	—	—
CTI Restricted Stock	11/29/2011	—	—	—	—	1,685,626	(3)	1,955,326	—	—

Louis A. Bianco
CTI Option	7/30/2002	116	—	836.40	7/30/2012	—		—	—	—
CTI Option	12/3/2002	185	—	2,278.80	12/3/2012	—		—	—	—
CTI Option	12/11/2003	247	—	1,944.00	12/11/2013	—		—	—	—
CTI Option	7/14/2005	625	—	667.20	7/14/2015	—		—	—	—
CTI Option	12/14/2005	500	—	566.40	12/14/2015	—		—	—	—
CTI Option	6/22/2006	125	—	340.80	6/22/2016	—		—	—	—
CTI Option	1/18/2007	291	—	408.00	1/18/2017	—		—	—	—
CTI Option	12/27/2007	600	—	113.40	12/27/2017	—		—	—	—
CTI Restricted Stock	3/21/2011	—	—	—	—	20,833	(2)	24,166	—	—
CTI Restricted Stock	11/29/2011	—	—	—	—	505,688	(3)	586,598	—	—
Aequus Restricted Stock	2/11/11	—	—	—	—	200,000	(4)	26,000	—	—

Daniel G. Eramian	3/31/2006	395	—	458.40	3/31/2016	—		—	—	—
CTI Option	6/22/2006	125	—	340.80	6/22/2016	—		—	—	—
CTI Option	1/18/2007	250	—	408.00	1/18/2017	—		—	—	—
CTI Option	12/27/2007	600	—	113.40	12/27/2017	—		—	—	—
CTI Restricted Stock	3/21/2011	—	—	—	—	20,833	(2)	24,166	—	—
CTI Restricted Stock	11/29/2011	—	—	—	—	505,688	(3)	586,598	—	—

Craig W. Philips
CTI Option	6/5/2008	2,500	—	34.80	6/5/2018	—			—	—
CTI Restricted Stock	3/21/2011	—	—	—	—	20,833	(2)	24,166	—	—
CTI Restricted Stock	11/29/2011	—	—	—	—	1,011,376	(3)	1,173,196	—
Aequus Restricted Stock	2/11/11	—	—	—	—	200,000	(4)	26,000	—	—

Jack W. Singer, M.D.
CTI Option	7/30/2002	127	—	836.40	7/30/2012	—		—	—	—
CTI Option	12/3/2002	332	—	2,278.80	12/3/2012	—		—	—	—
CTI Option	12/11/2003	312	—	1,944.00	12/11/2013	—		—	—	—
CTI Option	7/14/2005	625	—	667.20	7/14/2015	—		—	—	—
CTI Option	12/14/2005	500	—	566.40	12/14/2015	—		—	—	—
CTI Option	6/22/2006	125	—	340.80	6/22/2016	—		—	—	—
CTI Option	1/18/2007	291	—	408.00	1/18/2017	—		—	—	—
CTI Option	12/27/2007	600	—	113.40	12/27/2017	—		—	—	—
CTI Restricted Stock	3/21/2011	—	—	—	—	20,833	(2)	24,166	—	—
CTI Restricted Stock	11/29/2011	—	—	—	—	505,688	(3)	586,598	—	—

(1)	The dollar amounts shown in these columns for awards granted by the Company are determined by multiplying the applicable number of shares or units by $1.16 (the closing price of the Company’s common stock on the last trading day of fiscal 2011) or, in the case of the shares granted by Aequus, by multiplying the applicable number of shares by $0.13 (the fair market value of Aequus’ common stock as of December 31, 2011).
(2)	These shares vest on March 21, 2012, subject to continued service with the Company.
(3)	These shares vest over 18 months, with one-third of the shares vesting on each of May 29, 2012, November 29, 2012 and May 29, 2013, subject to continued service with the Company.
(4)	These shares were granted to the executive by Aequus as described in footnote (5) to the Summary Compensation Table above and vest over four years, with one-fourth of the shares vesting on each of February 11, 2012, February 11, 2013, February 11, 2014 and February 11, 2015, subject to continued service with Aequus.

As noted in the Compensation Discussion and Analysis above, the Company granted equity awards to each of the named executive officers in December 2009 that would vest upon the Company’s achievement of certain performance goals, subject to the goal’s being achieved by December 31, 2011. The 2009 awards are described in more detail in the Compensation Discussion and Analysis portion of the Company’s Proxy Statement for its 2011 Annual Meeting of Shareholders. In general, the number of shares that the executive would have been entitled to receive upon achievement of a particular performance goal was stated as a percentage of the Company’s total number of outstanding shares on the date the goal was achieved. These 2009 awards expired on December 31, 2011 as the goals were not achieved, and, accordingly, these awards are not reflected in the table above. Based on the Company’s outstanding shares as of December 31, 2011, the number of shares subject to the awards forfeited by the named executive officers on that date (assuming the payouts that would have occurred had all of the applicable performance goals been achieved on that date) were as follows: Dr. Bianco—7,198,473 shares; Mr. Bianco—2,921,119 shares; Mr. Eramian—2,159,542 shares; Mr. Philips—4,319,084 shares; and Dr. Singer—2,921,119 shares.

Option Exercises and Stock Vested—Fiscal Year 2011

The following table presents information regarding the vesting during fiscal year 2011 of stock awards granted by the Company to the named executive officers. No executive officer exercised any stock options granted by the Company during fiscal 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James A. Bianco, M.D.	—	—	369,252	579,395
Louis A. Bianco	—	—	69,108	131,317
Daniel G. Eramian	—	—	69,108	131,317
Craig W. Philips	—	—	118,772	244,667
Jack W. Singer, M.D.	—	—	69,108	131,317

(1)	The dollar amounts shown in this column for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of the Company’s common stock on the vesting date.

Potential Payments upon Termination or Change in Control

The following section describes the benefits that may become payable to the named executive officers in connection with a termination of their employment and/or a change in control of the Company. In addition, as noted in the “Compensation Discussion and Analysis” above, the 2012-2014 Performance Awards granted to the named executive officers, which were effective as of January 3, 2012, would generally vest if a change in control of the Company occurs (subject to certain limitations with respect to the Market Cap Goal as described above).

James A. Bianco, M.D. As described above, Dr. Bianco entered into a new employment agreement with the Company in March 2011. Pursuant to his employment agreement, if Dr. Bianco’s employment is terminated by the Company without cause or if he resigns for good reason (as the terms “cause” and “good reason” are defined in the agreement), he will receive the following severance benefits: (i) cash severance equal to two years of his base salary, (ii) reimbursement for up to two years by the Company for COBRA premiums to continue his medical coverage and that of his eligible dependents and (iii) continued payment for up to two years by the Company of premiums to maintain life insurance paid for by the Company at the time of his termination. In addition, Dr. Bianco would be entitled to accelerated vesting of all of his then-outstanding and unvested stock-based compensation, and his outstanding stock options would remain exercisable for a period of two years following the severance date. In the event of a change of control of the Company, if Dr. Bianco is terminated without cause or resigns for good reason, he will receive cash severance in the form of a lump sum payment equal to two years of his base salary, plus an amount equal to the greater of the average of his three prior years’ bonuses or thirty percent of his base salary, as well as the benefits described in clauses (ii) and (iii) above. Dr. Bianco’s right to receive these severance benefits is conditioned upon his executing a release of claims in favor of the Company and complying with certain restrictive covenants set forth in the agreement. Further, if the Company is required to restate financials due to its material noncompliance with any financial reporting requirement under the U.S. securities laws during any period for which Dr. Bianco was chief executive officer of the Company or Dr. Bianco acts in a manner that would have constituted cause for his termination had he been employed at the time of such act, Dr. Bianco will not be entitled to any severance benefits that have not been paid, and will be required to repay any portion of the severance to the Company that has already been paid. The agreement further provides that if there is a change of control of the Company during Dr. Bianco’s employment with the Company, all of his then-outstanding and unvested stock-based compensation will fully vest and all outstanding stock options will remain exercisable for a period of two years following Dr. Bianco’s severance date. As noted above, Dr. Bianco is not entitled to any tax gross-up payments from the Company under his new employment agreement.

Craig W. Philips. Pursuant to his employment agreement described above, if Mr. Philips’ employment is terminated by the Company without cause or if he resigns for good cause (as the terms “cause” and “good cause” are defined in the agreement), he will receive the following severance benefits: (i) cash severance equal to 18 months of his base salary and (ii) reimbursement for up to 18 months by the Company for COBRA premiums to continue his health coverage and that of his eligible dependents. In addition, Mr. Philips would be entitled to accelerated vesting of any portion of his then-outstanding and unvested stock-based compensation that was scheduled to vest within one year following the date of his termination. If a change in control of the Company occurs and, within 12 months following the change in control, Mr. Philips’ employment is terminated by the Company without cause or Mr. Philips voluntarily resigns for any reason, he would be entitled to accelerated vesting of all of his then-outstanding and unvested stock-based compensation in addition to the benefits described above. Mr. Philips’ right to receive these severance benefits is conditioned upon his executing a release of claims in favor of the Company and complying with certain restrictive covenants set forth in the agreement.

If Mr. Philips’ employment is terminated on account of disability, in addition to any short-term or long-term disability benefits he may be entitled to under any Company group disability plans, the Company will pay Mr. Philips a pro rata share of his target bonus for the year in which his termination occurs, and the Company will also pay Mr. Philips’ COBRA premiums for the period of time he is eligible for COBRA.

Other Named Executive Officers. The Company has entered into severance agreements with each of Mr. Bianco, Dr. Singer and Mr. Eramian. These agreements provide that in the event the executive is discharged from employment by the Company without cause or resigns for good reason (as each such term is defined in the agreements), he will receive the following severance benefits: (i) cash severance equal to 18 months of his base salary, plus an amount equal to the greater of the average of his three prior years’ bonuses or thirty percent of his base salary, (ii) reimbursement for up to 18 months by the Company for COBRA premiums to continue his medical coverage and that of his eligible dependents, and (iii) continued payment for up to 18 months by the Company of premiums to maintain life insurance paid for by the Company at the time of his termination. In addition, the executive would be entitled to accelerated vesting of all of his then-outstanding and unvested stock-based compensation, and his outstanding stock options would remain exercisable for a period of 21 months following the severance date. The executive’s right to receive these severance benefits is conditioned upon his executing a release of claims in favor of the Company and not breaching his inventions and proprietary information agreement with the Company. Although these severance agreements provide for the executive to be reimbursed for any excise tax imposed under Section 280G of the Internal Revenue Code on these benefits, each of these executives has entered into an agreement with the Company, effective January 3, 2012, that provides he will not be entitled to any such tax reimbursement. Each executive’s agreement is included in the award agreement evidencing the executive’s 2012-2014 Performance Award and applies to taxes imposed under Section 280G on any payments or benefits received from the Company, whether the payment is made pursuant to the executive’s 2012-2014 Performance Award or another Company plan or agreement.

Quantification of Severance and Change in Control Benefits.

The tables below quantify the benefits that would have been payable to each of the named executive officers if the executive’s employment had terminated under the circumstances described above and/or a change in control of the Company had occurred on December 31, 2011. The first table presents the benefits the executive would have received if such a termination had occurred outside of the context of a change in control. The second table presents the benefits the executive would have received if such a termination occurred in connection with a change in control.

Severance Benefits (Outside of Change of Control)

Name	Cash Severance ($)(1)	Continuation of Health/Life Benefits($)(2)		Equity Acceleration ($)(3)	Total($)
James A. Bianco, M.D.	1,300,000	124,269		10,547,221	11,971,490
Louis A. Bianco	700,700	52,772		4,025,263	4,778,735
Daniel G. Eramian	653,625	42,614		3,115,833	3,812,072
Craig W. Philips	603,000	51,111	(4)	5,822,935	6,477,046
Jack W. Singer, M.D.	671,500	50,765		3,999,263	4,721,528

(1)	For Dr. Bianco and Mr. Philips, this amount represents two years and 18 months of the executive’s base salary, respectively. For each of the other named executive officers, this amount represents the sum of (i) 18 months of the executive’s base salary, and (ii) the greater of the executive’s average annual bonus for the preceding three years or 30% of the executive’s base salary.
(2)	This amount represents the aggregate estimated cost of the premiums that would be charged to continue health coverage for the applicable period pursuant to COBRA for the executive and his eligible dependents (to the extent that such dependents were receiving health benefits as of December 31, 2011). For Dr. Bianco, this amount also includes the cost of continued payment by the Company of his life insurance premiums for two years. For each of the other named executive officers, except for Mr. Philips, this amount also includes the cost of continued payment by the Company of their life insurance premiums for 18 months.
(3)

This amount represents the intrinsic value of the unvested portions of the executive’s awards that would have accelerated on a termination of the executive’s employment as described above. For options, this value is calculated by multiplying the amount (if any) by which $1.16 (the closing price of the Company’s common stock on the last trading day of fiscal 2011) exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option. For restricted stock awards, this value is calculated by multiplying $1.16 (or, in the case of awards granted by Aequus, $0.13, which Aequus determined to be the fair market value of Aequus common stock as of December 31, 2011) by the number of shares subject to the accelerated portion of the award. As noted above, each executive would have been entitled to full acceleration of his then-outstanding equity awards on such a termination, except that Mr. Philips would have been entitled to accelerated vesting with respect to any portion of his then-outstanding equity awards that were scheduled to vest within one year of his termination. Dr. Bianco’s stock options would also remain exercisable for two years following his termination, subject to earlier termination at the end of the maximum term of the option or in connection with a change in control of the Company.
(4)	As noted above, if Mr. Philips’ employment terminated due to disability, he would be entitled to continued payment of his COBRA premiums for the period of time he is eligible for COBRA and a pro rata share of his target bonus for the year in which his termination occurs.

Change of Control Severance Benefits

Name	Cash Severance ($)(1)	Continuation of Health Benefits($)(2)	Equity Acceleration ($)(3)	Section 280G Gross-Up ($)(4)	Total($)
James A. Bianco, M.D.	1,883,146	124,269	8,731,954	—	10,739,369
Louis A. Bianco	700,700	52,772	3,287,054	1,086,717	5,127,243
Daniel G. Eramian	653,625	42,614	2,571,253	—	3,267,492
Craig W. Philips	603,000	51,111	5,144,339	—	5,798,450
Jack W. Singer, M.D.	671,500	50,765	3,261,054	1,061,176	5,044,495

(1)	For each of the named executive officers, except for Mr. Philips, this amount represents the sum of (i) 18 months of the executive’s base salary (or, in the case of Dr. Bianco, two years of his base salary), and (ii) the greater of the executive’s average annual bonus for the preceding three years or 30% of the executive’s base salary. For Mr. Philips, this amount represents 18 months of his base salary.
(2)	See footnote (2) to the table above.
(3)	See footnote (3) to the table above. Except as expressly provided under the terms of the award, Dr. Bianco would generally be entitled to full acceleration of his outstanding equity awards on a change in control without regard to whether his employment terminates, and each of the other executives would generally be entitled to full acceleration of his outstanding equity awards on a termination of his employment in the circumstances described above. As described in the Compensation Discussion and Analysis included in the Company’s 2011 proxy statement, the long-term incentive awards granted to the named executive officers in December 2009 would generally vest on a change in control, except that the vesting of a portion of these awards was contingent on appreciation in the Company’s stock price and, if a change in control of the Company occurred, would be determined based on the Company’s stock price at the time of the change in control (notwithstanding any acceleration provisions of the executive’s employment or severance agreement). If a change in control had occurred on December 31, 2011, the stock price goal under the awards would not have been met, and the portion of the award related to stock price appreciation would have been cancelled on that date. Accordingly, the values reported in this column are lower than the values reported in the corresponding column of the Severance Benefits (Outside of Change of Control) table above.
(4)	For purposes of this calculation, the Company has assumed that the executive’s outstanding equity awards would be accelerated and, in the case of options, terminated in exchange for a cash payment upon a change in control that triggered excise taxes under Sections 280G and 4999 of the Internal Revenue Code. As noted above, Dr. Bianco is not entitled to a Section 280G gross-up payment pursuant to his March 2011 employment agreement. Because the agreements for the 2012-2014 Performance Awards did not become effective until January 2012, each of the other named executive officers would have been entitled to a Section 280G gross-up payment as of December 31, 2011 under the performance award agreements they entered into with the Company in December 2009 (which expired as of December 31, 2011).

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding beneficial ownership of common stock as of June 29, 2012 before giving effect to the Reverse Stock Split, by (1) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each of the directors of the Company, (3) each of the principal executive officer, or the PEO, principal financial officer, or the PFO, and the three most highly compensated executive officers of the Company other than the PEO and PFO who were still serving as executive officers as of December 31, 2011, and (4) all directors and executive officers as a group:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Shares Subject to Convertible Securities(2)	Percentage Ownership(1)
5% or More Shareholders:
Entities affiliated with Socius(3)	25,000,000	5,000,000	9.9%
Directors and named executive officers:(4)
James A. Bianco, M.D.**(5)	5,933,130	5,516	2.39%
John H. Bauer**(6)	900,824	10,899	*
Louis A. Bianco(7)	2,385,844	2,689	*
Daniel G. Eramian(8)	1,943,131	1,370	*
Vartan Gregorian, Ph.D.**(6)	834,801	11,022	*
Richard L. Love**(6)	971,319	10,900	*
Mary O. Mundinger, DrPH**(6)	911,804	11,039	*
Phillip M. Nudelman, Ph.D.**(9)	1,056,735	11,076	*
Craig W. Philips(10)	3,934,169	2,500	1.58%
Jack W. Singer, M.D.**(7)	2,480,446	2,912	*
Frederick W. Telling, Ph.D.**(6)	864,624	10,849	*
Reed V. Tuckson, M.D.**(11)	752,400	—	*
All directors and executive officers as a group (13 persons)(12)	23,469,227	80,772	9.44%

*	Less than 1%.
**	Denotes director of the Company.
(1)	Beneficial ownership generally includes voting or investment power with respect to securities and is calculated based on 248,625,047 shares of our common stock outstanding as of June 29, 2012. This table is based upon information supplied by officers, directors and other investors including information from Schedules 13D, 13G and 13F and Forms 3 and 4 filed with the SEC. Shares of common stock subject to options, warrants or other securities convertible into common stock that are currently exercisable or convertible, or exercisable or convertible within sixty (60) days of June 29, 2012, are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned.
(2)	Shares subject to convertible securities included in this column reflects all options, warrants and convertible securities held by the holder exercisable within sixty (60) days after June 29, 2012. These shares are also included in the column titled “Number of Shares Beneficially Owned.”
(3)

As reflected in the Schedule 13G/A filed on June 6, 2012 by Socius, Socius Capital Group, LLC (“Socius Capital”), Acuitas Financial Group, LLC (“Acuitas”) and Terren S. Peizer. Shares beneficially owned are held of record by Socius. Includes 20,000,000 shares of common stock and warrants to purchase 13,333,332 shares of common stock. Pursuant to the terms of the warrants, Socius may not exercise or exchange its warrants to the extent that the exercise or exchange, as applicable, would result in Socius and its affiliates beneficially owning more than 9.9% of our common stock. Voting and dispositive power with respect to the shares held by Socius is exercised by Ward Jensen, its Vice President-Trading. Socius is a subsidiary of Socius Capital. Mr. Peizer is the sole Managing Director and the sole ultimate beneficial owner of Acuitas and Socius Capital. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, Acuitas, Socius Capital and/or Mr. Peizer may be deemed to beneficially own and/or control the shares owned by Socius. Acuitas, Socius Capital and Mr. Peizer disclaim beneficial ownership and control of any securities covered by the Schedule 13G/A. The address of Socius is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The address of Acuitas, Socius Capital and Mr. Peizer is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025.
(4)	The address of the directors and executive officers listed is 3101 Western Avenue, Suite 600, Seattle, Washington 98121.
(5)	Number of shares beneficially owned includes 5,444,531 shares of unvested restricted stock, 3,758,905 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below. Includes 3 shares held by Dr. Bianco’s wife.
(6)	Number of shares beneficially owned includes 435,412 shares of unvested restricted stock, 432,079 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below.
(7)	Number of shares beneficially owned includes 2,030,854 shares of unvested restricted stock, 1,525,166 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below. Includes 186 shares held by Mr. Bianco in trust for his children.
(8)	Number of share beneficially owned includes 1,633,360 shares of unvested restricted stock, 1,127,672 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below.
(9)	Number of shares beneficially owned includes 652,386 shares of unvested restricted stock, 649,053 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below.
(10)	Number of shares beneficially owned includes 3,266,719 shares of unvested restricted stock, 2,255,343 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below. Mr. Philips resigned as President on June 16, 2012, effective as of July 16, 2012.
(11)	Number of shares beneficially owned includes 453,412 shares of restricted stock, 432,079 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (13) below.
(12)	Number of shares beneficially owned includes 18,189,176 shares of unvested restricted stock for all directors and executive officers as a group, of which 13,433,779 shares are contingent and would vest as described in the above footnotes.

(13)	Shares beneficially owned include unvested restricted stock which, as described in the Compensation Discussion and Analysis above, have contingent vesting terms based on the achievement of the following five performance goals, subject to the goal’s being achieved before December 31, 2014 and the individual’s continued employment or service with us: Pix NDA Approval, Opaxio NDA Approval, Market Cap Goal, $50M Sales Goal and $100M Sales Goal. In the event that a particular performance goal is achieved prior to December 31, 2014, the following shares of restricted stock would vest as of the date of certification by the Compensation Committee of the achievement of such goal:

	Number of Shares of Restricted Stock Granted
Name	Pix NDA Approval	Opaxio NDA Approval	Market Cap Goal	$50M Sales Goal	$100M Sales Goal
James A. Bianco, M.D.	842,813	158,707	1,404,689	561,875	790,821
John H. Bauer	140,469	15,871	140,469	56,188	79,082
Louis A. Bianco	340,871	64,276	571,240	228,496	320,283
Daniel G. Eramian	252,844	47,612	421,407	168,563	237,246
Vartan Gregorian, Ph.D.	140,469	15,871	140,469	56,188	79,082
Richard L. Love	140,469	15,871	140,469	56,188	79,082
Mary O. Mundinger, DrPH.	140,469	15,871	140,469	56,188	79,082
Phillip M. Nudelman, Ph.D.	211,640	23,806	210,703	84,281	118,623
Craig W. Philips	505,688	95,224	842,813	337,125	474,493
Jack W. Singer, M.D.	340,871	64,276	571,240	228,496	320,283
Frederick W. Telling, Ph.D.	140,469	15,871	140,469	56,188	79,082
Reed V. Tuckson	140,469	15,871	140,469	56,188	79,082

Executive Officers

The following table sets forth certain information with respect to the Company’s executive officers as of June 29, 2012:

Name	Age	Position
James A. Bianco, M.D.(1)	55	Chief Executive Officer
Louis A. Bianco	59	Executive Vice President, Finance and Administration
Daniel G. Eramian	63	Executive Vice President, Corporate Communications
Craig W. Philips(2)	52	President
Jack W. Singer, M.D.	69	Executive Vice President, Global Medical Affairs and Translational Medicine
Steven E. Benner, M.D.	53	Executive Vice President, Chief Medical Officer

(1)	Dr. Bianco was appointed President of the Company on July 25, 2012.
(2)	Mr. Philips resigned as President on June 16, 2012, effective as of July 16, 2012.

For biographical information concerning Dr. James Bianco and Dr. Jack Singer, who are each directors of the Company as well as executive officers, please see the discussion above under Proposal 1.

Mr. Bianco is one of the Company’s founders and has been its Executive Vice President, Finance and Administration since February 1, 1992. He was also a director from the Company’s inception in September 1991 to April 1992 and from April 1993 to April 1995. From January 1989 through January 1992, Mr. Bianco was a Vice President at Deutsche Bank Capital Corporation in charge of risk management. Mr. Bianco is a Certified Public Accountant and received his M.B.A. from New York University. Mr. Bianco and Dr. Bianco are brothers.

Mr. Eramian joined the Company as Executive Vice President, Corporate Communications in March 2006. Prior to joining us, Mr. Eramian was Vice President of Communications at BIO, an industry organization representing more than 1,200 biotechnology companies, academic institutions, state biotechnology centers and related organizations. Prior to that, he was Assistant Administrator of Communications at the Small Business Administration and Director of Public Affairs at the Department of Justice and Chief Spokesman for the Attorney General of the United States of America.

Mr. Philips assumed his role as the Company’s President in August 2008 and resigned as President on June 16, 2012, effective as of July 16, 2012. In that role, he manages the company’s day-to-day drug development and commercial operations. Mr. Philips provided services to the Company as a consultant from April 2008 until he assumed the position of President. Prior to joining the Company, Mr. Philips was Vice President and General Manager of Bayer Healthcare Oncology from December 2006 to April 2008. Prior to Bayer Healthcare, Mr. Philips was Vice President and General Manager of Berlex Oncology from October 2004 to December 2006. He was also with Schering Plough from 1989 to 2003 in a variety of commercial and general management positions in the U.S., Canada, Southeast Asia and Australia. From 1984 to 1989 he was with Bristol Myers in a variety of commercial roles. Mr. Philips has also served as a member or a chair of the alliance executive committees, which included Onyx, Novartis, Genzyme, and Favrille. Mr. Philips received his B.Sc. in marketing and M.B.A. from Ohio State University.

Dr. Benner joined the Company as Executive Vice President, Chief Medical Officer on June 13, 2012. Prior to joining the Company, Dr. Benner was Senior Vice President and Chief Medical Officer of OncoMed Pharmaceuticals from February 2007 to November 2011. Prior to OncoMed Pharmaceuticals, Dr. Benner was Senior Vice President and Chief Medical Officer of Protein Design Labs Inc. (later PDL Biopharma) from November 2002 to November 2006. Prior to that, Dr. Benner held a series of positions of increasing responsibility at Bristol-Myers Squibb, where he held leadership roles in clinical oncology, drug development and licensing, culminating in his position as a Vice President in the company’s Pharmaceutical Research Institute. Prior to his work with industry, Dr. Benner held faculty appointments at the University of North Carolina and the University of Texas M.D. Anderson Cancer Center. He received his M.D. from the University of Missouri-Columbia and earned an M.H.S. in Clinical Epidemiology from Johns Hopkins University.

Related Party Transactions

Pursuant to the Company’s Code of Business Conduct and Ethics and the Amended and Restated Charter for the Audit Committee, any potential related party transaction must be fully disclosed to the Company’s Chief Financial Officer. Upon review, if the Chief Financial Officer determines that the transaction is material to the Company, then the Audit Committee must review and approve in writing in advance such related party transaction. Item 404(a) of Regulation S-K requires the Company to disclose in this Proxy Statement any transaction involving more than $120,000 in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Certain Transactions with Related Persons

In May 2007, the Company formed Aequus, a majority owned subsidiary of which our ownership was approximately 67% as of December 31, 2011. The Company entered into a license agreement with Aequus whereby Aequus gained rights to our Genetic Polymer™ technology which Aequus will continue to develop. The Genetic Polymer technology may speed the manufacture, development, and commercialization of follow-on and novel protein-based therapeutics.

In May 2007, the Company also entered into an agreement to fund Aequus in exchange for a convertible promissory note that becomes due and payable in five years and earns interest at a rate of 6% per annum. The note can be converted into equity at any time prior to its maturity upon the Company’s demand, or upon other triggering events. The number of shares of Aequus equity securities to be issued upon conversion of this note is equal to the quotient obtained by dividing (i) the outstanding balance of the note by (ii) 100% of the price per share of the equity securities. The Company funded Aequus $0.6 million, $0.5 million and $0.6 million during the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the Company entered into a services agreement to provide certain administrative and research and development services to Aequus. The amounts charged for these services, if unpaid by Aequus within 30 days, will be considered additional principal advanced under the promissory note.

The Company’s President and Chief Executive Officer, James A. Bianco, M.D. and the Company’s Executive Vice President, Global Medical Affairs and Translational Medicine, Jack W. Singer, M.D. are both minority shareholders of Aequus, each owning approximately 4.8% of the equity in Aequus as of December 31, 2011, and are members of the board of directors of Aequus. Additionally, Frederick W. Telling, Ph.D., a member of the Board, owns approximately 1.4% of Aequus as of December 31, 2011, which includes the restricted shares described in the next sentence, and is also a member of the board of directors of Aequus. In 2011, Dr. Telling was granted an award of 100,000 restricted shares of Aequus common stock with a grant-date fair value (as determined under generally accepted accounting principles) of $13,000 and payment of $2,500 was made by Aequus as partial reimbursement of Dr. Telling’s tax obligations in connection with this award. In addition, in 2011, Dr. Telling received $2,500 in fees for his service on the board of directors of Aequus. Of the 100,000 restricted shares of Aequus granted to Dr. Telling, 58,333 shares were unvested as of December 31, 2011. Dr. Telling did not receive any other compensation in 2011 for his services to Aequus. The Company’s Executive Vice President, Finance and Administration, Louis A. Bianco and the Company’s former President, Craig W. Philips provide certain consulting services to Aequus, including financial guidance business development and strategic planning services, for which they each received a grant of restricted shares of Aequus common stock during 2011 with a grant date fair value of $26,000. The size of these grants was determined by the board of directors of Aequus in its discretion, and each of these grants is subject to a four-year vesting schedule.

The Company owns a minority interest in DiaKine Therapeutics, Inc., or DiaKine, based upon the information last provided to the Company. Louis A. Bianco and Jack W. Singer, M.D. resigned from the board of directors of DiaKine in August 2010 and December 2009, respectively. In 2005, the Company entered into a license agreement with DiaKine for the exclusive license of Lisofylline material to DiaKine. In connection with the license agreement, the Company also entered into a joint representation letter with DiaKine and a law firm for legal services provided by the law firm with respect to the Lisofylline material. Pursuant to the license agreement, DiaKine agreed to pay all fees of legal services provided by the law firm with respect to the Lisofylline material. Pursuant to the joint representation letter, the Company agreed to be jointly responsible to the law firm with DiaKine for the payment of such fees to the law firm. In 2009, DiaKine failed to pay certain amounts payable to the law firm pursuant to the joint representation letter. In February 2010, the Company severed the joint representation letter with DiaKine and paid the outstanding third-party payables owed to the law firm in the amount of $206,000. In exchange, DiaKine issued to the Company an unregistered convertible subordinated note due February 2013 in the amount of $206,000. The note is convertible into equity of DiaKine upon the occurrence of certain events, including certain financings of DiaKine and a sale of DiaKine.

On June 17, 2010, the Company terminated the license agreement due to the insolvency of DiaKine, and requested that DiaKine arrange for the return of all confidential material, intellectual property, materials and other records and reports. On August 17, 2010, the Company delivered an additional notice to DiaKine reiterating the termination of the license agreement due to material breach of the provisions of the license agreement by DiaKine. In addition, Mr. Bianco resigned from the board of directors of DiaKine on August 17, 2010.

On August 24, 2010, the Company received a letter from Brian C. Purcell, Esq., counsel to DiaKine, alleging that the termination of the license agreement pursuant to the June 17, 2010 and August 17, 2010 letters was invalid and that DiaKine remains in full compliance with the license agreement. On December 20, 2010, we delivered a letter to DiaKine confirming the termination but offering to enter into a new license agreement, on substantially the same terms and conditions as the terminated license agreement, for the exclusive license of Lisofylline material to DiaKine in the event that DiaKine were able to either obtain financing or sell the company within 180 days on terms and conditions acceptable to us. On January 10, 2011, the Company received an additional letter from Mr. Purcell reiterating DiaKine’s contention that the termination of the license agreement pursuant to our June 17, 2010 and August 17, 2010 letters was invalid.

On February 29, 2012, DiaKine and its shareholders, including the Company, entered into a Share Exchange Agreement pursuant to which DiaKine was acquired by Islet Sciences, Inc., or Islet, on March 14, 2012. In connection with the closing of the acquisition, the Company (i) converted the note into equity of DiaKine, which was exchanged (along with the Company’s other equity interests in DiaKine) at the closing of the acquisition for Series C Preferred Shares of Islet and (ii) rescinded the termination of the license agreement. The Company’s Series C Preferred Shares of Islet automatically converted into common shares of Islet on April 26, 2012.

Phillip M. Nudelman serves on the board of directors of OptiStor. The Company made payments of $140,000 to OptiStor for hardware and software upgrades, maintenance and support in 2011.

Corey Masten-Legge, a stepson of James A. Bianco, M.D., is employed as a corporate attorney in the Company’s legal department. In 2011, Mr. Masten-Legge received approximately $191,000 in base salary and bonus, $2,871 in 401k Plan matching funds, a grant of 39,000 shares of restricted stock and a grant of stock options for 10,000 shares, with grant-date fair values (based on the assumptions used to value equity awards in our financial reporting) of $43,290 and $7,738, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and the Company’s other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information or written representations from reporting persons that no other reports were required, we believe that, during the 2011 fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners complied with Section 16(a).

Other Business

As of the date of this Proxy Statement, the Company knows of no other business that will be presented for action at the Annual Meeting.

Where You Can Find Additional Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, U.S.A. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

The SEC allows the Company to “incorporate by reference” certain information the Company files with it, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following, which include the information required by Item 13(a) of Schedule 14A and further information concerning the transactions described in Proposals 4 and 5:

•

Sections of our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 8, 2012: Part II. Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Part II. Item 8—Financial Statements and Supplementary Data,” “Part II. Item 7A—Quantitative and Qualitative Disclosure about Market Risk” and “Part II. Item 9—Changes in and Disagreements with Accountants on Accounting and Financial Disclosure;”

•

Sections of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on April 20, 2012: “Part I. Item 1—Financial Statements,” “Part I. Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part I. Item 3—Quantitative and Qualitative Disclosure about Market Risk;” and

•	Our Current Reports on Form 8-K filed with the SEC on April 24, 2012, May 31, 2012 and June 5, 2012.

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to the secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. We undertake to provide required copies by first class mail or other equally prompt means within one business day of receipt of such request. If you would like to request documents, please do so by August 10, 2012, in order to receive them before the Annual Meeting.

By Order of the Board of Directors

Louis A. Bianco Executive Vice President, Finance & Administration

Seattle, Washington

July 27, 2012

APPENDIX A

CELL THERAPEUTICS, INC.

2007 EQUITY INCENTIVE PLAN

Effective as of June 20, 2003 and amended and restated as of July 16, 2012

SECTION 1

BACKGROUND AND PURPOSE

1.1 Background. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units and Cash Awards.

1.2 Purpose of the Plan. The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

2.4 “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

2.5 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units or Cash Awards.

2.6 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Cash Award” means the right to receive cash as described in Section 8.

2.9 “Cash Position” means the Company’s level of cash, cash equivalents and securities available-for-sale.

2.10 “Change in Control” means the occurrence of any of the following events:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d 3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(d) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.11 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.12 “Committee” means the Board or a committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.13 “Company” means Cell Therapeutics, Inc., a Washington corporation, or any successor thereto. With respect to the definitions of the Performance Goals, the Committee may determine that “Company” means Cell Therapeutics, Inc. and its consolidated subsidiaries.

2.14 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.15 “Director” means any individual who is a member of the Board of Directors of the Company.

2.16 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.17 “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.18 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.19 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.20 “Fair Market Value” means the last quoted per share selling price for Shares on The NASDAQ Capital Market on the relevant date, or if there were no sales on such date, the closing bid on the relevant date. If there are neither bids nor sales on the relevant date, then the Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the last market trading day before the relevant date, as determined by the Committee. In any instance where the relevant date falls on a weekend day, a date The NASDAQ Capital Market is closed for trading or any other non-trading day, Fair Market Value shall mean the last quoted per share selling price on the last market trading day before the relevant date. If there are neither bids nor sales on the last market trading day before the relevant date, then the Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the most recent market trading day before the relevant date. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, Fair Market Value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Committee (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith.

2.21 “Fiscal Year” means the fiscal year of the Company.

2.22 “Freestanding SAR” means a SAR that is granted independently of any Option.

2.23 “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.24 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.25 “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

2.26 “Misconduct” means, at any time within (a) the term of an Option granted hereunder, (b) within one (1) year after a Participant’s Termination of Service, or (c) within one (1) year after exercise of any portion of an Option granted hereunder, whichever is the latest, the commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate), including, but not limited to: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an entity that is in competition with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (d) misuse of any trade or business secrets or confidential, secret, privileged, or non-public information relating to the Company’s (or any Affiliate’s) business or breach of the Company’s Confidentiality Agreement, or (e) participating in a hostile takeover attempt of the Company. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.27 “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

2.28 “Nonemployee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.29 “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.30 “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.31 “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

2.32 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.33 “Participant” means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

2.34 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: Annual Revenue, Cash Position, Earnings Per Share, Individual Objectives, Net Income, Operating Cash Flow, Operating Income, Regulatory Approval, Return on Assets, Return on Equity, Return on Sales, Stock Price and Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

2.35 “Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and therefore, the Shares subject to the Restricted Stock grant are subject to a substantial risk of forfeiture. With respect to Restricted Stock granted pursuant to Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion.

2.36 “Plan” means the Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.37 “Regulatory Approval” means the approval, or recommendation to approve, of regulatory agencies in the United States or Europe for such drug candidates as specified by the Plan Administrator for purposes of the Award.

2.38 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.39 “Restricted Stock Units” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify such vesting, payment and other terms and conditions as the Committee, in its sole discretion, shall determine.

2.40 “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.41 “Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

2.42 “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

2.43 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.44 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.45 “Shares” means the shares of common stock of the Company.

2.46 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

2.47 “Stock Price” means the stock price or market value of a share of the Company’s common stock and any amount determined by reference to such stock price or market value.

2.48 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.49 “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.50 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability or non-reelection to the Board.

2.51 “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. If the Committee is not the Board then the Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. If the Committee is not the Board, then the Committee shall be comprised solely of Directors who both are (a) “non-employee directors” under Rule 16b-3, and (b) “outside directors” under Section 162(m) of the Code.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate (a) all or any part of its authority and powers under the Plan to one or more Directors, and (b) more limited authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for issuance under the Plan shall not exceed 47,610,1801 Shares. Shares issued under the Plan may be either authorized but unissued Shares or treasury Shares. In addition, (a) the maximum number of Shares subject to those Options and SARs that are granted during any calendar year to any individual under this Plan shall be 13,500,000 Shares and (b) the maximum number of Shares which may be subject to Awards (other than Options and SARs) intended to qualify as “performance-based compensation” under Section 162(m) of the Code (including Awards payable in Shares and Awards payable in cash where the amount of cash payable upon or following vesting of the Award is determined with reference to the Fair Market Value of a Share at such time) that are granted to any one individual in any one calendar year shall 13,500,000 Shares.

4.2 Awards Settled in Cash, Reissue of Awards and Shares. If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for subsequent Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or one of its Affiliates to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under the Plan. To the extent that Shares are delivered pursuant to the exercise of a SAR or Option granted under the Plan, the number of underlying Shares as to which the exercise related shall be counted against the applicable share limits under Section 4.1, as opposed to only counting the Shares issued. (For purposes of

[1]	The current aggregate Share limit for the Plan is 32,610,180 Shares. Shareholders are being asked to approve an amendment to the Plan that would increase this aggregate Share limit by an additional 15,000,000 Shares (so that the new aggregate Share limit for the Plan would be 47,610,180 Shares).

clarity, if a SAR relates to 100,000 Shares and is exercised at a time when the payment due to the Participant is 15,000 Shares, 100,000 Shares shall be charged against the applicable Share limits under Section 4.1 with respect to such exercise.)

4.3 Adjustments in Awards and Authorized Shares. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall in such manner as it may deem equitable, (a) adjust the number and class of Shares (or other securities) that may be delivered under the Plan under Section 4.1, and the number, class, and price of Shares (or other securities) subject to outstanding Awards or (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. The specific adjustments shall be determined by the Committee. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants and Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Committee, in its sole discretion, shall determine the number of Shares subject to each Option.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4 Expiration of Options.

5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement, or

(b) If no date for the termination of the Option is set forth in the written Award Agreement (other than reference to Section 5.4.1(c)), (a) the expiration of twelve (12) months from the date of the Participant’s Termination of Service if such Termination of Service is a result of death or Disability, or (b) three (3) months from the date of the Participant’s Termination of Service for any other reason; or

(c) The expiration of ten (10) years from the Grant Date.

5.4.2 Committee Discretion. Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares, including satisfaction of any applicable withholding taxes.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (such previously acquired Shares must have been held for the requisite period necessary to avoid a charge to the Company’s earnings for the financial reporting purposes, unless otherwise determined by the Committee), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, including satisfaction of any applicable withholding taxes, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.

5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value exceeds such $100,000 limit, such options shall be treated as nonqualified stock options. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of death or Disability, unless the Award Agreement or the Committee permit later exercise. Notwithstanding the foregoing, to the extent that the post-termination exercise period exceeds the limitations under Section 422 of the Code, the Option will cease to be treated as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option at such time that the applicable time limit is exceeded.

5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4 Expiration; Other Terms. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to Employees, Directors and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.6 Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised.

6.8 At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to Employees, Directors and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion shall determine the number of Shares to be granted to each Participant.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, purchase price, if any, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed.

7.3 Transferability. Except as provided in this Section 7, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance Goals shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow such procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals and certifying that the Performance Goals were satisfied). In addition, the Committee will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 7.4.2 including the authority to reduce or eliminate Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. In addition, any dividends as to the unvested portion of a Restricted Stock award that is subject to performance-based vesting requirements (or any dividend equivalents as to the unvested portion of a Restricted Stock Unit award that is subject to performance-based vesting requirements) will be subject to termination and forfeiture to the same extent as the corresponding portion of the Award to which they relate.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

CASH AWARDS

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Participant, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award. The grant or vesting of a Cash Award may be made contingent on the achievement of Performance Goals in accordance with the terms of Section 7.4.2.

SECTION 9

MISCELLANEOUS

9.1 Change in Control.

9.1.1 Generally. In the event of a Change in Control, and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Awards granted hereunder shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable; and (ii) all restrictions and conditions on any Award then outstanding shall lapse as of the date of the Change in Control.

9.1.2 Options and SARs. Notwithstanding Section 9.1.1, the Committee may provide for Options and SARs to be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) Options and SARs, to the extent assumed or substituted, shall not become fully exercisable as of the date of the Change in Control. However, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(b) For the purposes of this Section 9.1.2, the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee or the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

(c) With respect to Options and SARs that are assumed or substituted for, if within twelve (12) months following the Change in Control the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable.

9.1.3 Restricted Stock. Notwithstanding Section 9.1.1, the Committee may provide for any vesting conditions or Company repurchase or reacquisition right with respect to outstanding Restricted Stock held by the Participant to be assigned to the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) All vesting conditions and Company repurchase or reacquisition rights with respect to outstanding Restricted Stock held by the Participant, to the extent so assigned, shall not lapse as of the date of the Change in Control. However, in the event that the successor corporation or a parent or Subsidiary of the successor corporation refuses to accept the assignment of any such vesting conditions or Company repurchase or reacquisition right, any such vesting conditions and Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Restricted Stock immediately prior to the Change in Control.

(b) If the vesting conditions and Company repurchase or reacquisition right with respect to Restricted Stock is assigned to the successor corporation and, within twelve (12) months following the Change in Control, the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then such Participant’s Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control) will immediately vest and any Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Restricted Stock (or the property for which the Restricted Stock was converted upon the Change in Control).

9.1.4 Cash Awards. Notwithstanding Section 9.1.1, the Committee may provide for Cash Awards to be assumed or an equivalent cash award substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In such case:

(a) All Company restrictions with respect to outstanding Cash Awards held by the Participant, to the extent so assigned, shall not lapse as of the date of the Change in Control. However, in the event that the successor corporation or a parent or Subsidiary of the successor corporation refuses to accept the assignment of any such Company restrictions, such Company restrictions will lapse and the Participant will become one hundred percent (100%) vested in such Cash Awards immediately prior to the Change in Control.

(b) If the Company restrictions with respect to a Cash Award are assigned to the successor corporation and, within twelve (12) months following the Change in Control, the Participant incurs a Termination of Service due to involuntary termination by the successor corporation or one of its affiliates for a reason other than Misconduct, then such Participant’s Cash Awards will immediately have any Company restrictions lapse and the Participant will become one hundred percent (100%) vested in such Cash Award.

9.2 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion, including rules and procedures that comply with Code Section 409A and the Guidance (as defined below).

9.3 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

9.4 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5 Limitations on Awards. Subject to the provisions of this Section 9.5, no Participant may be granted Cash Awards intended to qualify as “qualified performance-based compensation” under Code Section 162(m) in any one fiscal year in an aggregate amount of more than $650,000, considered without regard to any Options, SARs or Restricted Stock that may have been granted or awarded to such Participant during the applicable fiscal year. Nothing in this Section 9.5 shall prevent the Committee from making any type of Award authorized for grant under the Plan outside of the Plan. In addition, nothing in this Section 9.5 shall prevent the Committee from granting Awards under the Plan that are not intended to qualify as “qualified performance-based compensation” under Code Section 162(m).

9.6 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Second Amended and Restated Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.7 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

9.8 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.9 Limited Transferability of Awards. Subject to Section 7.3, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.8. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.10 No Rights as Shareholder. Except to the limited extent provided in Sections 7.6 and 7.7 no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

9.11 Tax Matters. Notwithstanding anything to the contrary contained herein, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”).

SECTION 10

AMENDMENT, TERMINATION, AND DURATION

10.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award already granted to such Participant; provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 9.1, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under the preceding sentence. No Award may be granted during any period of suspension or after termination of the Plan. The Company shall obtain shareholder approval if necessary or desirable to comply with applicable laws, rules and regulations, including of any governmental agencies and national securities exchanges. Decisions of the Board shall be final, binding and conclusive. For Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s shareholders must re-approve the material terms of the Performance Goals included in the Plan by the date of the first shareholder meeting that occurs in the fifth year following the year in which the shareholders most recently approved the Plan under Code Section 162(m).

10.2 Duration of the Plan. The Plan shall be effective as of June 20, 2003, and subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, no Incentive Stock Option may be granted under the Plan after ten years from the latest date the Company’s shareholders approve the Plan, including any subsequent amendment or restatement of the Plan approved by the Company’s shareholders.

10.3 Prohibition on Repricing. Notwithstanding the foregoing and except for an adjustment pursuant to Section 4.3 or a repricing approved by shareholders, in no case may the Committee (1) amend an outstanding Option or SAR to reduce the exercise price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR in exchange for cash or other Awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an option or SAR with an exercise that is less than the exercise of the original Award.

SECTION 11

TAX WITHHOLDING

11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. If the Committee permits Award Shares to be withheld from the Award to satisfy applicable withholding obligations, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates to the extent the Committee determines such limit is necessary or advisable in light of generally accepted accounting principles.

11.3 Liability for Applicable Taxes. Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social security, payroll tax, payment on account, other tax-related withholding or information reporting (“Tax-Related Items”), the Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Participant is and remains the Participant’s responsibility and that the Company and or the Employer (a) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of an Award; and (b) do not commit to structure the terms or any aspect of any Award granted hereunder to reduce or eliminate the Participant’s liability for Tax-Related Items. The Participant shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any benefit under the Plan if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 12

LEGAL CONSTRUCTION

12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b 3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Washington.

12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

[PROXY CARD (face)]

Cell Therapeutics, Inc.

Annual Meeting of the Shareholders

August 31, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder(s) hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., or either of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on August 31, 2012, or at any adjournment or postponement thereof (the “2012 Annual Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS, and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following:

(1)	Election of three Class III directors to the Company’s Board, each to serve until the 2015 Annual Meeting: 01) Richard L. Love, 02) Mary O. Mundinger, DrPH and 03) Jack W. Singer, M.D.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:

The Board of Directors recommends you vote FOR the following proposals:

(2)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 384,999,999 to 751,666,666 and to increase the total number of authorized shares of common stock from 383,333,333 to 750,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase in the number of shares available for issuance under the 2007 Equity Plan by 15,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of the shares issued to S*BIO Pte Ltd. in connection with, or to finance, the acquisition of assets of S*BIO Pte Ltd. and at the Company’s option, to issue shares of common stock or shares of preferred stock in lieu of cash for up to 50% of the milestone payments pursuant to the asset purchase agreement entered into with S*BIO Pte Ltd. on April 18, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	Approval of the issuance of shares of preferred stock and shares of common stock issuable upon conversion of the preferred stock, warrants and shares of common stock issuable upon the exercise of the warrants, and at the Company’s option, the issuance of shares of common stock in lieu of cash upon exchange of such warrants issued to Socius CG II, Ltd., pursuant to the securities purchase agreement entered into in connection with the offering of Series 15
	Convertible Preferred Stock on May 29, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(6)	Ratification of the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(7)	Approval of the adjournment of the 2012 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the 2012 Annual Meeting to adopt any of Proposals 1 through 6.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Transact such other business as may properly come before the 2012 Annual Meeting and all adjournments and postponements thereof.

Please sign exactly as your name(s) appear(s) on the stock certificate(s). When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)                      DATE

SIGNATURE (JOINT OWNERS)                      DATE

CELL THERAPEUTICS, INC.

3101 WESTERN AVENUE

SUITE 600

SEATTLE, WA 98121

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

[ITALIAN PROXY CARD]

DELEGA DI VOTO

Cell Therapeutics, Inc.

Assemblea Annuale degli Azionisti

31 agosto 2012

La presente delega è proposta per conto del Consiglio di Amministrazione

L’/Gli azionista/i il/i cui nominativo/i compare/compaiono sull’allegata certificazione di partecipazione al sistema di gestione accentrata di Monte Titoli S.p.A., rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008, delega/delegano con la presente James A. Bianco, M.D. e Phillip M. Nudelman, Ph.D., e ciascuno con il potere di nominare propri sostituti, a rappresentarlo/li nell’Assemblea Annuale degli Azionisti di Cell Therapeutics Inc. che si terrà il 31 agosto 2012 ed in ogni successiva convocazione o rinvio della stessa, nonché ad esercitare i diritti di voto connessi alle azioni ordinarie di Cell Therapeutics, Inc. rispetto alle quali il/i sottoscritto/i avrebbe/avrebbero il potere di votare qualora fosse/fossero personalmente presente/i nell’Assemblea Annuale.

La presente delega, debitamente sottoscritta ed inviata congiuntamente alla certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008, conferisce il potere di votare conformemente alle seguenti istruzioni ricevute dal/i socio/i. NEL CASO IN CUI NON SIA CONTENUTA ALCUNA ISTRUZIONE, LA PRESENTE DELEGA CONFERISCE IL POTERE DI VOTARE “A FAVORE” DI TUTTE LE PROPOSTE e, a discrezione dei soggetti delegati, in ogni altra materia che dovesse essere propriamente presentata in Assemblea o in ogni successiva convocazione o rinvio della stessa.

L’/Gli Azionista/i fornisce/forniscono le seguenti istruzioni di voto:

LA PRESENTE DELEGA DI VOTO È VALIDA UNICAMENTE SE SOTTOSCRITTA E DATATA

Il Consiglio di Amministrazione raccomanda di votare A FAVORE DI TUTTI relativamente alla seguente proposta:

(1)	Nomina di tre amministratori di Classe III per il Consiglio di Amministrazione della Società, ognuno dei quali rimarrà in carica fino all’Assemblea Annuale del 2015: 01) Richard L. Love, 02) Mary O. Mundinger, DrPH e 03) Jack W. Singer, M.D.	A FAVORE DI TUTTI ☐	NEGO LA DELEGA PER TUTTI ☐	A FAVORE DI TUTTI ECCETTO ☐
Al fine di negare il conferimento della delega di voto in relazione ad uno o più candidati, si prega di segnare “A favore di tutti eccetto” e indicare il/i numero/i del/i candidato/i sulla linea sottostante:

Il Consiglio di Amministrazione raccomanda di votare A FAVORE relativamente alle seguenti proposte:

(2)	Approvazione di una modifica dell’Atto Costitutivo della Società, come modificato e riconfermato, al fine di aumentare il numero totale delle azioni autorizzate (authorized shares) da 384.999.999 a 751.666.666 e di aumentare il numero totale delle azioni autorizzate ordinarie (authorized shares of common stock) da 383.333.333 a 750.000.000.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(3)	Approvazione di una modifica al Piano di Incentivo Azionario 2007 della Società, come modificato e riconfermato (il “Piano Azionario 2007”), al fine di aumentare di 15.000.000 il numero di azioni emettibili ai sensi di tale Piano Azionario 2007.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(4)	Approvazione delle azioni emesse in favore di S*BIO Pte Ltd. in relazione all’acquisizione di beni di S*BIO Pte Ltd. ovvero al fine di finanziare tale acquisizione e, a discrezione della Società, dell’emissione di azioni ordinarie o azioni privilegiate in alternativa a versamenti in denaro per un ammontare fino al 50% dei pagamenti connessi al raggiungimento di risultati intermedi, conformemente a quanto previsto dal contratto di compravendita di beni sottoscritto con S*BIO Pte Ltd. in data 18 aprile 2012.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(5)	Approvazione dell’emissione di azioni privilegiate ed azioni ordinarie emettibili a seguito della conversione di azioni privilegiate, warrants e azioni ordinarie emettibili a seguito dell’esercizio dei warrants e, a discrezione della Società, dell’emissione di azioni ordinarie in alternativa a versamenti in denaro a seguito dello scambio di tali warrants emessi in favore di Socius CG II, Ltd., conformemente a quanto previsto dal contratto di compravendita di titoli sottoscritto in data 29 maggio 2012 in relazione all’offerta di Azioni Privilegiate di Serie 15 convertibili.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(6)	Ratifica della nomina di Marcum LLP quale società di revisione indipendente della Società per l’esercizio che si concluderà il 31 dicembre 2012.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(7)	Approvazione dell’aggiornamento dell’Assemblea Annuale 2012, se necessario o appropriato, al fine di sollecitare ulteriori deleghe qualora vi siano voti insufficienti nel momento in cui l’Assemblea Annuale 2012 sia chiamata a deliberare su alcuna delle Proposte da 1 a 6.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

Trattazione di qualsiasi altra questione che possa validamente essere proposta all’esame dell’Assemblea Annuale 2012 e in occasione di tutti i relativi aggiornamenti e rinvii.

ISTRUZIONI DI VOTO

(a)	Firmare e datare la presente delega nell’apposito spazio qui sotto.

(b)	Trasmettere SIA la delega firmata SIA la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) al seguente indirizzo, o per posta o via fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

3101 Western Ave., Suite 600

Seattle, WA 98121

FAX: +1 (206) 284-6206

(c)	È NECESSARIO allegare alla presente delega la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) perché il proprio voto venga computato.

(d)	Scadenza: la delega dovrà essere ricevuta al suddetto indirizzo (per posta o per fax) non più tardi del 30 agosto 2012. Qualora provvediate all’invio della documentazione per posta successivamente al 23 agosto 2012, si consiglia vivamente di inviare la stessa anche via fax al suddetto numero.

Tutte le altre deleghe di voto precedentemente conferite dal sottoscritto in relazione alle azioni ordinarie di Cell Therapeutics, Inc., in base alle quali il sottoscritto avrebbe il potere di votare nell’Assemblea Annuale o in ogni sua ulteriore convocazione o rinvio sono espressamente revocate.

Siete pregati di sottoscrivere la presente delega in modo leggibile, indicando il Vostro nominativo, corrispondente a quello riportato nella certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008. Qualora l’azione sia cointestata, ciascuno dei cointestatari dovrà sottoscrivere la presente delega. Se si sottoscrive in qualità di procuratore, esecutore, curatore, fiduciario o tutore occorre specificare tale titolo. Le società di capitali, società di persone e associazioni sottoscrivono tramite un legale rappresentante che dovrà indicare tale titolo.

FIRMA (si prega di firmare nell’apposito spazio)                      DATA

FIRMA (COINTESTATARI)                      DATA

[ITALIAN PROXY CARD (English translation)]

Cell Therapeutics, Inc.

Annual Meeting of the Shareholders

August 31, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The shareholder(s) whose name(s) appear(s) on the enclosed certifications(s) of participation in the Central Depository System of Monte Titoli S.p.A., issued by authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., and each of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on August 31, 2012, or at any adjournment or postponement thereof.

This proxy, when properly executed and submitted together with your certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following:

(1)	Election of three Class III directors to the Company’s Board, each to serve until the 2015 Annual Meeting: 01) Richard L. Love, 02) Mary O. Mundinger, DrPH and 03) Jack W. Singer, M.D.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:

The Board of Directors recommends you vote FOR the following proposals:

(2)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 384,999,999 to 751,666,666 and to increase the total number of authorized shares of common stock from 383,333,333 to 750,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase in the number of shares available for issuance under the 2007 Equity Plan by 15,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of the shares issued to S*BIO Pte Ltd. in connection with, or to finance, the acquisition of assets of S*BIO Pte Ltd. and at the Company’s option, to issue shares of common stock or shares of preferred stock in lieu of cash for up to 50% of the milestone payments pursuant to the asset purchase agreement entered into with S*BIO Pte Ltd. on
	April 18, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	Approval of the issuance of shares of preferred stock and shares of common stock issuable upon conversion of the preferred stock, warrants and shares of common stock issuable upon the exercise of the warrants, and at the Company’s option, the issuance of shares of common stock in lieu of cash upon exchange of such warrants issued to Socius CG II, Ltd., pursuant to the securities purchase agreement entered into in connection with the offering of Series 15 Convertible Preferred Stock on May 29, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(6)	Ratification of the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(7)	Approval of the adjournment of the 2012 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the 2012 Annual Meeting to adopt any of Proposals 1 through 6.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Transact such other business as may properly come before the 2012 Annual Meeting and all adjournments and postponements thereof.

VOTING INSTRUCTIONS

(a)	Please sign and date this card in the space provided below.

(b)	Please submit BOTH this signed proxy card AND the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) to the following address either by mail or by fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

3101 Western Ave., Suite 600

Seattle, WA 98121

FAX: 00 +1 (206) 284-6206

(c)	You MUST include the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) together with this proxy card for your vote to be counted.

(d)	Deadline: Your proxy card must be received at the above address (by mail or fax) no later than August 30, 2012. If you are depositing your vote in the mail after August 23, 2012, the Company recommends that you also submit the papers by fax to the above number.

All other proxies heretofore given by the undersigned to vote shares of stock of Cell Therapeutics Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Please sign exactly as your name(s) appear(s) on the stock certifications(s) issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)                  DATE

SIGNATURE (JOINT OWNERS)                  DATE